UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6177

Nuveen California Investment Quality Municipal Fund, Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: February 28, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report
February 28, 2011

Nuveen California Municipal Value Fund, Inc.
NCA

Nuveen California Municipal Value Fund 2
NCB

Nuveen California Performance Plus Municipal Fund, Inc.
NCP

Nuveen California Municipal Market Opportunity Fund, Inc.
NCO

Nuveen California Investment Quality Municipal Fund, Inc.
NQC

Nuveen California Select Quality Municipal Fund, Inc.
NVC

Nuveen California Quality Income Municipal Fund, Inc.
NUC

February

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp – the parent of FAF Advisors – received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $197 billion of assets as of December 31, 2010.

Table of Contents

Chairman’s Letter to Shareholders	4
Portfolio Manager’s Comments	5
Common Share Dividend and Share Price Information	13
Performance Overviews	15
Shareholder Meeting Report	22
Report of Independent Registered Public Accounting Firm	26
Portfolios of Investments	27
Statement of Assets and Liabilities	65
Statement of Operations	67
Statement of Changes in Net Assets	69
Statement of Cash Flows	72
Financial Highlights	74
Notes to Financial Statements	82
Board Members & Officers	95
Annual Investment Management Agreement Approval Process	100
Board Approval of Sub-Advisory Arrangements	107
Reinvest Automatically, Easily and Conveniently	108
Glossary of Terms Used in this Report	110
Other Useful Information	115

Chairman’s
Letter to Shareholders

Dear Shareholders,

In 2010, the global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the downturn still weigh on the prospects for continued improvement. In the U.S., ongoing weakness in housing values has put pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks is only slowly being translated into increased hiring or more active lending. Globally, deleveraging by private and public borrowers has inhibited economic growth and that process is far from complete.

Encouragingly, constructive actions are being taken by governments around the world to deal with economic issues. In the U.S., the recent passage of a stimulatory tax bill relieved some of the pressure on the Federal Reserve to promote economic expansion through quantitative easing and offers the promise of sustained economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could determine whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be inflationary pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. Also, these various actions are being taken in a setting of heightened global economic uncertainty, primarily about the supplies of energy and other critical commodities. In this challenging environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on December 31, 2010, Nuveen Investments completed a strategic combination with FAF Advisors, Inc., the manager of the First American Funds. The combination adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet those investor needs.

As of the end of April, 2011, Nuveen Investments had completed the refinancing of all of the Auction Rate Preferred Securities issued by its taxable closed-end funds and 80% of the Muni Preferred shares issued by its tax-exempt closed-end funds. Please consult the Nuveen Investments web site, www.Nuveen.com, for the current status of this important refinancing program.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
April 26, 2011

4 Nuveen Investments

Portfolio Manager’s Comments

Nuveen California Municipal Value Fund, Inc. (NCA)
Nuveen California Municipal Value Fund 2 (NCB)
Nuveen California Performance Plus Municipal Fund, Inc. (NCP)
Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)
Nuveen California Investment Quality Municipal Fund, Inc. (NQC)
Nuveen California Select Quality Municipal Fund, Inc. (NVC)
Nuveen California Quality Income Municipal Fund, Inc. (NUC)

Portfolio manager Scott Romans reviews economic and municipal market conditions at both the national and state levels, key investment strategies and the twelve-month performance of the Nuveen California Municipal Funds. Scott, who joined Nuveen in 2000, has managed NCA, NCP, NCO, NQC, NVC and NUC since 2003 and NCB since its inception in 2009.

What factors affected the U.S. economic and municipal market environments during the twelve-month reporting period ended February 28, 2011?

During this period, the U.S. economy demonstrated some signs of improvement, supported by the efforts of both the Federal Reserve (Fed) and the federal government. For its part, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% since cutting it to this record low level in December 2008. At its March 2011 meeting (after the end of this reporting period), the central bank renewed its commitment to keeping the fed funds rate at “exceptionally low levels” for an “extended period.” The Fed also left unchanged its second round of quantitative easing, which calls for purchasing $600 billion in U.S. Treasury bonds by June 30, 2011. The goal of this plan is to lower long-term interest rates and thereby stimulate economic activity and create jobs. The federal government continued to focus on implementing the economic stimulus package passed in early 2009 and aimed at providing job creation, tax relief, fiscal assistance to state and local governments and expansion of unemployment benefits and other federal social welfare programs.

In the fourth quarter of 2010, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 3.1%, marking the first time the economy put together six consecutive quarters of positive growth since 2006-2007. In February 2011, national unemployment dropped below 9% for the first time in 21 months, standing at 8.9%, down from 9.7% a year earlier. At the same time, inflation posted its largest gain since April 2009, as the Consumer Price Index (CPI) rose 2.1% year-over-year as of February 2011, driven mainly by increased prices for energy. The core CPI (which excludes food and energy) increased 1.1% over this period. The housing market continued to be the weak

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s (S&P), Moody’s or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.
Nuveen Investments 5

spot in the economy. For the twelve months ended January 2011 (most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s (S&P)/Case-Shiller index of 20 major metropolitan areas lost 3.1%, with 11 of the 20 metropolitan areas hitting their lowest levels since housing prices peaked in 2006.

Municipal bond prices generally rose during the first eight months of this period, as the combination of strong demand and tight supply of new tax-exempt issuance created favorable market conditions. One reason for the decrease in new tax-exempt supply was the heavy issuance of taxable municipal debt under the Build America Bond (BAB) program, which was created as part of the American Recovery and Reinvestment Act of February 2009 and which expired December 31, 2010. Build America Bonds generally offered municipal issuers a federal subsidy equal to 35% of a bond’s interest payments, providing issuers with an alternative to traditional tax-exempt debt that often was lower in cost. For the period March 1, 2010 through December 31, 2010, taxable Build America Bonds issuance totaled $117.3 billion, accounting for 24% of new bonds issued in the municipal market. After rallying strongly over most of the period, the municipal market suffered a reversal in mid-November 2010, due largely to investor concerns about inflation, the federal deficit and its impact on demand for U.S. Treasuries. Adding to this situation was the popular media’s coverage of the strained finances of many state and local governments, which often failed to differentiate between gaps in operating budgets and those entities’ ability to meet their debt service obligations. As a result, money began to flow out of municipal mutual funds, yields rose and valuations lowered. Toward the end of this period, we saw the environment in the municipal market improve, as crossover buyers—including hedge funds and life insurance companies—were attracted by municipal bond prices and tax-exempt yields, resulting in decreased outflows, declining yields and rising valuations.

Over the twelve months ended February 28, 2011, municipal bond issuance nationwide—both tax-exempt and taxable—totaled $423.4 billion. Demand for municipal bonds was exceptionally strong during the majority of this period, especially from individual investors. In recent months, crossover buyers have provided support for the market.

How were the economic and market environments in California during this period?

California’s economy is the largest in the United States and the eighth largest in the world on a stand-alone basis, according to the International Monetary Fund. The state continued to be burdened by serious budget problems, with persistent deficits and high spending outweighing its ability to generate revenues. That said, the state’s revenue picture has begun to improve modestly. As of October 2010, California’s General Fund revenues were above estimated levels by close to 1%, with the improvement driven by three main sources — higher corporate-tax, personal-income-tax and sales-tax collections. In October 2010 alone, tax receipts surpassed budget estimates by almost 5%. Toward year-end, after a long political stalemate, the state’s government finally enacted a $125 billion budget for the 2011 fiscal year, closing a gap of more than $19 billion. This budget includes no new taxes, a variety of spending reductions, and the use of various one-time receipts, loans, and other solutions to rectify the budget shortfall. The state’s unemployment rate was 12.2% in February 2011 — second-highest in the nation

6 Nuveen Investments

and well above the national average of 8.9% for the same month. At the end of the reporting period, California maintained credit ratings of A1, A- and A- from rating agencies Moody’s Investor Services, Standard & Poor’s (S&P) and Fitch, respectively. The supply of new tax-exempt bond issuance in California totaled more than $58 billion during the twelve-month period ending February 28, 2010, a 21% year-over-year drop, compared to roughly flat issuance levels nationwide during the same time frame.

What key strategies were used to manage the California Funds during this reporting period?

As previously mentioned, the new issue supply of tax-exempt bonds declined nationally during this period, due largely to the issuance of taxable bonds under the Build America Bond program (which expired December 31, 2010). This program also significantly impacted the availability of tax-exempt bonds in California. Between March 1, 2010, and the end of the BAB program in December 2010, California issued more than $20 billion in taxable Build America Bonds, ranking as the largest user of BABs among the 50 states. For this period, Build America Bonds accounted for approximately 35% of total municipal issuance in California, which was already down significantly from the twelvemonth period ended February 28, 2010. Since interest payments from Build America Bonds represent taxable income, we did not view these bonds as good investment opportunities for these Funds.

Despite the constrained issuance on tax-exempt municipal bonds, much of our investment activity was opportunistic. We continued to take a bottom-up approach to discovering undervalued sectors and individual credits with the potential to perform well over the long term. During this period, the Funds found value in school district bonds, especially zero coupon and convertible zero coupon bonds issued for various school districts. We also purchased health care credits, general obligation bonds issued by the state and local governments and redevelopment bonds.

Some of this investment activity resulted from opportunities created by the provisions of the Build America Bond program. For example, tax-exempt supply was more plentiful in the health care sector because, as 501(c)(3) (nonprofit) organizations, hospitals generally did not qualify for the Build America Bond program and continued to issue bonds in the tax-exempt municipal market. Bonds with proceeds earmarked for refundings, working capital and private activities also were not covered by the Build America Bond program and this resulted in attractive opportunities in various other sectors of the market.

The impact of the Build America Bond program also was evident in the area of longer-term issuance, as municipal issuers sought to take full advantage of the attractive financing terms offered by these bonds. Approximately 70% of Build America Bonds were issued with maturities of at least 30 years. Although this had a significant impact on the availability of tax-exempt credits with longer maturities, the Funds continued to focus on purchasing bonds at the longer end of the yield curve when appropriate bonds became available.

Cash for new purchases during this period was generated primarily by the proceeds from bond calls and maturing bonds, which we worked to redeploy to keep the Funds fully invested. In addition, the Funds sold selected short-dated pre-refunded bonds.

Nuveen Investments 7

During the last part of the period, as we undertook some structural changes, we sold older health care bonds with 5% coupons and shorter call dates in order to fund our purchases of current market health care credits with larger coupons and better call structures. Some of the Funds also sold corporate industrial development/pollution control revenue bonds where we believed we had extracted all of the price performance potential. These bonds attracted very good prices due to interest from crossover buyers.

As of February 28, 2011, all seven of these Funds continued to use inverse floating rate securities. We employ inverse floaters as a form of leverage for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did the Funds perform?

Individual results for these Nuveen California Municipal Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value
For periods ended 2/28/11
	1-Year	5-Year	10-Year
NCA1	-0.13%	2.86%	4.22%
NCB1	-0.17%	N/A	N/A
NCP	-1.26%	2.25%	4.66%
NCO	-3.51%	1.49%	4.38%
NQC	-0.84%	2.50%	4.77%
NVC	-1.82%	2.65%	5.03%
NUC	-0.17%	3.11%	4.99%

Standard & Poor’s (S&P) California Municipal Bond Index2	2.08%	3.39%	4.57%
Standard & Poor’s (S&P) National Municipal Bond Index3	1.63%	3.74%	4.75%
Lipper California Municipal Debt Funds Average4	-1.08%	1.18%	4.34%

For the twelve months ended February 28, 2011, the total returns on common share net asset value (NAV) for all seven of these California Funds underperformed the returns for the Standard & Poor’s (S&P) California Municipal Bond Index and the Standard & Poor’s (S&P) National Municipal Bond Index. For this same period, NCA, NCB, NQC and NUC exceeded the average return for the Lipper California Municipal Debt Funds Average, while NCP, NCO and NVC underperformed the Lipper average.

Key management factors that influenced the Funds’ returns during this period included sector allocation, credit exposure and duration and yield curve positioning. In addition, the Funds, especially NUC, benefited from strong individual security selection. The use of structural leverage also factored into the performance of all of these Funds except for NCA and NCB, which are unleveraged. Leverage is discussed in more detail on page ten.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

1	NCA and NCB are unleveraged Funds; the remaining five Funds in this report use structural leverage.

2
The Standard & Poor’s (S&P) California Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade California municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

3
The Standard & Poor’s (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

4
The Lipper California Municipal Debt Funds Average is calculated using the returns of all leveraged and unleveraged closed-end funds in this category for each period as follows: 1-year, 24 funds; 5-year, 24 funds; and 10-year, 12 funds. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.The Lipper average is not available for direct investment.

8 Nuveen Investments

The predominant factor in the performance of the California Funds for this period was each Fund’s weighting in California state GOs. All of these Funds were underweight in varying degrees to the tax-supported sector, especially California state GOs, relative to the California market. This underweighting was due to the fact that California state GOs comprise such a large portion (just over 25% as of February 2011) of the tax-supported sector in California that it is difficult to match the market weighting in our portfolios. During this period, due in part to their scarcity and security provisions, California state GOs outperformed the general municipal market by a significant margin. Consequently, the more underweight a Fund was in these credits, the more it hurt that Fund’s performance.

Other sectors that outperformed the overall municipal market during this period included industrial development revenue (IDR) and housing. In general, the higher a Fund’s allocation to IDRs, the greater the offset to the negative impact of that Fund’s underexposure to California state GOs. These Funds generally had relatively small allocations to housing bonds, which limited their participation in the outperformance of this sector.

In contrast, the health care, education and transportation sectors turned in relatively weak performance, and tobacco bonds were among the poorest performers. All of these Funds were generally underexposed to tobacco credits, which lessened the negative impact of this sector. Our holdings in the “other revenue” sector, specifically tax increment financing district or redevelopment district bonds, also generally performed poorly during this period. Changes to the redevelopment district program, suggested as part of efforts to close gaps in the California state budget, caused concern among both investors and issuers of these bonds, which resulted in heavier supply of redevelopment district bonds in the market. This, in turn, caused the sector to trade off. The California Funds tended to be overweighted in this sector, and its underperformance had a negative impact on their returns.

Credit exposure also played an important role in performance during these twelve months. During the market reversal of late 2010, as the demand for high-yield bonds decreased, prices on lower quality credits generally fell. For the period, bonds rated BBB typically underperformed those rated AAA or A. On the whole, it is our management style to overweight the BBB credit category in these Funds, and that generally detracted from their performance during this period. NCO, in particular, was hurt by the combination of overexposure to BBB bonds and underexposure to bonds rated A.

During this period, municipal bonds with intermediate maturities, especially those in the long intermediate segment of the yield curve, generally outperformed other maturity groupings, with credits at both the shortest and longest ends of the curve posting the weakest returns. Overall, the effect of the Funds’ duration and yield curve positioning was relatively neutral for performance during this period, especially when compared with the impact of sector allocation and credit exposure. Among these seven Funds, NCA had the most advantageous yield curve positioning, which was modestly positive for its performance, while NCOs performance was hampered by its greater exposure to the underperforming shortest and longest parts of the yield curve.

Nuveen Investments 9

During this period, NCB and NCO also entered into forward interest rate swaps to broadly reduce the sensitivity of the Funds to movements in U.S. interest rates.

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of most of these Funds relative to the comparative indexes was the Funds’ use of structural leverage. As mentioned previously, NCA and NCB do not use structural leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage made a positive contribution to the performance of these Funds over this reporting period.

RECENT DEVELOPMENTS REGARDING THE FUNDS’ REDEMPTION OF AUCTION RATE PREFERRED SHARES

Shortly after their respective inception, each of the Funds (except NCA and NCB) issued auction rate preferred shares (ARPS) to create structural leverage. As noted in past shareholder reports, the ARPS issued by many closed-end funds, including these Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more ARPS have been submitted for sale in each of their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely nonexistent since late February 2008. This means that these auctions have “failed to clear,” and that many, or all, of the ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in ARPS did not lower the credit quality of these shares, and ARPS shareholders unable to sell their shares continued to receive distributions at the “maximum rate” applicable to failed auctions, as calculated in accordance with the pre-established terms of the ARPS. In the recent market, with short-term rates at multigenerational lows, those maximum rates also have been low.

One continuing implication for common shareholders from the auction failures is that each Fund’s cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund’s common share earnings likely have been incrementally lower at times than they otherwise might have been.

As noted in past shareholder reports, the Nuveen funds’ Board of Directors/Trustees authorized several methods that can be used separately or in combination to refinance a portion of the Nuveen funds’ outstanding ARPS. Some funds have utilized tender option bonds (TOBs), also known as inverse floating rate securities, for leverage purposes. The amount of TOBs that a fund may use varies according to the composition of each fund’s portfolio. Some funds have a greater ability to use TOBs than others. Some funds have issued Variable Rate Demand Preferred (VRDP) Shares as well as Variable MuniFund Term Preferred (VMTP) Shares, which are a floating rate form of preferred stock with a mandatory term redemption. Some funds have issued MuniFund Term Preferred (MTP)

10 Nuveen Investments

Shares, a fixed rate form of preferred stock with a mandatory redemption period of three to five years.

While all these efforts have reduced the total amount of outstanding ARPS issued by the Nuveen funds, the funds cannot provide any assurance on when the remaining outstanding ARPS might be redeemed.

During 2010 and 2011, certain Nuveen leveraged closed-end funds (excluding all of the Funds in this report) received a demand letter from a law firm on behalf of purported holders of common shares of each such fund, alleging that Nuveen and the funds’ officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the funds’ ARPS. In response, the Board established an ad hoc Demand Committee consisting of certain of its disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive investigation. Based upon its investigation, the Demand Committee found that it was not in the best interests of each fund or its shareholders to take the actions suggested in the demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and recommendation of the Demand Committee, the full Board of each fund unanimously adopted the Demand Committee’s recommendation.

Subsequently, the funds that received demand letters (excluding all of the Funds in this report) were named in a consolidated complaint as nominal defendants in a putative shareholder derivative action captioned Martin Safier, et al. v. Nuveen Asset Management, et al. that was filed in the Circuit Court of Cook County, Illinois, Chancery Division (the “Cook County Chancery Court”) on February 18, 2011 (the “Complaint”). The Complaint, filed on behalf of purported holders of each fund’s common shares, also name Nuveen Fund Advisors, Inc. as a defendant, together with current and former Officers and interested Director/Trustees of each of the funds (together with the nominal defendants, collectively, the “Defendants”). The Complaint contains the same basic allegations contained in the demand letters. The suits seek a declaration that the Defendants have breached their fiduciary duties, an order directing the Defendants not to redeem any ARPS at their liquidation value using fund assets, indeterminate monetary damages in favor of the funds and an award of plaintiffs’ costs and disbursements in pursuing the action. Nuveen Fund Advisors, Inc. believes that the Complaint is without merit, and is defending vigorously against these charges.

As of February 28, 2011, NCP, NCO, NQC, NVC and NUC have redeemed all of their outstanding ARPS at par.

During this twelve-month reporting period, NCP, NCO, NQC, NVC  and NUC issued $81.0 million, $49.8 million, $95.6 million, $158.9 million and $158.1 million, respectively, of VRDP to redeem at par their remaining outstanding ARPS. As noted previously, VRDP is a newly-developed instrument that essentially replaces all or a portion of the ARPS used as leverage and potentially could be used to refinance all or a portion of the ARPS of other Funds. VRDP shares include a liquidity feature that allows holders of VRDP to have their shares purchased by a liquidity provider in the event that sell orders have not been matched with purchase orders and successfully settled in a remarketing. VRDP is offered only to qualified institutional buyers, defined pursuant to Rule 144A under the Securities Act of 1933.

Nuveen Investments 11

(Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies and Footnote 4 – Fund Shares for further details on VRDP Shares.)

At the time this report was prepared, all 84 of the Nuveen closed-end municipal funds that had issued ARPS have redeemed at par all or a portion of these shares. These redemptions bring the total amount of Nuveen’s municipal closed-end funds’ ARPS redemptions to approximately $8.8 billion of the approximately $11.0 billion originally outstanding.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/arps.

12 Nuveen Investments

Common Share Dividend and
Share Price Information

During the twelve months ended February 28, 2011, NCO, NQC, NVC and NUC each had one monthly dividend increase. The dividends of NCA and NCP remained stable throughout the reporting period, while NCB had one reduction in its dividend effective December 2010.

Due to normal portfolio activity, common shareholders of NCA received a net ordinary income distribution of $0.0028 per share, and common shareholders of NCB received a short-term capital gains distribution of $0.0072 per share at the end of 2010.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of February 28, 2011, all of the Funds had positive UNII balances for both tax purposes and financial reporting purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

As of February 28, 2011, and the since inception of the Funds’ repurchase program, the following Funds have cumulatively repurchased and retired common shares as shown in the accompanying table. Since the inception of the Funds’ repurchase program, NCA, NCB and NQC have not repurchased any of their outstanding common shares.

	Common Shares
	Repurchased	% of Outstanding
Fund	and Retired	Common Shares
NCA	–	–
NCB	–	–
NCP	28,300	0.2%
NCO	24,900	0.3%
NQC	–	–
NVC	41,400	0.2%
NUC	40,000	0.2%

Nuveen Investments 13

During the twelve-month reporting period, the Funds did not repurchase any of their outstanding common shares.

As of February 28, 2011, the Funds’ common share prices were trading at (-) discounts to their common share NAVs as shown in the accompanying table.

	2/28/11	Twelve-Month Average
Fund	(-) Discount	(-) Discount
NCA	(-)7.83%	(-)4.35%
NCB	(-)8.27%	(-)5.17%
NCP	(-)4.60%	(-)5.53%
NCO	(-)2.66%	(-)4.51%
NQC	(-)5.05%	(-)5.09%
NVC	(-)3.36%	(-)1.94%
NUC	(-)5.14%	(-)2.72%

14 Nuveen Investments

NCA	Nuveen California
Municipal Value
Performance	Fund, Inc.
OVERVIEW
as of February 28, 2011

Fund Snapshot
Common Share Price		$8.36
Common Share
Net Asset Value (NAV)		$9.07
Premium/(Discount) to NAV		-7.83%
Market Yield		5.45%
Taxable-Equivalent Yield1		8.35%
Net Assets Applicable to
Common Shares ($000)		$228,948

Average Annual Total Return
(Inception 10/07/87)
	On Share Price	On NAV
1-Year	-2.32%	-0.13%
5-Year	2.52%	2.86%
10-Year	3.79%	4.22%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited		27.7%
U.S. Guaranteed		18.1%
Health Care		14.1%
Water and Sewer		7.8%
Utilities		7.5%
Tax Obligation/General		6.8%
Long-Term Care		4.6%
Other		13.4%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.
4	The Fund paid shareholders a net ordinary income distribution in December 2010 of $0.0028 per share.

Nuveen Investments 15

NCB	Nuveen California
Municipal Value
Performance	Fund 2
OVERVIEW
as of February 28, 2011

Fund Snapshot
Common Share Price		$13.65
Common Share
Net Asset Value (NAV)		$14.88
Premium/(Discount) to NAV		-8.27%
Market Yield		5.85%
Taxable-Equivalent Yield1		8.96%
Net Assets Applicable to
Common Shares ($000)		$48,936

Average Annual Total Return
(Inception 4/28/09)
	On Share Price	On NAV
1-Year	-1.25%	-0.17%
Since Inception	0.29%	7.45%

Portfolio Composition3
(as a % of total investments)
Health Care		23.8%
Utilities		14.7%
Tax Obligation/Limited		13.5%
Housing/Single Family		11.2%
Education and Civic Organizations		10.4%
Tax Obligation/General		8.8%
Water and Sewer		5.3%
Other		12.3%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.
4	The Fund paid shareholders a net ordinary income distribution in December 2010 of $0.0072 per share.

16 Nuveen Investments

NCP	Nuveen California
Performance Plus
Performance	Municipal Fund, Inc.
OVERVIEW
as of February 28, 2011

Fund Snapshot
Common Share Price		$12.43
Common Share
Net Asset Value (NAV)		$13.03
Premium/(Discount) to NAV		-4.60%
Market Yield		7.24%
Taxable-Equivalent Yield1		11.09%
Net Assets Applicable to
Common Shares ($000)		$168,600

Average Annual Total Return
(Inception 11/15/89)
	On Share Price	On NAV
1-Year	5.61%	-1.26%
5-Year	3.07%	2.25%
10-Year	3.97%	4.66%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited		24.4%
Health Care		14.4%
Tax Obligation/General		12.6%
U.S. Guaranteed		8.3%
Education and Civic Organizations		7.8%
Utilities		7.5%
Transportation		7.4%
Water and Sewer		7.4%
Other		10.2%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

Nuveen Investments 17

NCO	Nuveen California
Municipal Market
Performance	Opportunity Fund, Inc.
OVERVIEW
as of February 28, 2011

Fund Snapshot
Common Share Price		$12.42
Common Share
Net Asset Value (NAV)		$12.76
Premium/(Discount) to NAV		-2.66%
Market Yield		7.54%
Taxable-Equivalent Yield1		11.55%
Net Assets Applicable to
Common Shares ($000)		$103,930

Average Annual Total Return
(Inception 5/17/90)
	On Share Price	On NAV
1-Year	2.82%	-3.51%
5-Year	1.29%	1.49%
10-Year	3.56%	4.38%

Portfolio Composition3
(as a % of total investments)
Health Care		18.0%
Tax Obligation/Limited		17.5%
Water and Sewer		15.6%
Tax Obligation/General		12.4%
U.S. Guaranteed		9.9%
Transportation		7.9%
Consumer Staples		4.1%
Other		14.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

18 Nuveen Investments

NQC	Nuveen California
Investment Quality
Performance	Municipal Fund, Inc.
OVERVIEW
as of February 28, 2011

Fund Snapshot
Common Share Price		$12.41
Common Share
Net Asset Value (NAV)		$13.07
Premium/(Discount) to NAV		-5.05%
Market Yield		7.35%
Taxable-Equivalent Yield1		11.26%
Net Assets Applicable to
Common Shares ($000)		$177,474

Average Annual Total Return
(Inception 11/20/90)
	On Share Price	On NAV
1-Year	3.41%	-0.84%
5-Year	2.68%	2.50%
10-Year	3.85%	4.77%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited		24.4%
Tax Obligation/General		17.5%
Health Care		12.1%
Education and Civic Organizations		11.4%
Transportation		10.6%
Water and Sewer		7.5%
U.S. Guaranteed		7.2%
Other		9.3%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

Nuveen Investments 19

NVC	Nuveen California
Select Quality
Performance	Municipal Fund, Inc.
OVERVIEW	as of February 28, 2011

Fund Snapshot
Common Share Price		$12.65
Common Share
Net Asset Value (NAV)		$13.09
Premium/(Discount) to NAV		-3.36%
Market Yield		7.68%
Taxable-Equivalent Yield1		11.76%
Net Assets Applicable to
Common Shares ($000)		$302,548
Average Annual Total Return
(Inception 5/22/91)
	On Share Price	On NAV
1-Year	-0.41%	-1.82%
5-Year	2.65%	2.65%
10-Year	4.44%	5.03%
Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited		17.1%
Health Care		16.9%
Tax Obligation/General		16.1%
U.S. Guaranteed		10.6%
Utilities		9.8%
Water and Sewer		7.8%
Transportation		6.6%
Consumer Staples		4.5%
Other		10.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

20 Nuveen Investments

NUC	Nuveen California Quality Income
Performance	Municipal Fund, Inc.
OVERVIEW
as of February 28, 2011

Fund Snapshot
Common Share Price		$12.92
Common Share
Net Asset Value (NAV)		$13.62
Premium/(Discount) to NAV		-5.14%
Market Yield		7.52%
Taxable-Equivalent Yield1		11.52%
Net Assets Applicable to
Common Shares ($000)		$299,609

Average Annual Total Return
(Inception 11/20/91)
	On Share Price	On NAV
1-Year	1.41%	-0.17%
5-Year	2.62%	3.11%
10-Year	4.01%	4.99%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited		19.8%
Health Care		18.1%
U.S. Guaranteed		18.0%
Tax Obligation/General		13.4%
Education and Civic Organizations		6.0%
Water and Sewer		5.3%
Utilities		4.7%
Other		14.7%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

Nuveen Investments 21

NCA	Shareholder Meeting Report (Unaudited)
NCB
NCP	The annual meeting of shareholders was held in the offices of Nuveen Investments on
NCO	November 16, 2010; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting for NCO, NQC, NVC and NUC was subsequently adjourned to January 6, 2011.

	NCA	NCB	NCP		NCO
			Common and		Common and
			Preferred	Preferred	Preferred	Preferred
			shares voting	shares voting	shares voting	shares voting
	Common	Common	together	together	together	together
	Shares	Shares	as a class	as a class	as a class	as a class
To approve the elimination of the fundamental
policies relating to investments in municipal
securities and below investment grade securities.
For	—	—	—	—	3,528,086	498
Against	—	—	—	—	155,801	—
Abstain	—	—	—	—	110,246	—
Broker Non-Votes	—	—	—	—	1,369,648	—
Total	—	—	—	—	5,163,781	498
To approve the new fundamental policy
relating to investments in municipal securities.
For	—	—	—	—	3,553,367	498
Against	—	—	—	—	129,789	—
Abstain	—	—	—	—	110,977	—
Broker Non-Votes	—	—	—	—	1,369,648	—
Total	—	—	—	—	5,163,781	498
To approve the elimination of the fundamental
policy relating to commodities.
For	—	—	—	—	3,538,380	498
Against	—	—	—	—	144,718	—
Abstain	—	—	—	—	111,035	—
Broker Non-Votes	—	—	—	—	1,369,648	—
Total	—	—	—	—	5,163,781	498
To approve the new fundamental policy
relating to commodities.
For	—	—	—	—	3,530,532	498
Against	—	—	—	—	150,911	—
Abstain	—	—	—	—	112,690	—
Broker Non-Votes	—	—	—	—	1,369,648	—
Total	—	—	—	—	5,163,781	498
To approve the elimination of the fundamental
policies relating to derivatives and short sales.
For	—	—	—	—	3,529,070	498
Against	—	—	—	—	149,942	—
Abstain	—	—	—	—	115,121	—
Broker Non-Votes	—	—	—	—	1,369,648	—
Total	—	—	—	—	5,163,781	498
To approve the elimination of the fundamental
policies prohibiting investment in other
investment companies.
For	—	—	—	—	3,541,083	498
Against	—	—	—	—	135,720	—
Abstain	—	—	—	—	117,330	—
Broker Non-Votes	—	—	—	—	1,369,648	—
Total	—	—	—	—	5,163,781	498

22 Nuveen Investments

	NCA	NCB	NCP		NCO
			Common and		Common and
			Preferred	Preferred	Preferred	Preferred
			shares voting	shares voting	shares voting	shares voting
	Common	Common	together	together	together	together
	Shares	Shares	as a class	as a class	as a class	as a class
Approval of the Board Members was reached
as follows:
John P. Amboian
For	—	—	11,441,213	—	5,051,732	—
Withhold	—	—	245,932	—	112,049	—
Total	—	—	11,687,145	—	5,163,781	—
Robert P. Bremner
For	—	—	11,434,709	—	5,051,731	—
Withhold	—	—	252,436	—	112,050	—
Total	—	—	11,687,145	—	5,163,781	—
Jack B. Evans
For	—	—	11,425,335	—	5,051,207	—
Withhold	—	—	261,810	—	112,574	—
Total	—	—	11,687,145	—	5,163,781	—
William C. Hunter
For	22,694,315	3,078,147	—	1,112	—	498
Withhold	508,870	56,647	—	—	—	—
Total	23,203,185	3,134,794	—	1,112	—	498
David J. Kundert
For	—	—	11,425,585	—	5,051,731	—
Withhold	—	—	261,560	—	112,050	—
Total	—	—	11,687,145	—	5,163,781	—
William J. Schneider
For	—	—	—	1,112	—	498
Withhold	—	—	—	—	—	—
Total	—	—	—	1,112	—	498
Judith M. Stockdale
For	22,686,181	3,077,415	11,450,278	—	5,021,719	—
Withhold	517,004	57,379	236,867	—	142,062	—
Total	23,203,185	3,134,794	11,687,145	—	5,163,781	—
Carole E. Stone
For	22,690,123	3,078,147	11,450,703	—	5,025,431	—
Withhold	513,062	56,647	236,442	—	138,350	—
Total	23,203,185	3,134,794	11,687,145	—	5,163,781	—
Terence J. Toth
For	—	—	11,426,185	—	5,051,732	—
Withhold	—	—	260,960	—	112,049	—
Total	—	—	11,687,145	—	5,163,781	—

Nuveen Investments 23

NQC	Shareholder Meeting Report (continued) (Unaudited)
NVC
NUC
	NQC		NVC		NUC
	Common and		Common and		Common and
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
	shares voting	shares voting	shares voting	shares voting	shares voting	shares voting
	together	together	together	together	together	together
	as a class	as a class	as a class	as a class	as a class	as a class
To approve the elimination of the fundamental
policies relating to investments in municipal
securities and below investment grade securities.
For	—	—	12,013,511	1,329	10,350,014	1,321
Against	—	—	702,082	260	446,152	130
Abstain	—	—	507,387	—	400,306	—
Broker Non-Votes	—	—	4,022,245	—	3,071,162	—
Total	—	—	17,245,225	1,589	14,267,634	1,451
To approve the new fundamental policy
relating to investments in municipal securities.
For	—	—	12,055,413	1,329	10,379,366	1,321
Against	—	—	654,533	260	413,627	130
Abstain	—	—	513,034	—	403,479	—
Broker Non-Votes	—	—	4,022,245	—	3,071,162	—
Total	—	—	17,245,225	1,589	14,267,634	1,451
To approve the elimination of the fundamental
policy relating to commodities.
For	—	—	11,927,175	1,329	10,288,045	1,321
Against	—	—	737,205	260	479,619	130
Abstain	—	—	558,600	—	428,808	—
Broker Non-Votes	—	—	4,022,245	—	3,071,162	—
Total	—	—	17,245,225	1,589	14,267,634	1,451
To approve the new fundamental policy
relating to commodities.
For	—	—	11,949,405	1,329	10,295,015	1,321
Against	—	—	710,696	260	491,922	130
Abstain	—	—	562,879	—	409,535	—
Broker Non-Votes	—	—	4,022,245	—	3,071,162	—
Total	—	—	17,245,225	1,589	14,267,634	1,451
To approve the elimination of the fundamental
policies relating to derivatives and short sales.
For	—	—	11,950,116	1,329	10,306,137	1,321
Against	—	—	751,057	260	500,077	130
Abstain	—	—	521,807	—	390,258	—
Broker Non-Votes	—	—	4,022,245	—	3,071,162	—
Total	—	—	17,245,225	1,589	14,267,634	1,451
To approve the elimination of the fundamental
policies prohibiting investment in other
investment companies.
For	—	—	11,942,107	1,329	10,343,182	1,321
Against	—	—	754,261	260	449,498	130
Abstain	—	—	526,612	—	403,792	—
Broker Non-Votes	—	—	4,022,245	—	3,071,162	—
Total	—	—	17,245,225	1,589	14,267,634	1,451

24 Nuveen Investments

	NQC		NVC		NUC
	Common and		Common and		Common and
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
	shares voting	shares voting	shares voting	shares voting	shares voting	shares voting
	together	together	together	together	together	together
	as a class	as a class	as a class	as a class	as a class	as a class
Approval of the Board Members was reached
as follows:
John P. Amboian
For	12,288,900	—	16,414,469	—	13,828,509	—
Withhold	272,705	—	830,756	—	439,125	—
Total	12,561,605	—	17,245,225	—	14,267,634	—
Robert P. Bremner
For	12,268,837	—	16,400,735	—	13,834,426	—
Withhold	292,768	—	844,490	—	433,208	—
Total	12,561,605	—	17,245,225	—	14,267,634	—
Jack B. Evans
For	12,282,494	—	16,403,804	—	13,814,616	—
Withhold	279,111	—	841,421	—	453,018	—
Total	12,561,605	—	17,245,225	—	14,267,634	—
William C. Hunter
For	—	1,373	—	1,329	—	1,321
Withhold	—	114	—	260	—	130
Total	—	1,487	—	1,589	—	1,451
David J. Kundert
For	12,287,638	—	16,406,706	—	13,824,973	—
Withhold	273,967	—	838,519	—	442,661	—
Total	12,561,605	—	17,245,225	—	14,267,634	—
William J. Schneider
For	—	1,373	—	1,329	—	1,321
Withhold	—	114	—	260	—	130
Total	—	1,487	—	1,589	—	1,451
Judith M. Stockdale
For	12,283,486	—	16,404,167	—	13,799,331	—
Withhold	278,119	—	841,058	—	468,303	—
Total	12,561,605	—	17,245,225	—	14,267,634	—
Carole E. Stone
For	12,283,994	—	16,394,051	—	13,808,683	—
Withhold	277,611	—	851,174	—	458,951	—
Total	12,561,605	—	17,245,225	—	14,267,634	—
Terence J. Toth
For	12,288,558	—	16,419,415	—	13,815,018	—
Withhold	273,047	—	825,810	—	452,616	—
Total	12,561,605	—	17,245,225	—	14,267,634	—

Nuveen Investments 25

Report of Independent Registered Public Accounting Firm

The Board of Directors/Trustees and Shareholders
Nuveen California Municipal Value Fund, Inc.
Nuveen California Municipal Value Fund 2
Nuveen California Performance Plus Municipal Fund, Inc.
Nuveen California Municipal Market Opportunity Fund, Inc.
Nuveen California Investment Quality Municipal Fund, Inc.
Nuveen California Select Quality Municipal Fund, Inc.
Nuveen California Quality Income Municipal Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen California Municipal Value Fund, Inc., Nuveen California Municipal Value Fund 2, Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc. and Nuveen California Quality Income Municipal Fund, Inc. (the “Funds”) as of February 28, 2011, and the related statements of operations and cash flows (Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., and Nuveen California Quality Income Municipal Fund, Inc. only) for the year then ended, the statements of changes in net assets for the periods indicated therein, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen California Municipal Value Fund, Inc., Nuveen California Municipal Value Fund 2, Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc. and Nuveen California Quality Income Municipal Fund, Inc. at February 28, 2011, and the results of their operations and cash flows (Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc. and Nuveen California Quality Income Municipal Fund, Inc. only) for the year then ended, the changes in their net assets for the periods indicated therein, and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
April 27, 2011

26 Nuveen Investments

	Nuveen California Municipal Value Fund, Inc.
NCA	Portfolio of Investments
		February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 3.5% (3.5% of Total Investments)
$ 430	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma	6/15 at 100.00	BBB	$ 395,428
	County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21
2,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/17 at 100.00	Baa3	1,335,520
	Bonds, Series 2007A-1, 5.750%, 6/01/47
11,010	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/22 at 100.00	BBB–	6,309,281
	Bonds, Series 2007A-2, 0.000%, 6/01/37
13,440	Total Consumer Staples			8,040,229
	Education and Civic Organizations – 0.8% (0.8% of Total Investments)
140	California Educational Facilities Authority, Revenue Bonds, University of Redlands,	10/15 at 100.00	A3	117,925
	Series 2005A, 5.000%, 10/01/35
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific,
	Series 2006:
95	5.000%, 11/01/21	11/15 at 100.00	A2	98,578
125	5.000%, 11/01/25	11/15 at 100.00	A2	125,741
1,500	California Statewide Community Development Authority, Certificates of Participation, San Diego	6/11 at 101.00	N/R	1,419,255
	Space and Science Foundation, Series 1996, 7.500%, 12/01/26
1,860	Total Education and Civic Organizations			1,761,499
	Health Care – 14.2% (14.1% of Total Investments)
310	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System,	4/16 at 100.00	A+	261,476
	Series 2006, 5.000%, 4/01/37
5,365	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A,	11/16 at 100.00	AA–	4,606,765
	5.250%, 11/15/46 (UB)
1,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B,	8/20 at 100.00	AA–	997,160
	6.000%, 8/15/42
3,870	California Municipal Financing Authority, Certificates of Participation, Community Hospitals	2/17 at 100.00	Baa2	3,447,125
	of Central California, Series 2007, 5.250%, 2/01/27
560	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System	3/15 at 100.00	A	491,820
	West, Series 2005A, 5.000%, 3/01/35
3,000	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds,	7/17 at 100.00	AA+	2,936,910
	Catholic Healthcare West, Series 2008K, 5.500%, 7/01/41 – AGC Insured
1,460	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System,	8/16 at 100.00	A+	1,322,424
	Series 2001C, 5.250%, 8/01/31
2,710	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health	No Opt. Call	A1	2,695,691
	System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured
1,890	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series	11/15 at 100.00	AA–	1,599,072
	2005A, 5.000%, 11/15/43
1,615	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series	12/15 at 100.00	BBB	1,411,785
	2005A, 5.000%, 12/01/22
1,525	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series	12/17 at 100.00	BBB	1,643,828
	2008A, 8.250%, 12/01/38
2,940	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009,	11/19 at 100.00	Baa3	2,917,509
	6.750%, 11/01/39
2,900	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010,	11/20 at 100.00	Baa3	2,578,680
	6.000%, 11/01/41
3,000	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital,	8/17 at 100.00	A+	2,862,150
	Series 2007A, 5.750%, 2/01/41 – AMBAC Insured
1,000	Sierra View Local Health Care District, California, Revenue Bonds, Series 2007, 5.250%, 7/01/37	9/17 at 100.00	N/R	875,030
1,730	West Contra Costa Healthcare District, California, Certificates of Participation, Series 2004,	7/14 at 100.00	A+	1,783,405
	5.375%, 7/01/21 – AMBAC Insured
34,875	Total Health Care			32,430,830

Nuveen Investments 27

Nuveen California Municipal Value Fund, Inc. (continued)
NCA	Portfolio of Investments February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 2.0% (2.0% of Total Investments)
$ 1,040	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/20 at 100.00	BBB–	$ 947,669
	Series 2010A, 6.400%, 8/15/45
2,415	California Statewide Community Development Authority, Multifamily Housing Revenue Bonds,	7/11 at 100.00	N/R	2,122,302
	Harbor City Lights, Series 1999Y, 6.650%, 7/01/39 (Alternative Minimum Tax)
420	Riverside County, California, Subordinate Lien Mobile Home Park Revenue Bonds, Bravo Mobile	4/11 at 100.00	N/R	384,590
	Home Park Project, Series 1999B, 6.500%, 3/20/29
1,360	San Dimas Housing Authority, California, Mobile Home Park Revenue Bonds, Charter Oak Mobile	7/11 at 100.00	N/R	1,221,606
	Home Estates Acquisition Project, Series 1998A, 5.700%, 7/01/28
5,235	Total Housing/Multifamily			4,676,167
	Housing/Single Family – 2.4% (2.4% of Total Investments)
195	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%,	2/16 at 100.00	A	198,075
	8/01/30 – FGIC Insured (Alternative Minimum Tax)
4,390	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006M, 4.700%,	2/16 at 100.00	A	3,507,083
	8/01/36 (Alternative Minimum Tax)
2,125	California State Department of Veteran Affairs, Home Purchase Revenue Bonds, Series 2007,	12/16 at 100.00	AA	1,736,295
	5.000%, 12/01/42 (Alternative Minimum Tax)
6,710	Total Housing/Single Family			5,441,453
	Industrials – 0.4% (0.4% of Total Investments)
1,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste	1/16 at 102.00	BBB	1,004,590
	Management Inc., Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)
	Long-Term Care – 4.7% (4.6% of Total Investments)
	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Revenue Bonds,
	Elder Care Alliance of Union City, Series 2004:
1,850	5.400%, 8/15/24	8/14 at 100.00	A–	1,803,362
2,130	5.600%, 8/15/34	8/14 at 100.00	A–	1,963,136
4,000	ABAG Finance Authority for Non-Profit Corporations, California, Health Facility Revenue Bonds,	8/18 at 100.00	A–	3,657,440
	The Institute on Aging, Series 2008A, 5.650%, 8/15/38
2,000	California Statewide Community Development Authority, Certificates of Participation, Internext	4/11 at 100.00	BBB	2,001,660
	Group, Series 1999, 5.375%, 4/01/17
1,385	Riverside County Public Financing Authority, California, Certificates of Participation, Air	5/11 at 100.00	BB–	1,254,339
	Force Village West, Series 1999, 5.750%, 5/15/19
11,365	Total Long-Term Care			10,679,937
	Tax Obligation/General – 6.9% (6.8% of Total Investments)
500	California State, General Obligation Bonds, Series 2004, 5.000%, 2/01/20	2/14 at 100.00	A1	526,200
	California State, General Obligation Bonds, Various Purpose Series 2009:
2,500	6.000%, 4/01/38	No Opt. Call	A1	2,584,725
1,000	6.000%, 11/01/39	11/19 at 100.00	A1	1,034,390
2,000	California State, General Obligation Bonds, Various Purpose Series 2010, 5.500%, 3/01/40	3/20 at 100.00	A1	1,987,080
1,500	Los Angeles Unified School District, California, General Obligation Bonds, Series 2006F,	7/16 at 100.00	Aa2	1,544,790
	5.000%, 7/01/24 – FGIC Insured
2,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/20 –	No Opt. Call	A3	2,060,960
	NPFG Insured
270	Roseville Joint Union High School District, Placer County, California, General Obligation	8/15 at 100.00	AA–	271,426
	Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured
1,120	Tahoe Forest Hospital District, Placer and Nevada Counties, California, General Obligation	8/18 at 100.00	Aa3	1,124,010
	Bonds, Series 2010B, 5.500%, 8/01/35
20,860	Yosemite Community College District, California, General Obligation Bonds, Capital	No Opt. Call	Aa2	4,567,923
	Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42
31,750	Total Tax Obligation/General			15,701,504

28 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 27.9% (27.7% of Total Investments)
$ 1,000	Artesia Redevelopment Agency, California, Tax Allocation Revenue Bonds, Artesia Redevelopment	6/15 at 100.00	BBB+	$ 841,710
	Project Area, Series 2007, 5.375%, 6/01/27
	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area,
	Series 2003:
3,000	5.500%, 10/01/23 – RAAI Insured	10/13 at 100.00	N/R	2,564,370
1,000	5.625%, 10/01/33 – RAAI Insured	10/13 at 100.00	N/R	774,500
2,400	Calexico Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Central	8/13 at 102.00	A–	2,110,800
	Business and Residential District Project, Series 2003C, 5.000%, 8/01/28 – AMBAC Insured
1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series	10/19 at 100.00	A2	987,790
	2009G-1, 5.750%, 10/01/30
2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series	11/19 at 100.00	A2	2,054,020
	2009I-1, 6.375%, 11/01/34
340	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community	9/15 at 100.00	BBB	312,314
	Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured
1,005	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation	9/16 at 101.00	A–	778,674
	Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured
1,000	Folsom Public Financing Authority, California, Special Tax Revenue Bonds, Refunding Series	9/17 at 100.00	N/R	933,750
	2007A, 5.000%, 9/01/23 – AMBAC Insured
16,610	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/15 at 100.00	AA+	14,499,866
	Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured
	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds,
	Series 2006A:
150	5.000%, 9/01/26	9/16 at 100.00	N/R	132,366
355	5.125%, 9/01/36	9/16 at 100.00	N/R	292,307
2,500	Kern County Board of Education, California, Certificates of Participation, Series 2006A,	6/16 at 100.00	A	2,289,700
	5.000%, 6/01/31 – NPFG Insured
615	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social	9/15 at 100.00	A1	496,809
	Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured
2,750	Los Angeles County Schools, California, Certificates of Participation, Pooled Financing	9/13 at 100.00	AA+	2,716,835
	Program, Regionalized Business Services Corporation, Series 2003A, 5.000%, 9/01/28 –
	AGM Insured
2,290	Milpitas, California, Local Improvement District 20 Limited Obligation Bonds, Series 1998A,	3/11 at 103.00	N/R	2,376,951
	5.650%, 9/02/13
	Modesto Schools Infrastructure Financing Agency, Stanislaus County, California, Special Tax
	Revenue Bonds, Series 2004:
1,045	5.250%, 9/01/22 – AMBAC Insured	9/14 at 100.00	N/R	952,131
1,145	5.250%, 9/01/23 – AMBAC Insured	9/14 at 100.00	N/R	1,025,542
1,255	5.250%, 9/01/24 – AMBAC Insured	9/14 at 100.00	N/R	1,100,271
420	Oakland Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Central	3/13 at 100.00	A–	425,548
	District Redevelopment Project, Series 2003, 5.500%, 9/01/18 – FGIC Insured
8,000	Palmdale Elementary School District, Los Angeles County, California, Special Tax Bonds,	8/11 at 100.00	AA+	8,018,400
	Community Facilities District 90-1, Series 1999, 5.800%, 8/01/29 – AGM Insured
290	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series	9/15 at 100.00	A–	229,152
	2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured
5,000	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2004A,	10/14 at 100.00	A–	3,892,150
	5.000%, 10/01/37 – SYNCORA GTY Insured
360	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%,	8/13 at 100.00	AA–	347,256
	8/01/25 – AMBAC Insured
3,130	San Francisco Redevelopment Agency, California, Lease Revenue Bonds, Moscone Convention	7/11 at 102.00	AA–	3,228,126
	Center, Series 2004, 5.250%, 7/01/23 – AMBAC Insured
2,750	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center	9/11 at 100.00	AA+	2,798,455
	Project, Series 2001F, 5.000%, 9/01/20 – NPFG Insured
625	San Mateo Union High School District, San Mateo County, California, Certificates of	12/17 at 100.00	AA–	562,794
	Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 – AMBAC Insured
1,000	Simi Valley, California, Certificates of Participation, Series 2004, 5.000%, 9/01/24 –	9/14 at 100.00	A+	999,800
	AMBAC Insured

Nuveen Investments 29

Nuveen California Municipal Value Fund, Inc. (continued)
NCA	Portfolio of Investments February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,475	Tehachapi Redevelopment Agency, California, Tax Allocation Bonds, Series 2007, 5.250%,	No Opt. Call	BBB	$ 1,106,221
	12/01/37 – RAAI Insured
1,925	Travis Unified School District, Solano County, California, Certificates of Participation,	9/16 at 100.00	N/R	1,589,627
	Series 2006, 5.000%, 9/01/26 – FGIC Insured
2,500	Ventura County Superintendent of Schools, California, Certificates Participation, Series 2003,	12/11 at 100.00	AA–	2,499,800
	5.000%, 12/01/27 – AMBAC Insured
1,040	Vista Joint Powers Financing Authority, California, Special Tax Lease Revenue Refunding Bonds,	3/11 at 100.00	N/R	983,861
	Community Facilities District 90-2, Series 1997A, 5.875%, 9/01/20
69,975	Total Tax Obligation/Limited			63,921,896
	Transportation – 4.3% (4.3% of Total Investments)
2,500	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series	4/16 at 100.00	AA	2,507,125
	2006F, 5.000%, 4/01/31 (UB)
5,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding	1/14 at 101.00	BBB–	4,919,255
	Bonds, Series 1999, 5.875%, 1/15/27
1,250	Fresno, California, Airport Revenue Bonds, Series 2000A, 5.500%, 7/01/30 – AGM Insured	7/11 at 100.00	AA+	1,250,238
215	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue	7/14 at 102.00	N/R	181,451
	Bonds, Series 2006, 5.550%, 7/01/28 (Alternative Minimum Tax)
1,245	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International	5/11 at 100.00	A1	1,116,603
	Airport, Second Series 1999, Issue 23A, 5.000%, 5/01/30 – FGIC Insured (Alternative
	Minimum Tax)
10,710	Total Transportation			9,974,672
	U.S. Guaranteed – 18.3% (18.1% of Total Investments) (4)
5,010	Burbank Redevelopment Agency, California, Tax Allocation Bonds, Golden State Redevelopment	12/13 at 100.00	N/R (4)	5,639,406
	Project, Series 2003, 5.750%, 12/01/33 (Pre-refunded 12/01/13) – FGIC Insured
2,845	California State, General Obligation Bonds, Series 2004, 5.250%, 4/01/34 (Pre-refunded 4/01/14)	4/14 at 100.00	AAA	3,214,964
2,065	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage	No Opt. Call	AAA	2,744,179
	Revenue Bonds, Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax) (ETM)
1,850	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/13 at 100.00	AAA	2,011,339
	Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)
5,000	Orange County Sanitation District, California, Certificates of Participation, Series 2003,	8/13 at 100.00	AAA	5,539,800
	5.250%, 2/01/27 (Pre-refunded 8/01/13) – FGIC Insured
8,565	Palmdale, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue	No Opt. Call	AAA	7,328,899
	Bonds, Series 1988A, 0.000%, 3/01/17 (ETM)
3,300	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2002D, 5.375%,	7/12 at 100.00	AAA	3,510,441
	7/01/36 (Pre-refunded 7/01/12)
20,415	San Bernardino County, California, GNMA Mortgage-Backed Securities Program Single Family Home	No Opt. Call	AAA	11,907,049
	Mortgage Revenue Bonds, Series 1988A, 0.000%, 9/01/21 (Alternative Minimum Tax) (ETM)
49,050	Total U.S. Guaranteed			41,896,077
	Utilities – 7.5% (7.5% of Total Investments)
2,445	California Statewide Community Development Authority, Certificates of Participation Refunding,	6/11 at 100.00	N/R	2,161,625
	Rio Bravo Fresno Project, Series 1999A, 6.500%, 12/01/18 (5)
1,800	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series	No Opt. Call	A	1,622,106
	2007A, 5.500%, 11/15/37
21,500	Merced Irrigation District, California, Certificates of Participation, Water and Hydroelectric	9/16 at 64.56	A	9,485,585
	Series 2008B, 0.000%, 9/01/23
605	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%,	9/15 at 100.00	N/R	504,298
	9/01/31 – SYNCORA GTY Insured
3,470	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities	6/11 at 100.00	Baa3	3,476,697
	Financing Authority, Co-Generation Facility Revenue Bonds, Series 2000A, 6.625%, 6/01/26
	(Alternative Minimum Tax)
29,820	Total Utilities			17,250,311

30 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 7.9% (7.8% of Total Investments)
$ 1,480	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project,	6/15 at 100.00	AAA	$ 1,579,352
	Series 2005AD, 5.000%, 12/01/22 – AGM Insured
1,500	Castaic Lake Water Agency, California, Certificates of Participation, Series 2006C, 5.000%,	8/16 at 100.00	AA–	1,371,105
	8/01/36 – NPFG Insured
410	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006,	4/16 at 100.00	AA–	379,635
	5.000%, 4/01/36 – NPFG Insured
500	Los Angeles County Sanitation Districts Financing Authority, California, Senior Revenue Bonds,	10/13 at 100.00	AA+	526,160
	Capital Projects, Series 2003A, 5.000%, 10/01/23 – AGM Insured
5,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/17 at 100.00	AA	4,710,300
	2007A-2, 5.000%, 7/01/44 – AMBAC Insured
	Madera Irrigation District. California, Water Revenue Refunding Bonds, Series 2008:
1,850	5.500%, 1/01/33	1/18 at 100.00	A–	1,816,423
3,000	5.500%, 1/01/38	1/18 at 100.00	A–	2,876,040
1,580	San Diego County Water Authority, California, Water Revenue Refunding Certificates of	5/12 at 101.00	AA+	1,588,769
	Participation, Series 2002A, 5.000%, 5/01/26 – NPFG Insured
3,500	Woodbridge Irrigation District, California, Certificates of Participation, Water Systems	7/13 at 100.00	A+	3,211,035
	Project, Series 2003, 5.625%, 7/01/43
18,820	Total Water and Sewer			18,058,819
$ 284,610	Total Investments (cost $238,702,258) – 100.8%			230,837,984
	Floating Rate Obligations – (2.0)%			(4,490,000)
	Other Assets Less Liabilities – 1.2%			2,600,376
	Net Assets Applicable to Common Shares – 100%			$ 228,948,360

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)
This debt has been restructured to accommodate capital maintenance at the facility. Major highlights of the debt restructuring include the following: (1) the principal balance outstanding on and after December 1, 2007, shall accrue interest at a rate of 6.500% per annum commencing December 1, 2007; (2) the interest shall accrue but not be payable on June 1, 2008 or December 1, 2008, but shall instead be deferred and paid by the end of calendar year 2011; (3) no principal component shall be pre-payable from the Minimum Sinking Fund Account during calendar years 2008 and 2009 but such pre-payments shall recommence beginning in calendar year 2010 according to a revised schedule. Management believes that the restructuring is in the best interest of Fund shareholders and that it is more-likely-than-not that the borrower will fulfill its obligation. Consequently, the Fund continues to accrue interest on this obligation.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments 31

	Nuveen California Municipal Value Fund 2
NCB	Portfolio of Investments
		February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 4.5% (4.7% of Total Investments)
$ 3,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	6/15 at 100.00	Baa3	$ 2,210,040
	Bonds, Series 2005A-1, 5.500%, 6/01/45
	Education and Civic Organizations – 10.0% (10.4% of Total Investments)
500	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series	10/15 at 100.00	A3	482,160
	2005A, 5.000%, 10/01/25
2,510	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series	11/19 at 100.00	A2	2,375,037
	2009, 5.500%, 11/01/39
1,965	California State Public Works Board, Lease Revenue Bonds, University of California Department	4/19 at 100.00	A2	2,050,045
	of Education Riverside Campus Project, Series 2009B, 5.750%, 4/01/23
4,975	Total Education and Civic Organizations			4,907,242
	Health Care – 23.0% (23.8% of Total Investments)
1,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Health	5/19 at 100.00	A–	1,003,100
	Facility Revenue Bonds, Saint Rose Hospital, Series 2009A, 6.000%, 5/15/29
1,900	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West,	7/19 at 100.00	A	1,910,963
	Series 2009A, 6.000%, 7/01/39
1,000	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital of Orange	11/19 at 100.00	A	1,020,460
	County, Series 2009A, 6.500%, 11/01/38
2,000	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System,	3/16 at 100.00	A+	1,714,480
	Series 2006, 5.250%, 3/01/45
850	California Municipal Financing Authority, Certificates of Participation, Community Hospitals	2/17 at 100.00	Baa2	757,121
	of Central California, Series 2007, 5.250%, 2/01/27
1,400	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System	3/18 at 100.00	AA+	1,274,084
	West, Series 2007B, 5.000%, 3/01/37 – AGC Insured
125	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanante System,	3/16 at 100.00	A+	104,678
	Series 2006, 5.000%, 3/01/41
1,500	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series	8/18 at 100.00	AA+	1,395,870
	2004D, 5.050%, 8/15/38 – AGM Insured
800	Hospital Authority of Delaware County, Indiana, Hospital Revenue Bonds, Cardinal Health	8/16 at 100.00	Baa3	733,144
	System, Series 2006, 5.000%, 8/01/24
850	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A,	8/17 at 100.00	BBB	717,944
	5.500%, 8/01/37
725	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010,	11/20 at 100.00	Baa3	644,670
	6.000%, 11/01/41
12,150	Total Health Care			11,276,514
	Housing/Multifamily – 0.4% (0.4% of Total Investments)
230	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/20 at 100.00	BBB–	209,581
	Series 2010A, 6.400%, 8/15/45
	Housing/Single Family – 10.8% (11.2% of Total Investments)
1,485	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2008L,	2/18 at 100.00	A	1,366,972
	5.500%, 8/01/38
2,500	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006K, 4.625%, 8/01/26	2/16 at 100.00	A	2,039,975
	(Alternative Minimum Tax)
2,000	California State Department of Veteran Affairs, Home Purchase Revenue Bonds, Series 2007B,	12/16 at 100.00	AA	1,879,000
	5.150%, 12/01/27 (Alternative Minimum Tax)
5,985	Total Housing/Single Family			5,285,947
	Industrials – 1.7% (1.8% of Total Investments)
900	California Enterprise Development Authority, Sewer Facilities Revenue, Anheuser-Busch Project,	9/12 at 100.00	BBB+	832,032
	Senior Lien Series 2007, 5.300%, 9/01/47 (Alternative Minimum Tax)

32 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term-Care – 2.1% (2.2% of Total Investments)
$ 1,000	California Health Facilities Financing Authority, Insured Revenue Bonds, Community Program for	No Opt. Call	A–	$ 1,022,860
	Persons with Developmental Disabilities, Series 2011A, 6.250%, 2/01/26
	Materials – 1.1% (1.1% of Total Investments)
585	Courtland Industrial Development Board, Alabama, Solid Waste Revenue Bonds, International	6/15 at 100.00	BBB	542,851
	Paper Company Project, Series 2005A, 5.200%, 6/01/25 (Alternative Minimum Tax)
	Tax Obligation/General – 8.5% (8.8% of Total Investments)
2,000	California State, Various Purpose General Obligation Bonds, Series 2007, 5.000%, 6/01/37 –	6/17 at 100.00	A1	1,852,600
	NPFG Insured
2,100	Carlsbad Unified School District, San Diego County, California, General Obligation Bonds,	5/24 at 100.00	AA	1,196,244
	Series 2009B, 0.000%, 5/01/34
1,120	Oakland, California, General Obligation Bonds, Measure DD Series 2009B, 5.250%, 1/15/29	1/19 at 100.00	Aa2	1,132,174
5,220	Total Tax Obligation/General			4,181,018
	Tax Obligation/Limited – 13.1% (13.5% of Total Investments)
500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series	3/20 at 100.00	A2	499,680
	2010A-1, 6.000%, 3/01/35
1,000	City and County of San Francisco, California, Redevelopment Financing Authority, Tax	8/19 at 100.00	A1	1,036,460
	Allocation Revenue Bonds, San Francisco Redevelopment Projects, Series 2009B, 6.625%, 8/01/39
1,000	Lancaster Redevelopment Agency, California, Combined Project Areas Housing Programs, Tax	8/19 at 100.00	BBB+	1,029,510
	Allocation Bonds, Series 2009, 6.875%, 8/01/39
1,500	San Francisco City and County, California, Certificates of Participation, Multiple Capital	4/19 at 100.00	AA–	1,463,565
	Improvement Projects, Series 2009A, 5.250%, 4/01/31
500	Val Verde Unified School District Financing Authority, California, Special Tax Revenue, Junior	10/13 at 102.00	N/R	462,835
	Lien Refunding Series 2003, 6.250%, 10/01/28
2,000	Westlake Village, California, Certificates of Participation, Financing Project, Series 2009,	6/16 at 100.00	AA+	1,915,260
	5.000%, 6/01/39
6,500	Total Tax Obligation/Limited			6,407,310
	Transportation – 2.1% (2.1% of Total Investments)
1,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International	5/16 at 100.00	A1	1,010,690
	Airport, Second Series 2002, Issue 32G, 5.000%, 5/01/24 – FGIC Insured
	Utilities – 14.3% (14.7% of Total Investments)
1,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	1,039,870
2,495	Roseville Natural Gas Financing Authority, California, Gas Revenue Bonds, Series 2007,	No Opt. Call	A	2,555,778
	5.000%, 2/15/17
2,400	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A,	No Opt. Call	Baa1	2,342,208
	5.250%, 11/01/24
1,000	Tuolumne Wind Project Authority, California, Revenue Bonds, Tuolumne Company Project,	1/19 at 100.00	A+	1,048,990
	Series 2009A, 5.625%, 1/01/29
6,895	Total Utilities			6,986,846
	Water and Sewer – 5.2% (5.3% of Total Investments)
2,000	Orange County Sanitation District, California, Certificates of Participation, Series 2009, Trust 3020,	2/19 at 100.00	AAA	2,017,840
	17.462%, 2/01/35 (IF)
500	Western Riverside Water & Wastewater Financing Authority, California, Revenue Bonds, Western	8/19 at 100.00	AA+	503,185
	Municipal Water District, Series 2009, 5.625%, 9/01/39 – AGC Insured
2,500	Total Water and Sewer			2,521,025
$ 51,440	Total Investments (cost $45,597,564) – 96.8%			47,393,956
	Other Assets Less Liabilities – 3.2% (4)			1,541,965
	Net Assets Applicable to Common Shares – 100%			$ 48,935,921

Nuveen Investments 33

Nuveen California Municipal Value Fund 2 (continued)
NCB	Portfolio of Investments February 28, 2011

Forward Swaps outstanding at February 28, 2011:
		Fund			Fixed Rate			Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate	Payment	Effective	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized)	Frequency	Date (5)	Date	(Depreciation)
Barclays Bank PLC	$2,000,000	Receive	3-Month USD-LIBOR	4.746%	Semi-Annually	3/30/12	3/30/35	$(70,962)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”),
Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are
considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Other Assets Less Liabilities includes the Value and/or the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives.
(5)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.
N/R	Not rated.
(IF)	Inverse floating rate investment.
USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate.

See accompanying notes to financial statements.
34 Nuveen Investments

	Nuveen California Performance Plus Municipal Fund, Inc.
NCP	Portfolio of Investments
		February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 5.6% (3.7% of Total Investments)
$ 505	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma	6/15 at 100.00	BBB	$ 464,398
	County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21
3,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/17 at 100.00	Baa3	2,003,280
	Bonds, Series 2007A-1, 5.750%, 6/01/47
12,135	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/22 at 100.00	BBB–	6,953,962
	Bonds, Series 2007A-2, 0.000%, 6/01/37
15,640	Total Consumer Staples			9,421,640
	Education and Civic Organizations – 11.9% (7.8% of Total Investments)
160	California Educational Facilities Authority, Revenue Bonds, University of Redlands,	10/15 at 100.00	A3	134,771
	Series 2005A, 5.000%, 10/01/35
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific,
	Series 2006:
110	5.000%, 11/01/21	11/15 at 100.00	A2	114,143
150	5.000%, 11/01/25	11/15 at 100.00	A2	150,890
4,730	California Infrastructure Economic Development Bank, Revenue Bonds, J. David Gladstone	10/11 at 101.00	A–	4,799,484
	Institutes, Series 2001, 5.500%, 10/01/21
2,645	California State Public Works Board, Lease Revenue Bonds, University of California Regents,	3/18 at 100.00	Aa2	2,329,028
	Tender Option Bond Trust 1065, 9.166%, 3/01/33 (IF)
4,730	California State University, Systemwide Revenue Bonds, Series 2002A, 5.000%, 11/01/19 –	11/12 at 100.00	Aa2	4,976,764
	AMBAC Insured
3,000	Long Beach Bond Financing Authority, California, Lease Revenue Refunding Bonds, Long Beach	11/11 at 101.00	BBB	2,713,230
	Aquarium of the South Pacific, Series 2001, 5.000%, 11/01/26 – AMBAC Insured
4,000	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006,	9/15 at 102.00	Baa3	3,080,080
	5.000%, 9/01/34
1,655	University of California, General Revenue Bonds, Series 2003A, 5.125%, 5/15/17 –	5/13 at 100.00	Aa1	1,780,035
	AMBAC Insured (UB)
21,180	Total Education and Civic Organizations			20,078,425
	Health Care – 22.0% (14.4% of Total Investments)
7,885	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital Los	7/20 at 100.00	AA+	7,207,757
	Angeles, Series 2010A, 5.250%, 7/01/38 – AGC Insured
375	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System,	4/16 at 100.00	A+	316,301
	Series 2006, 5.000%, 4/01/37
6,385	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A,	11/16 at 100.00	AA–	5,482,608
	5.250%, 11/15/46 (UB)
1,200	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B,	8/20 at 100.00	AA–	1,196,592
	6.000%, 8/15/42
1,000	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series	7/20 at 100.00	Baa1	920,510
	2010A, 5.750%, 7/01/40
1,650	California Municipal Financing Authority, Certificates of Participation, Community Hospitals	2/17 at 100.00	Baa2	1,332,095
	of Central California, Series 2007, 5.250%, 2/01/46
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity
	Health System, Series 2005A:
4,000	5.250%, 7/01/24	7/15 at 100.00	BBB	3,685,440
1,000	5.250%, 7/01/30	7/15 at 100.00	BBB	866,380
1,755	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System,	8/16 at 100.00	A+	1,589,626
	Series 2001C, 5.250%, 8/01/31
1,355	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health	No Opt. Call	A1	1,347,846
	System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured
4,045	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series	11/15 at 100.00	AA–	3,422,353
	2005A, 5.000%, 11/15/43 (UB)

Nuveen Investments 35

Nuveen California Performance Plus Municipal Fund, Inc. (continued)
NCP	Portfolio of Investments February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 895	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health	7/18 at 100.00	AA+	$ 658,076
	System, Trust 2554, 18.488%, 7/01/47 – AGM Insured (IF)
1,000	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series	12/15 at 100.00	BBB	857,160
	2005A, 5.000%, 12/01/23
1,750	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series	12/17 at 100.00	BBB	1,886,360
	2008A, 8.250%, 12/01/38
2,900	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010,	11/20 at 100.00	Baa3	2,578,680
	6.000%, 11/01/41
1,600	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Series	5/17 at 101.00	Aa2	1,432,752
	2009E, 5.000%, 5/15/38
2,350	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series	1/21 at 100.00	A	2,331,365
	2011, 6.500%, 1/01/41
41,145	Total Health Care			37,111,901
	Housing/Multifamily – 3.8% (2.5% of Total Investments)
1,150	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/20 at 100.00	BBB–	1,047,903
	Series 2010A, 6.400%, 8/15/45
1,500	California Statewide Community Development Authority, Student Housing Revenue Bonds, EAH –	8/12 at 100.00	Baa1	1,482,420
	Irvine East Campus Apartments, LLC Project, Series 2002A, 5.500%, 8/01/22 – ACA Insured
3,915	Los Angeles, California, GNMA Collateralized Multifamily Housing Revenue Bonds, Ridgecroft	3/11 at 100.00	AAA	3,916,409
	Apartments, Series 1997E, 6.250%, 9/20/39 (Alternative Minimum Tax)
6,565	Total Housing/Multifamily			6,446,732
	Housing/Single Family – 1.2% (0.8% of Total Investments)
230	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%,	2/16 at 100.00	A	233,627
	8/01/30 – FGIC Insured (Alternative Minimum Tax)
2,070	California State Department of Veteran Affairs, Home Purchase Revenue Bonds, Series 2007B,	12/16 at 100.00	AA	1,850,435
	5.200%, 12/01/32 (Alternative Minimum Tax)
2,300	Total Housing/Single Family			2,084,062
	Industrials – 0.8% (0.5% of Total Investments)
1,250	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste	1/16 at 102.00	BBB	1,255,738
	Management Inc., Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)
	Long-Term Care – 4.1% (2.7% of Total Investments)
3,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue	5/20 at 100.00	A–	2,819,790
	Bonds, Channing House, Series 2010, 6.125%, 5/15/40
4,500	California Statewide Communities Development Authority, Revenue Bonds, Inland Regional Center	12/17 at 100.00	Baa1	4,040,550
	Project, Series 2007, 5.250%, 12/01/27
7,500	Total Long-Term Care			6,860,340
	Tax Obligation/General – 19.3% (12.6% of Total Investments)
500	California State, General Obligation Bonds, Series 2004, 5.000%, 2/01/23	2/14 at 100.00	A1	507,185
5,750	California State, General Obligation Bonds, Various Purpose Series 2009, 6.000%, 11/01/39	11/19 at 100.00	A1	5,947,743
3,000	California State, General Obligation Bonds, Various Purpose Series 2010, 6.000%, 3/01/33	3/20 at 100.00	A1	3,154,350
3,550	Centinela Valley Union High School District, Los Angeles County, California, General	No Opt. Call	A+	3,549,858
	Obligation Bonds, Series 2002A, 5.250%, 2/01/26 – NPFG Insured
1,400	Los Rios Community College District, Sacramento, El Dorado and Yolo Counties, California,	8/14 at 102.00	AA+	1,493,184
	General Obligation Bonds, Series 2006C, 5.000%, 8/01/24 – AGM Insured (UB)
3,200	Murrieta Valley Unified School District, Riverside County, California, General Obligation	9/17 at 100.00	AA+	2,853,472
	Bonds, Series 2007, 4.500%, 9/01/30 – AGM Insured
4,765	North Orange County Community College District, California, General Obligation Bonds, Series	No Opt. Call	Aa1	1,723,024
	2003B, 0.000%, 8/01/27 – FGIC Insured
2,575	Oxnard School District, Ventura County, California, General Obligation Refunding Bonds, Series	2/22 at 103.00	A+	2,580,408
	2001A, 5.750%, 8/01/30 – NPFG Insured

36 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Riverside Community College District, California, General Obligation Bonds, Series 2004A:
$ 15	5.250%, 8/01/25 – NPFG Insured	8/14 at 100.00	AA	$ 15,711
20	5.250%, 8/01/26 – NPFG Insured	8/14 at 100.00	AA	20,630
325	Roseville Joint Union High School District, Placer County, California, General Obligation	8/15 at 100.00	AA–	326,716
	Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured
4,000	San Diego Unified School District, San Diego County, California, General Obligation Bonds,	7/13 at 101.00	AA+	4,410,320
	Series 2003E, 5.250%, 7/01/22 – AGM Insured
1,850	San Juan Capistano, California, General Obligation Bonds, Open Space Program, Tender Option	No Opt. Call	AAA	1,862,284
	Bond Trust 3646, 17.691%, 8/01/17 (IF)
2,200	Santa Maria Joint Union High School District, Santa Barbara and San Luis Obispo Counties,	No Opt. Call	Aa3	2,613,710
	California, General Obligation Bonds, Series 2003B, 5.625%, 8/01/24 – AGM Insured
1,440	Southwestern Community College District, San Diego County, California, General Obligation	8/15 at 102.00	AA–	1,471,421
	Bonds, Series 2005, 5.000%, 8/01/24 – NPFG Insured
34,590	Total Tax Obligation/General			32,530,016
	Tax Obligation/Limited – 37.3% (24.4% of Total Investments)
5,045	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series	3/12 at 100.00	A2	5,047,523
	2002A, 5.250%, 3/01/22 – AMBAC Insured
1,575	California State Public Works Board, Lease Revenue Bonds, Department of General Services,	12/13 at 100.00	A2	1,615,478
	Series 2003D, 5.500%, 6/01/20
3,010	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health,	6/14 at 100.00	A2	3,093,257
	Coalinga State Hospital, Series 2004A, 5.500%, 6/01/19
3,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series	10/19 at 100.00	A2	2,963,370
	2009G-1, 5.750%, 10/01/30
1,295	California, Economic Recovery Revenue Bonds, Series 2004A, 5.000%, 7/01/15	7/14 at 100.00	Aa3	1,411,822
400	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community	9/15 at 100.00	BBB	367,428
	Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured
1,210	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation	9/16 at 101.00	A–	937,508
	Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured
2,000	Coachella Valley Unified School District, Riverside County, California, Certificates of	9/16 at 100.00	N/R	1,560,680
	Participation, Series 2007, 5.000%, 9/01/31 – AMBAC Insured
2,500	Corona Public Financing Authority, California, Superior Lien Revenue Bonds, Series 1999A,	3/11 at 101.00	AA+	2,544,050
	5.000%, 9/01/20 – AGM Insured
1,045	Hawthorne Community Redevelopment Agency, California, Project Area 2 Tax Allocation Bonds,	9/16 at 100.00	A–	849,522
	Series 2006, 5.250%, 9/01/36 – SYNCORA GTY Insured
1,750	Hesperia Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2005A,	9/15 at 100.00	BBB–	1,515,430
	5.000%, 9/01/25 – SYNCORA GTY Insured
	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds,
	Series 2006A:
185	5.000%, 9/01/26	9/16 at 100.00	N/R	163,251
425	5.125%, 9/01/36	9/16 at 100.00	N/R	349,945
730	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social	9/15 at 100.00	A1	589,709
	Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured
10,000	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Series	9/16 at 100.00	BBB	9,291,000
	2006B, 5.000%, 9/01/31 – FGIC Insured
4,000	Los Angeles, California, Municipal Improvement Corporation, Lease Revenue Bonds, Police	1/17 at 100.00	A+	3,514,880
	Headquarters, Series 2006A, 4.750%, 1/01/31 – FGIC Insured
1,395	Moreno Valley Unified School District, Riverside County, California, Certificates of	3/14 at 100.00	AA+	1,421,686
	Participation, Series 2005, 5.000%, 3/01/22 – AGM Insured
3,500	Murrieta Redevelopment Agency, California, Tax Allocation Bonds, Series 2007A, 5.000%,	8/17 at 100.00	A–	2,726,325
	8/01/37 – NPFG Insured
1,000	Norco Redevelopment Agency, California, Tax Allocation Bonds, Project Area 1, Refunding Series	3/14 at 100.00	N/R	747,000
	2004, 5.000%, 3/01/32 – RAAI Insured
1,500	Norco Redevelopment Agency, California, Tax Allocation Refunding Bonds, Project Area 1,	3/20 at 100.00	A	1,425,960
	Refunding Series 2010, 5.875%, 3/01/32

Nuveen Investments 37

Nuveen California Performance Plus Municipal Fund, Inc. (continued)
NCP	Portfolio of Investments February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,000	Paramount Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project	8/13 at 100.00	A–	$ 937,730
	Area 1, Series 2003, 5.000%, 8/01/23 – NPFG Insured
350	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series	9/15 at 100.00	A–	276,563
	2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured
1,500	Riverside County Public Financing Authority, California, Tax Allocation Bonds, Multiple	10/15 at 100.00	BBB	1,116,375
	Projects, Series 2005A, 5.000%, 10/01/37 – SYNCORA GTY Insured
1,445	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2010A,	10/20 at 100.00	A–	1,302,523
	6.000%, 10/01/39
	Rohnert Park Community Development Commission, California, Redevelopment Project Tax
	Allocation Bonds, Series 2007R:
290	5.000%, 8/01/37 – FGIC Insured	8/17 at 100.00	BBB	310,639
710	5.000%, 8/01/37 – FGIC Insured	8/17 at 100.00	A–	553,055
435	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%,	8/13 at 100.00	AA–	419,601
	8/01/25 – AMBAC Insured
1,000	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A,	No Opt. Call	A1	1,033,030
	5.400%, 11/01/20 – NPFG Insured
5,000	San Marcos Public Facilities Authority, California, Tax Allocation Bonds, Project Areas 2 and 3,	8/15 at 100.00	A–	3,952,100
	Series 2005C, 5.000%, 8/01/35 – AMBAC Insured
750	San Mateo Union High School District, San Mateo County, California, Certificates of	12/17 at 100.00	AA–	675,353
	Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 – AMBAC Insured
	Santa Clara Redevelopment Agency, California, Tax Allocation Bonds, Bayshore North Project,
	Series 2003:
2,695	5.000%, 6/01/20 – NPFG Insured	6/13 at 100.00	A	2,669,424
1,500	5.000%, 6/01/21 – NPFG Insured	6/13 at 100.00	A	1,467,630
	Sweetwater Union High School District, San Diego County, California, Certificates of
	Participation, Series 2002:
2,000	5.000%, 9/01/23 – AGM Insured	9/12 at 102.00	AA+	1,999,060
4,015	5.000%, 9/01/24 – AGM Insured	9/12 at 102.00	AA+	3,933,174
68,255	Total Tax Obligation/Limited			62,782,081
	Transportation – 11.2% (7.4% of Total Investments)
1,430	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series	4/16 at 100.00	AA	1,434,076
	2006F, 5.000%, 4/01/31 (UB)
1,935	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series	4/18 at 100.00	AA	1,825,324
	2008, Trust 3211, 13.393%, 10/01/32 (IF)
750	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender	4/19 at 100.00	AA	650,190
	Option Bond Trust 2985, 17.880%, 4/01/39 (IF)
6,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding	1/14 at 101.00	BBB–	5,738,915
	Bonds, Series 1999, 5.875%, 1/15/29
8,485	Port of Oakland, California, Revenue Bonds, Series 2000K, 5.750%, 11/01/29 – FGIC Insured	5/11 at 100.00	A	8,087,732
1,200	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco	5/11 at 100.00	A1	1,200,612
	International Airport, Second Series 2001, Issue 27B, 5.000%, 5/01/23 – FGIC Insured
20,300	Total Transportation			18,936,849
	U.S. Guaranteed – 12.6% (8.3% of Total Investments) (4)
5,360	California Infrastructure Economic Development Bank, First Lien Revenue Bonds, San Francisco	No Opt. Call	AAA	6,159,926
	Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/23 – AGM Insured (ETM)
900	California, Economic Recovery Revenue Bonds, Series 2004A, 5.000%, 7/01/15	7/14 at 100.00	AAA	1,018,485
	(Pre-refunded 7/01/14)

38 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$ 4,000	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage	No Opt. Call	AAA	$ 5,315,600
	Revenue Bonds, Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax) (ETM)
3,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/13 at 100.00	AAA	3,388,890
	Bonds, Series 2003A-1, 6.750%, 6/01/39 (Pre-refunded 6/01/13)
4,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2002D,	7/12 at 100.00	AAA	4,255,080
	5.375%, 7/01/36 (Pre-refunded 7/01/12)
800	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco	5/11 at 100.00	A1 (4)	806,344
	International Airport, Second Series 2001, Issue 27B, 5.000%, 5/01/23 (Pre-refunded 5/01/11) –
	FGIC Insured
345	University of California, General Revenue Bonds, Series 2003A, 5.125%, 5/15/17 – AMBAC Insured	5/13 at 100.00	Aa1 (4)	376,595
	(Pre-refunded 5/15/13) (UB)
18,405	Total U.S. Guaranteed			21,320,920
	Utilities – 11.4% (7.5% of Total Investments)
4,210	California Statewide Community Development Authority, Certificates of Participation Refunding,	5/11 at 100.00	N/R	3,722,061
	Rio Bravo Fresno Project, Series 1999A, 6.500%, 12/01/18 (5)
2,140	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series	No Opt. Call	A	1,928,504
	2007A, 5.500%, 11/15/37
725	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series	7/13 at 100.00	AA–	766,543
	2003A-2, 5.000%, 7/01/21 – NPFG Insured
500	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series	7/15 at 100.00	AA+	501,225
	2005A-1, 5.000%, 7/01/31 – AGM Insured (UB)
715	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%,	9/15 at 100.00	N/R	595,988
	9/01/31 – SYNCORA GTY Insured
10,450	Orange County Public Financing Authority, California, Waste Management System Revenue	No Opt. Call	A1	11,227,167
	Refunding Bonds, Series 1997, 5.250%, 12/01/13 – AMBAC Insured (Alternative Minimum Tax)
500	Sacramento Municipal Utility District, California, Electric Revenue Refunding Bonds, Series	8/12 at 100.00	AA+	518,970
	2002Q, 5.250%, 8/15/22 – AGM Insured
19,240	Total Utilities			19,260,458
	Water and Sewer – 11.2% (7.4% of Total Investments)
1,000	California Statewide Community Development Authority, Water and Wastewater Revenue Bonds,	10/13 at 100.00	AA+	1,010,430
	Pooled Financing Program, Series 2003A, 5.250%, 10/01/23 – AGM Insured
2,500	Central Basin Municipal Water District, California, Certificates of Participation, Tender	2/20 at 100.00	AA+	1,818,900
	Option Bond Trust 3152, 17.763%, 8/01/33 – AGM Insured (IF)
2,500	El Centro Financing Authority, California, Water Revenue Bonds, Series 2006A, 4.750%, 10/01/31 –	10/16 at 100.00	AA+	2,330,275
	AGM Insured
4,770	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2004C,	7/14 at 100.00	AA	5,223,198
	5.250%, 7/01/20 – NPFG Insured
2,500	Pajaro Valley Water Management Agency, California, Revenue Certificates of Participation,	3/11 at 100.00	BBB	2,140,725
	Series 1999A, 5.750%, 3/01/29 – AMBAC Insured
4,585	Santa Maria, California, Subordinate Water and Wastewater Revenue Certificates of	8/12 at 101.00	N/R	3,991,426
	Participation, Series 1997A, 5.550%, 8/01/27 – AMBAC Insured
1,700	South Gate Utility Authority, California, Subordinate Revenue Bonds, Water and Sewer System	10/11 at 102.00	BBB	1,542,563
	Projects, Series 2001, 5.000%, 10/01/22 – FGIC Insured

Nuveen Investments 39

Nuveen California Performance Plus Municipal Fund, Inc. (continued)
NCP	Portfolio of Investments February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 945	Woodbridge Irrigation District, California, Certificates of Participation, Water Systems	7/13 at 100.00	A+	$ 866,977
	Project, Series 2003, 5.625%, 7/01/43
20,500	Total Water and Sewer			18,924,494
$ 276,870	Total Investments (cost $272,384,763) – 152.4%			257,013,656
	Floating Rate Obligations – (6.0)%			(10,135,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (48.0)% (6)			(81,000,000)
	Other Assets Less Liabilities – 1.6%			2,721,448
	Net Assets Applicable to Common Shares – 100%			$ 168,600,104

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”),
Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are
considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
(5)	This debt has been restructured to accommodate capital maintenance at the facility. Major highlights of the debt restructuring include the following: (1) the principal balance outstanding on and after December 1, 2007, shall accrue interest at a rate of 6.500% per annum commencing December 1, 2007; (2) the inter-
est shall accrue but not be payable on June 1, 2008 or December 1, 2008, but shall instead be deferred and paid by the end of calendar year 2011; (3) no principal component shall be pre-payable from the Minimum Sinking Fund Account during calendar years 2008 and 2009 but such pre-payments shall recom-
mence beginning in calendar year 2010 according to a revised schedule. Management believes that the restructuring is in the best interest of Fund shareholders and that it is more-likely-than-not that the borrower will fulfill its obligation. Consequently, the Fund continues to accrue interest on this obligation.
(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.5%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information
and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

40 Nuveen Investments

	Nuveen California Municipal Market Opportunity Fund, Inc.
NCO	Portfolio of Investments
		February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 6.0% (4.1% of Total Investments)
$ 330	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma	6/15 at 100.00	BBB	$ 303,468
	County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21
2,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/17 at 100.00	Baa3	1,335,520
	Bonds, Series 2007A-1, 5.750%, 6/01/47
8,090	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/22 at 100.00	Baa3	4,635,975
	Bonds, Series 2007A-2, 0.000%, 6/01/37
10,420	Total Consumer Staples			6,274,963
	Education and Civic Organizations – 5.8% (3.9% of Total Investments)
100	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series	10/15 at 100.00	A3	84,232
	2005A, 5.000%, 10/01/35
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific,
	Series 2006:
70	5.000%, 11/01/21	11/15 at 100.00	A2	72,636
95	5.000%, 11/01/25	11/15 at 100.00	A2	95,563
1,000	California Infrastructure Economic Development Bond Bank, Revenue Bonds, Scripps Research	7/15 at 100.00	Aa3	1,024,610
	Institute, Series 2005A, 5.000%, 7/01/24
1,680	California State Public Works Board, Lease Revenue Bonds, University of California Regents,	3/18 at 100.00	Aa2	1,479,307
	Tender Option Bond Trust 1065, 9.166%, 3/01/33 (IF)
2,000	Long Beach Bond Financing Authority, California, Lease Revenue Refunding Bonds, Long Beach	11/11 at 101.00	BBB	1,765,880
	Aquarium of the South Pacific, Series 2001, 5.250%, 11/01/30 – AMBAC Insured
2,000	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006,	9/15 at 102.00	Baa3	1,540,040
	5.000%, 9/01/34
6,945	Total Education and Civic Organizations			6,062,268
	Health Care – 27.0% (18.0% of Total Investments)
5,260	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital Los	7/20 at 100.00	AA+	4,808,219
	Angeles, Series 2010A, 5.250%, 7/01/38 – AGC Insured
240	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System,	4/16 at 100.00	A+	202,433
	Series 2006, 5.000%, 4/01/37
5,305	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A,	11/16 at 100.00	AA–	4,555,244
	5.250%, 11/15/46 (UB)
3,200	California Infrastructure Economic Development Bank, Revenue Bonds, Kaiser Hospital Assistance	8/11 at 102.00	A+	3,075,232
	LLC, Series 2001A, 5.550%, 8/01/31
1,060	California Municipal Financing Authority, Certificates of Participation, Community Hospitals	2/17 at 100.00	Baa2	855,770
	of Central California, Series 2007, 5.250%, 2/01/46
1,000	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds,	10/17 at 100.00	A–	818,870
	Henry Mayo Newhall Memorial Hospital, Series 2007A, 5.000%, 10/01/37
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity
	Health System, Series 2005A:
1,500	5.250%, 7/01/24	7/15 at 100.00	BBB	1,382,040
1,000	5.250%, 7/01/30	7/15 at 100.00	BBB	866,380
755	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanante System,	3/16 at 100.00	A+	632,252
	Series 2006, 5.000%, 3/01/41
135	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System,	8/16 at 100.00	A+	122,279
	Series 2001C, 5.250%, 8/01/31
675	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health	No Opt. Call	A1	671,436
	System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured
2,585	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series	11/15 at 100.00	AA–	2,187,091
	2005A, 5.000%, 11/15/43
569	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health	7/18 at 100.00	AA+	418,374
	System, Trust 2554, 18.488%, 7/01/47 – AGM Insured (IF)
1,000	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series	12/15 at 100.00	BBB	857,160
	2005A, 5.000%, 12/01/23

Nuveen Investments 41

Nuveen California Municipal Market Opportunity Fund, Inc. (continued)
NCO	Portfolio of Investments February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,150	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series	12/17 at 100.00	BBB	$ 1,239,608
	2008A, 8.250%, 12/01/38
2,205	Madera County, California, Certificates of Participation, Children’s Hospital Central	3/20 at 100.00	A	1,998,414
	California, Series 2010, 5.375%, 3/15/36
1,800	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010,	11/20 at 100.00	Baa3	1,600,560
	6.000%, 11/01/41
1,000	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical	7/17 at 100.00	Baa1	807,130
	Center, Series 2007A, 5.000%, 7/01/38
1,000	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Series	5/17 at 101.00	Aa2	895,470
	2009E, 5.000%, 5/15/38
31,439	Total Health Care			27,993,962
	Housing/Multifamily – 0.6% (0.4% of Total Investments)
700	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/20 at 100.00	BBB–	637,854
	Series 2010A, 6.400%, 8/15/45
	Housing/Single Family – 3.2% (2.1% of Total Investments)
150	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%,	2/16 at 100.00	A	152,366
	8/01/30 – FGIC Insured (Alternative Minimum Tax)
	California State Department of Veteran Affairs, Home Purchase Revenue Bonds, Series 2007B:
1,420	5.150%, 12/01/27 (Alternative Minimum Tax)	12/16 at 100.00	AA	1,334,090
2,000	5.200%, 12/01/32 (Alternative Minimum Tax)	12/16 at 100.00	AA	1,787,860
3,570	Total Housing/Single Family			3,274,316
	Industrials – 0.7% (0.5% of Total Investments)
750	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste	1/16 at 102.00	BBB	753,443
	Management Inc., Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)
	Long-Term Care – 6.1% (4.1% of Total Investments)
4,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue	5/20 at 100.00	A–	3,759,720
	Bonds, Channing House, Series 2010, 6.125%, 5/15/40
2,900	California Statewide Communities Development Authority, Revenue Bonds, Inland Regional Center	12/17 at 100.00	Baa1	2,603,910
	Project, Series 2007, 5.250%, 12/01/27
6,900	Total Long-Term Care			6,363,630
	Tax Obligation/General – 18.5% (12.4% of Total Investments)
4,125	Alameda Unified School District, Alameda County, California, General Obligation Bonds, Series	No Opt. Call	AA+	1,659,735
	2004A, 0.000%, 8/01/25 – AGM Insured
2,000	California State, General Obligation Bonds, Various Purpose Series 2009, 6.000%, 11/01/39	11/19 at 100.00	A1	2,068,780
1,350	Coachella Valley Unified School District, Riverside County, California, General Obligation	8/15 at 100.00	A1	1,304,370
	Bonds, Series 2005A, 5.000%, 8/01/30 – FGIC Insured
2,150	Los Rios Community College District, Sacramento, El Dorado and Yolo Counties, California,	8/14 at 102.00	AA+	2,293,104
	General Obligation Bonds, Series 2006C, 5.000%, 8/01/24 – AGM Insured (UB)
4,100	Monrovia Unified School District, Los Angeles County, California, General Obligation Bonds,	No Opt. Call	Aa3	1,386,743
	Series 2001B, 0.000%, 8/01/27 – FGIC Insured
2,500	Oakland Unified School District, Alameda County, California, General Obligation Bonds, Series	8/12 at 100.00	A1	2,551,975
	2002, 5.250%, 8/01/21 – FGIC Insured
920	Pomona Unified School District, Los Angeles County, California, General Obligation Refunding	8/11 at 103.00	A	965,871
	Bonds, Series 1997A, 6.150%, 8/01/15 – NPFG Insured
25	Riverside Community College District, California, General Obligation Bonds, Series 2004A,	8/14 at 100.00	AA	26,717
	5.250%, 8/01/24 – NPFG Insured
210	Roseville Joint Union High School District, Placer County, California, General Obligation	8/15 at 100.00	AA–	211,109
	Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured
4,970	San Rafael City High School District, Marin County, California, General Obligation Bonds,	No Opt. Call	AA+	1,771,557
	Series 2004B, 0.000%, 8/01/27 – FGIC Insured
4,175	Southwestern Community College District, San Diego County, California, General Obligation	No Opt. Call	Aa2	1,705,863
	Bonds, Series 2004, 0.000%, 8/01/25 – FGIC Insured

42 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 9,850	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds,	No Opt. Call	AA+	$ 2,027,229
	Election of 2006, Series 2010, 0.000%, 8/01/49 – AGM Insured
5,750	Yosemite Community College District, California, General Obligation Bonds, Capital	No Opt. Call	Aa2	1,259,135
	Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42
42,125	Total Tax Obligation/General			19,232,188
	Tax Obligation/Limited – 26.2% (17.5% of Total Investments)
2,000	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health,	6/14 at 100.00	A2	2,055,320
	Coalinga State Hospital, Series 2004A, 5.500%, 6/01/19
260	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community	9/15 at 100.00	BBB	238,828
	Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured
770	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation	9/16 at 101.00	A–	596,596
	Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured
1,035	Hawthorne Community Redevelopment Agency, California, Project Area 2 Tax Allocation Bonds,	9/16 at 100.00	A–	841,393
	Series 2006, 5.250%, 9/01/36 – SYNCORA GTY Insured
	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds,
	Series 2006A:
120	5.000%, 9/01/26	9/16 at 100.00	N/R	105,893
275	5.125%, 9/01/36	9/16 at 100.00	N/R	226,435
470	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social	9/15 at 100.00	A1	379,675
	Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured
	Modesto Schools Infrastructure Financing Agency, Stanislaus County, California, Special Tax
	Revenue Bonds, Series 2004:
1,375	5.250%, 9/01/25 – AMBAC Insured	9/14 at 100.00	N/R	1,187,203
1,500	5.250%, 9/01/26 – AMBAC Insured	9/14 at 100.00	N/R	1,274,175
10,900	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue	No Opt. Call	Baa1	12,227,947
	Refunding Bonds, Redevelopment Project 1, Series 1995, 7.400%, 8/01/25 – NPFG Insured
1,000	Ontario, California, Special Tax Bonds, Community Facilities District 5, Freeway Interchange	3/11 at 100.00	N/R	1,008,860
	Project, Series 1997, 6.375%, 9/01/17
1,065	Panama-Buena Vista Union School District, California, Certificates of Participation, School	9/16 at 100.00	A1	1,083,701
	Construction Project, Series 2006, 5.000%, 9/01/22 – NPFG Insured
225	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series	9/15 at 100.00	A–	177,791
	2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured
1,440	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2010A,	10/20 at 100.00	A–	1,298,016
	6.000%, 10/01/39
280	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%,	8/13 at 100.00	AA–	270,088
	8/01/25 – AMBAC Insured
2,500	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A,	No Opt. Call	A1	2,582,575
	5.400%, 11/01/20 – AMBAC Insured
1,200	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center	9/11 at 100.00	AA+	1,221,144
	Project, Series 2001F, 5.000%, 9/01/20 – NPFG Insured
485	San Mateo Union High School District, San Mateo County, California, Certificates of	12/17 at 100.00	AA–	436,728
	Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 – AMBAC Insured
26,900	Total Tax Obligation/Limited			27,212,368
	Transportation – 11.8% (7.9% of Total Investments)
1,355	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series	4/18 at 100.00	AA	1,278,199
	2008, Trust 3211, 13.393%, 10/01/32 (IF)
4,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding	1/14 at 101.00	BBB–	3,531,640
	Bonds, Series 1999, 5.875%, 1/15/29
5,210	Port of Oakland, California, Revenue Bonds, Series 2000K, 5.750%, 11/01/29 – FGIC Insured	5/11 at 100.00	A	4,966,068
2,465	San Francisco Airports Commission, California, Special Facilities Lease Revenue Bonds, San	7/11 at 100.00	AA+	2,466,553
	Francisco International Airport, SFO Fuel Company LLC, Series 2000A, 6.125%, 1/01/27 – AGM
	Insured (Alternative Minimum Tax)
13,030	Total Transportation			12,242,460

Nuveen Investments 43

Nuveen California Municipal Market Opportunity Fund, Inc. (continued)
NCO	Portfolio of Investments February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 14.7% (9.9% of Total Investments) (4)
$ 3,000	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 5.125%,	5/12 at 101.00	Aaa	$ 3,192,330
	5/01/18 (Pre-refunded 5/01/12)
25	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project,	12/11 at 100.00	AAA	25,984
	Series 2001W, 5.500%, 12/01/15 (Pre-refunded 12/01/11)
10	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project,	No Opt. Call	AAA	12,129
	Series 2002X, 5.500%, 12/01/17 – FGIC Insured (ETM)
2,100	California State, General Obligation Bonds, Series 2004, 5.250%, 4/01/34 (Pre-refunded 4/01/14)	4/14 at 100.00	AAA	2,373,084
1,475	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/13 at 100.00	AAA	1,603,635
	Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)
875	Orange County Water District, California, Revenue Certificates of Participation, Series 2003B,	8/13 at 100.00	AAA	898,468
	5.000%, 8/15/34 – NPFG Insured (ETM)
3,910	Pomona, California, GNMA/FHLMC Collateralized Single Family Mortgage Revenue Refunding Bonds,	No Opt. Call	AAA	5,064,858
	Series 1990B, 7.500%, 8/01/23 (ETM)
1,875	Riverside Community College District, California, General Obligation Bonds, Series 2004A,	8/14 at 100.00	AA (4)	2,137,931
	5.250%, 8/01/24 (Pre-refunded 8/01/14) – NPFG Insured
13,270	Total U.S. Guaranteed			15,308,419
	Utilities – 5.4% (3.6% of Total Investments)
2,815	California Statewide Community Development Authority, Certificates of Participation Refunding,	6/11 at 100.00	N/R	2,488,742
	Rio Bravo Fresno Project, Series 1999A, 6.500%, 12/01/18 (5)
1,365	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series	No Opt. Call	A	1,230,097
	2007A, 5.500%, 11/15/37
455	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%,	9/15 at 100.00	N/R	379,265
	9/01/31 – SYNCORA GTY Insured
1,500	Southern California Public Power Authority, California, Milford Wind Corridor Phase I Revenue	No Opt. Call	AA–	1,523,475
	Bonds, Series 2010-1, 5.000%, 7/01/28
6,135	Total Utilities			5,621,579
	Water and Sewer – 23.3% (15.6% of Total Investments)
1,020	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project,	No Opt. Call	AAA	1,212,994
	Series 2002X, 5.500%, 12/01/17 – FGIC Insured
2,500	El Centro Financing Authority, California, Water Revenue Bonds, Series 2006A, 4.750%,	10/16 at 100.00	AA+	2,330,275
	10/01/31 – AGM Insured
750	Fortuna Public Finance Authority, California, Water Revenue Bonds, Series 2006, 5.000%,	10/16 at 100.00	AA+	690,585
	10/01/36 – AGM Insured
3,380	Orange County Sanitation District, California, Certificates of Participation, Trust 11738,	2/19 at 100.00	AAA	3,410,150
	Series 2009, 17.618%, 8/01/29 (IF)
3,500	Placerville Public Financing Authority, California, Wastewater System Refinancing and	9/16 at 100.00	N/R	2,646,140
	Improvement Project Revenue Bonds, Series 2006, 5.000%, 9/01/34 – SYNCORA GTY Insured
350	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series	6/16 at 100.00	AA	351,659
	2006, 5.000%, 12/01/31 – FGIC Insured
2,630	San Diego Public Facilities Financing Authority, California, Sewerage Revenue Bonds, Refunding	5/20 at 100.00	Aa3	2,740,960
	Series 2010A, 5.250%, 5/15/27
2,000	San Francisco City and County Public Utilities Commission, California, Clean Water Revenue	4/13 at 100.00	AA–	2,118,920
	Refunding Bonds, Series 2003A, 5.250%, 10/01/20 – NPFG Insured
10,000	Santa Maria, California, Subordinate Water and Wastewater Revenue Certificates of	8/12 at 101.00	N/R	8,705,396
	Participation, Series 1997A, 5.550%, 8/01/27 – AMBAC Insured
26,130	Total Water and Sewer			24,207,079
$ 188,314	Total Investments (cost $166,236,110) – 149.3%			155,184,529
	Floating Rate Obligations – (4.1)%			(4,285,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (47.9)% (6)			(49,800,000)
	Other Assets Less Liabilities – 2.7% (7)			2,830,540
	Net Assets Applicable to Common Shares – 100%			$ 103,930,069

44 Nuveen Investments

Forward Swaps outstanding at February 28, 2011:
		Fund			Fixed Rate			Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate	Payment	Effective	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized)	Frequency	Date (8)	Date	(Depreciation)
Morgan Stanley	$3,000,000	Receive	3-Month USD-LIBOR	4.431%	Semi-Annually	2/17/12	2/17/30	$(8,281)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”),
Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are
considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
(5)	This debt has been restructured to accommodate capital maintenance at the facility. Major highlights of the debt restructuring include the following: (1) the principal balance outstanding on and after December 1, 2007, shall accrue interest at a rate of 6.500% per annum commencing December 1, 2007; (2) the inter-
est shall accrue but not be payable on June 1, 2008 or December 1, 2008, but shall instead be deferred and paid by the end of calendar year 2011; (3) no principal component shall be pre-payable from the Minimum Sinking Fund Account during calendar years 2008 and 2009 but such pre-payments shall recom-
mence beginning in calendar year 2010 according to a revised schedule. Management believes that the restructuring is in the best interest of Fund shareholders and that it is more-likely-than-not that the borrower will fulfill its obligation. Consequently, the Fund continues to accrue interest on this obligation.
(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.1%.
(7)	Other Assets Less Liabilities includes the Value and/or the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives.
(8)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information
and Significant Accounting Policies, Inverse Floating Rate Securities for more information.
USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate.
See accompanying notes to financial statements.

Nuveen Investments 45

	Nuveen California Investment Quality Municipal Fund, Inc.
NQC	Portfolio of Investments
		February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 5.8% (3.6% of Total Investments)
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma
	County Tobacco Securitization Corporation, Series 2005:
$ 535	4.250%, 6/01/21	6/15 at 100.00	BBB	$ 491,986
3,500	5.250%, 6/01/45	6/15 at 100.00	BBB–	2,154,005
2,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/17 at 100.00	Baa3	1,335,520
	Bonds, Series 2007A-1, 5.750%, 6/01/47
6,740	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/22 at 100.00	Baa3	3,862,357
	Bonds, Series 2007A-2, 0.000%, 6/01/37
3,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	6/15 at 100.00	Baa3	2,403,275
	Bonds, Series 2005A-1, 5.375%, 6/01/38
16,275	Total Consumer Staples			10,247,143
	Education and Civic Organizations – 18.2% (11.4% of Total Investments)
3,000	California Educational Facilities Authority, Revenue Bonds, Dominican University, Series 2006,	12/16 at 100.00	Baa3	2,320,500
	5.000%, 12/01/36
2,000	California Educational Facilities Authority, Revenue Bonds, Occidental College, Series 2005A,	10/15 at 100.00	Aa3	2,005,200
	5.000%, 10/01/27 – NPFG Insured
170	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series	10/15 at 100.00	A3	143,194
	2005A, 5.000%, 10/01/35
930	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series	5/11 at 100.00	A2	930,279
	2000, 5.750%, 11/01/30 – NPFG Insured
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific,
	Series 2006:
120	5.000%, 11/01/21	11/15 at 100.00	A2	124,519
160	5.000%, 11/01/25	11/15 at 100.00	A2	160,949
3,000	California Infrastructure Economic Development Bank, Revenue Bonds, J. David Gladstone	10/11 at 101.00	A–	2,585,970
	Institutes, Series 2001, 5.250%, 10/01/34
6,000	California State Public Works Board, Lease Revenue Bonds, California State University	4/11 at 100.00	Aa3	6,000,300
	Projects, Series 1997C, 5.400%, 10/01/22
2,798	California State Public Works Board, Lease Revenue Bonds, University of California Regents,	3/18 at 100.00	Aa2	2,463,751
	Tender Option Bond Trust 1065, 9.166%, 3/01/33 (IF)
	Long Beach Bond Financing Authority, California, Lease Revenue Refunding Bonds, Long Beach
	Aquarium of the South Pacific, Series 2001:
3,000	5.000%, 11/01/26 – AMBAC Insured	11/11 at 101.00	BBB	2,713,230
2,500	5.250%, 11/01/30 – AMBAC Insured	11/11 at 101.00	BBB	2,207,350
	University of California, Revenue Bonds, Multi-Purpose Projects, Series 2003A:
3,650	5.125%, 5/15/16 – AMBAC Insured (UB)	5/13 at 100.00	Aa1	3,930,758
2,485	5.125%, 5/15/17 – AMBAC Insured (UB)	5/13 at 100.00	Aa1	2,672,742
1,060	5.000%, 5/15/24 – AMBAC Insured (UB)	5/13 at 100.00	AA1	1,086,383
3,000	5.000%, 5/15/33 – AMBAC Insured (UB)	5/13 at 100.00	AA1	2,930,940
33,873	Total Education and Civic Organizations			32,276,065
	Health Care – 19.3% (12.1% of Total Investments)
3,000	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West,	7/14 at 100.00	A	3,023,520
	Series 2004G, 5.250%, 7/01/23
3,260	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital Los	7/20 at 100.00	AA+	2,979,999
	Angeles, Series 2010A, 5.250%, 7/01/38 – AGC Insured
	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System,
	Series 2006:
390	5.000%, 4/01/37	4/16 at 100.00	A+	328,953
2,355	5.250%, 3/01/45	3/16 at 100.00	A+	2,018,800
7,765	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A,	11/16 at 100.00	AA–	6,667,573
	5.250%, 11/15/46 (UB)

46 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,270	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B,	8/20 at 100.00	AA–	$ 1,266,393
	6.000%, 8/15/42
	California Municipal Financing Authority, Certificates of Participation, Community Hospitals
	of Central California, Series 2007:
2,950	5.250%, 2/01/27	2/17 at 100.00	Baa2	2,627,654
1,750	5.250%, 2/01/46	2/17 at 100.00	Baa2	1,412,828
3,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity	7/15 at 100.00	BBB	2,764,080
	Health System, Series 2005A, 5.250%, 7/01/24
1,840	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System,	8/16 at 100.00	A+	1,666,617
	Series 2001C, 5.250%, 8/01/31
770	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series	11/15 at 100.00	AA–	651,474
	2005A, 5.000%, 11/15/43
948	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health	7/18 at 100.00	AA+	696,678
	System, Trust 2554, 18.488%, 7/01/47 – AGM Insured (IF)
1,000	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series	12/15 at 100.00	BBB	857,160
	2005A, 5.000%, 12/01/23
1,785	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series	12/17 at 100.00	BBB	1,924,087
	2008A, 8.250%, 12/01/38
3,250	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010,	11/20 at 100.00	Baa3	2,889,900
	6.000%, 11/01/41
2,575	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series	1/21 at 100.00	A	2,554,580
	2011, 6.500%, 1/01/41
37,908	Total Health Care			34,330,296
	Housing/Multifamily – 0.6% (0.4% of Total Investments)
1,250	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/20 at 100.00	BBB–	1,139,025
	Series 2010A, 6.400%, 8/15/45
	Housing/Single Family – 0.9% (0.6% of Total Investments)
240	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%,	2/16 at 100.00	A	243,785
	8/01/30 – FGIC Insured (Alternative Minimum Tax)
1,420	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006K, 5.500%, 2/01/42	2/16 at 100.00	A	1,443,544
	(Alternative Minimum Tax)
1,660	Total Housing/Single Family			1,687,329
	Industrials – 0.7% (0.5% of Total Investments)
1,250	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste	1/16 at 102.00	BBB	1,255,738
	Management Inc., Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)
	Long-Term Care – 3.4% (2.1% of Total Investments)
4,750	California Statewide Communities Development Authority, Revenue Bonds, Inland Regional Center	12/17 at 100.00	Baa1	4,081,153
	Project, Series 2007, 5.375%, 12/01/37
1,965	California Statewide Community Development Authority, Certificates of Participation, Internext	4/11 at 100.00	BBB	1,966,631
	Group, Series 1999, 5.375%, 4/01/17
6,715	Total Long-Term Care			6,047,784
	Tax Obligation/General – 27.9% (17.5% of Total Investments)
	California State, General Obligation Bonds, Various Purpose Series 2009:
15,445	6.000%, 11/01/39	11/19 at 100.00	A1	15,976,154
1,505	5.500%, 11/01/39	11/19 at 100.00	A1	1,495,202
5,100	California State, General Obligation Bonds, Various Purpose Series 2010, 5.500%, 3/01/40	3/20 at 100.00	A1	5,067,054
10,060	Los Angeles, California, General Obligation Bonds, Series 2001A, 5.000%, 9/01/21	9/11 at 100.00	Aa2	10,237,257
3,250	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/20 –	No Opt. Call	A3	3,349,060
	NPFG Insured
20	Riverside Community College District, California, General Obligation Bonds, Series 2004A,	8/14 at 100.00	AA	21,882
	5.250%, 8/01/21 – NPFG Insured
345	Roseville Joint Union High School District, Placer County, California, General Obligation	8/15 at 100.00	AA–	346,822
	Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured

Nuveen Investments 47

Nuveen California Investment Quality Municipal Fund, Inc. (continued)
NQC	Portfolio of Investments February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 3,500	San Diego Unified School District, San Diego County, California, General Obligation Bonds,	7/13 at 101.00	AA+	$ 3,859,030
	Series 2003E, 5.250%, 7/01/24 – AGM Insured
41,725	Yosemite Community College District, California, General Obligation Bonds, Capital	No Opt. Call	Aa2	9,136,941
	Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42
80,950	Total Tax Obligation/General			49,489,402
	Tax Obligation/Limited – 39.0% (24.4% of Total Investments)
3,000	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health,	6/14 at 100.00	A2	3,065,400
	Coalinga State Hospital, Series 2004A, 5.500%, 6/01/20
3,000	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health,	12/11 at 102.00	A2	3,037,140
	Hospital Addition, Series 2001A, 5.000%, 12/01/21 – AMBAC Insured
1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series	10/19 at 100.00	A2	987,790
	2009G-1, 5.750%, 10/01/30
1,390	California, Economic Recovery Revenue Bonds, Series 2004A, 5.000%, 7/01/15	7/14 at 100.00	Aa3	1,515,392
425	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community	9/15 at 100.00	BBB	390,392
	Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured
1,595	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana	9/11 at 101.00	A+	1,522,332
	Redevelopment Project, Series 2003A, 5.375%, 9/01/25 – AMBAC Insured
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement
	Asset-Backed Revenue Bonds, Series 2005A, Trust 2215-1:
1,175	13.500%, 6/01/45 – FGIC Insured (IF)	6/15 at 100.00	A2	388,831
825	13.500%, 6/01/45 – FGIC Insured (IF)	6/15 at 100.00	A2	170,544
1,770	Hawthorne Community Redevelopment Agency, California, Project Area 2 Tax Allocation Bonds,	9/16 at 100.00	A–	1,572,433
	Series 2006, 5.000%, 9/01/26 – SYNCORA GTY Insured
3,840	Hesperia Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2005A,	9/15 at 100.00	BBB–	2,861,568
	5.000%, 9/01/35 – SYNCORA GTY Insured
	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds,
	Series 2006A:
195	5.000%, 9/01/26	9/16 at 100.00	N/R	172,076
445	5.125%, 9/01/36	9/16 at 100.00	N/R	366,413
770	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social	9/15 at 100.00	A1	622,021
	Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured
10,000	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Series	9/16 at 100.00	BBB	9,291,000
	2006B, 5.000%, 9/01/31 – FGIC Insured
4,130	Manteca Unified School District, San Joaquin County, California, Special Tax Bonds, Community	9/11 at 101.00	Baa1	4,211,485
	Facilities District 89-2, Series 2001C, 5.000%, 9/01/23 – NPFG Insured
1,500	Norco Redevelopment Agency, California, Tax Allocation Refunding Bonds, Project Area 1,	3/20 at 100.00	A	1,389,645
	Refunding Series 2010, 6.000%, 3/01/36
3,890	Ontario Redevelopment Financing Authority, California, Lease Revenue Bonds, Capital Projects,	8/11 at 101.00	A+	3,986,044
	Series 2001, 5.000%, 8/01/21 – AMBAC Insured
3,600	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue	No Opt. Call	Baa1	4,038,588
	Refunding Bonds, Redevelopment Project 1, Series 1995, 7.400%, 8/01/25 – NPFG Insured
1,685	Ontario, California, Special Tax Bonds, Community Facilities District 5, Freeway Interchange	3/11 at 100.00	N/R	1,699,929
	Project, Series 1997, 6.375%, 9/01/17
1,500	Orange County, California, Special Tax Bonds, Community Facilities District 03-1 of Ladera	8/12 at 101.00	N/R	1,337,280
	Ranch, Series 2004A, 5.625%, 8/15/34
1,000	Paramount Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project	8/13 at 100.00	A–	937,730
	Area 1, Series 2003, 5.000%, 8/01/23 – NPFG Insured
370	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series	9/15 at 100.00	A–	292,367
	2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured
	Rohnert Park Community Development Commission, California, Redevelopment Project Tax
	Allocation Bonds, Series 2007R:
585	5.000%, 8/01/37 – FGIC Insured	8/17 at 100.00	BBB	626,634
1,415	5.000%, 8/01/37 – FGIC Insured	8/17 at 100.00	A–	1,102,214
460	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%,	8/13 at 100.00	AA–	443,716
	8/01/25 – AMBAC Insured

48 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 4,000	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A,	No Opt. Call	A1	$ 4,132,120
	5.400%, 11/01/20 – AMBAC Insured
2,000	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Civic Center Project,	6/12 at 100.00	AA+	2,077,720
	Series 2002B, 5.250%, 6/01/19 – AMBAC Insured
3,535	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center	9/11 at 100.00	AA+	3,597,287
	Project, Series 2001F, 5.000%, 9/01/20 – NPFG Insured
6,000	San Ramon Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2006A,	2/16 at 100.00	A–	4,658,640
	5.000%, 2/01/38 – AMBAC Insured
2,840	Santa Clara Redevelopment Agency, California, Tax Allocation Bonds, Bayshore North Project,	6/13 at 100.00	A	2,667,527
	Series 2003, 5.000%, 6/01/23 – NPFG Insured
5,250	Santa Cruz County Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds,	3/11 at 102.00	A	4,860,083
	Live Oak and Soquel Community Improvement Projects, Series 2000, 5.250%, 9/01/25 –
	AMBAC Insured
1,265	Washington Unified School District, Yolo County, California, Certificates of Participation,	8/17 at 100.00	A	1,151,808
	Series 2007, 5.125%, 8/01/37 – AMBAC Insured
74,455	Total Tax Obligation/Limited			69,174,149
	Transportation – 16.9% (10.6% of Total Investments)
13,000	Alameda Corridor Transportation Authority, California, Senior Lien Revenue Bonds, Series	4/11 at 100.50	A	12,438,010
	1999A, 5.000%, 10/01/29 – NPFG Insured
2,080	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series	4/16 at 100.00	AA	2,085,928
	2006F, 5.000%, 4/01/31 (UB)
1,325	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series	4/18 at 100.00	AA	1,249,899
	2008, Trust 3211, 13.393%, 10/01/32 (IF)
6,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding	1/14 at 101.00	BBB–	5,738,915
	Bonds, Series 1999, 5.875%, 1/15/29
8,930	Port of Oakland, California, Revenue Bonds, Series 2000K, 5.750%, 11/01/29 – FGIC Insured	5/11 at 100.00	A	8,511,897
31,835	Total Transportation			30,024,649
	U.S. Guaranteed – 11.5% (7.2% of Total Investments) (4)
4,000	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 5.125%,	5/12 at 101.00	Aaa	4,256,440
	5/01/18 (Pre-refunded 5/01/12)
3,145	California State, General Obligation Bonds, Series 2004, 5.250%, 4/01/34 (Pre-refunded 4/01/14)	4/14 at 100.00	AAA	3,553,976
960	California, Economic Recovery Revenue Bonds, Series 2004A, 5.000%, 7/01/15	7/14 at 100.00	AAA	1,086,384
	(Pre-refunded 7/01/14)
2,000	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds,	12/13 at 102.00	N/R (4)	2,307,100
	Franciscan Mobile Home Park Project, Series 2002A, 5.850%, 12/15/32 (Pre-refunded 12/15/13)
2,285	Moreno Valley Unified School District, Riverside County, California, General Obligation Bonds,	8/14 at 100.00	AA+ (4)	2,611,252
	Series 2004A, 5.250%, 8/01/24 (Pre-refunded 8/01/14) – AGM Insured
4,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2002D,	7/12 at 100.00	AAA	4,255,080
	5.375%, 7/01/36 (Pre-refunded 7/01/12)
1,000	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed	6/12 at 100.00	AAA	1,061,000
	Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2001A,
	5.500%, 6/01/36 (Pre-refunded 6/01/12)
	University of California, General Revenue Bonds, Series 2003A:
620	5.125%, 5/15/16 – AMBAC Insured (Pre-refunded 5/15/13) (UB)	5/13 at 100.00	Aa1 (4)	676,780
515	5.125%, 5/15/17 – AMBAC Insured (Pre-refunded 5/15/13) (UB)	5/13 at 100.00	Aa1 (4)	562,164
18,525	Total U.S. Guaranteed			20,370,176
	Utilities – 3.4% (2.1% of Total Investments)
2,250	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series	No Opt. Call	A	2,027,633
	2007A, 5.500%, 11/15/37
740	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%,	9/15 at 100.00	N/R	616,827
	9/01/31 – SYNCORA GTY Insured
3,210	Turlock Irrigation District, California, Electric Revenue Bonds, Series 2003A, 5.000%, 1/01/16 –	1/13 at 100.00	A+	3,384,399
	NPFG Insured
6,200	Total Utilities			6,028,859

Nuveen Investments 49

Nuveen California Investment Quality Municipal Fund, Inc. (continued)
NQC	Portfolio of Investments February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 11.9% (7.5% of Total Investments)
$ 3,300	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project,	12/11 at 100.00	AAA	$ 3,411,276
	Series 2001W, 5.500%, 12/01/16
520	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006,	4/16 at 100.00	AA–	481,489
	5.000%, 4/01/36 – NPFG Insured
1,500	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2004C,	7/14 at 100.00	AA	1,642,515
	5.250%, 7/01/19 – NPFG Insured
3,015	Oxnard Financing Authority, California, Wastewater Revenue Bonds, Series 2003, 5.000%, 6/01/17 –	6/13 at 100.00	A+	3,208,503
	FGIC Insured
7,170	San Diego Public Facilities Financing Authority, California, Sewerage Revenue Bonds, Refunding	No Opt. Call	Aa3	7,429,052
	Series 2010A, 5.250%, 5/15/28
1,310	San Elijo Joint Powers Authority, San Diego County, California, Revenue Refunding Bonds, San	3/12 at 101.00	AA+	1,370,024
	Elijo Wastewater Facilities, Series 2003, 5.000%, 3/01/17 – AGM Insured
3,430	Westlands Water District, California, Revenue Certificates of Participation, Series 2002,	9/12 at 101.00	A+	3,533,103
	5.250%, 9/01/22 – NPFG Insured
20,245	Total Water and Sewer			21,075,962
$ 331,141	Total Investments (cost $296,212,286) – 159.5%			283,146,577
	Floating Rate Obligations – (8.0)%			(14,230,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (53.9)% (5)			(95,600,000)
	Other Assets Less Liabilities – 2.4%			4,157,727
	Net Assets Applicable to Common Shares – 100%			$ 177,474,304

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.8%. N/R Not rated.

(IF)	Inverse floating rate investment.

(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

50 Nuveen Investments

	Nuveen California Select Quality Municipal Fund, Inc.
NVC	Portfolio of Investments
		February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 7.1% (4.5% of Total Investments)
$ 915	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma	6/15 at 100.00	BBB	$ 841,434
	County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21
4,225	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/12 at 100.00	Baa3	3,457,656
	Stanislaus County Tobacco Funding Corporation, Series 2002A, 5.500%, 6/01/33
6,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/17 at 100.00	Baa3	4,006,560
	Bonds, Series 2007A-1, 5.750%, 6/01/47
22,915	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/22 at 100.00	Baa3	13,131,441
	Bonds, Series 2007A-2, 0.000%, 6/01/37
34,055	Total Consumer Staples			21,437,091
	Education and Civic Organizations – 5.7% (3.6% of Total Investments)
290	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series	10/15 at 100.00	A3	244,273
	2005A, 5.000%, 10/01/35
2,165	California Educational Facilities Authority, Revenue Bonds, University of San Francisco,	10/21 at 100.00	A3	2,186,693
	Series 2011, 6.125%, 10/01/36
535	California Educational Facilities Authority, Revenue Bonds, University of Southern California,	10/18 at 100.00	AA+	501,830
	Tender Option Bond Trust 09-11B, 17.440%, 10/01/38 (IF)
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific,
	Series 2006:
200	5.000%, 11/01/21	11/15 at 100.00	A2	207,532
270	5.000%, 11/01/25	11/15 at 100.00	A2	271,601
1,595	California Infrastructure Economic Development Bank, Revenue Bonds, Claremont University	10/12 at 100.00	Aa3	1,627,809
	Consortium, Series 2003, 5.125%, 10/01/24
1,740	California Infrastructure Economic Development Bond Bank, Revenue Bonds, Scripps Research	7/15 at 100.00	Aa3	1,782,821
	Institute, Series 2005A, 5.000%, 7/01/24
4,787	California State Public Works Board, Lease Revenue Bonds, University of California Regents,	3/18 at 100.00	Aa2	4,215,145
	Tender Option Bond Trust 1065, 9.166%, 3/01/33 (IF)
1,385	California State University, Systemwide Revenue Bonds, Series 2005C, 5.000%, 11/01/27 –	11/15 at 100.00	Aa2	1,364,890
	NPFG Insured
5,000	University of California, General Revenue Bonds, Series 2003A, 5.000%, 5/15/33 –	5/13 at 100.00	AA+	4,884,900
	AMBAC Insured (UB)
17,967	Total Education and Civic Organizations			17,287,494
	Health Care – 26.5% (16.9% of Total Investments)
1,750	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue	4/12 at 100.00	A–	1,760,203
	Bonds, Sansum-Santa Barbara Medical Foundation Clinic, Series 2002A, 5.500%, 4/01/21
545	California Health Facilities Financing Authority, Insured Health Facility Revenue Refunding	7/11 at 100.00	A2	545,120
	Bonds, Catholic Healthcare West, Series 1994A, 4.750%, 7/01/19 – NPFG Insured
675	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System,	4/16 at 100.00	A+	569,342
	Series 2006, 5.000%, 4/01/37
10,145	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A,	11/16 at 100.00	AA–	8,711,207
	5.250%, 11/15/46 (UB)
4,200	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System	3/15 at 100.00	A	3,688,650
	West, Series 2005A, 5.000%, 3/01/35
12,125	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series	8/20 at 100.00	AA–	12,090,565
	2011A, 6.000%, 8/15/42
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity
	Health System, Series 2005A:
1,500	5.250%, 7/01/24	7/15 at 100.00	BBB	1,382,040
10,000	5.000%, 7/01/39	7/15 at 100.00	BBB	7,791,200
3,140	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System,	8/16 at 100.00	A+	2,844,118
	Series 2001C, 5.250%, 8/01/31

Nuveen Investments 51

Nuveen California Select Quality Municipal Fund, Inc. (continued)
NVC	Portfolio of Investments February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,355	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health	No Opt. Call	A1	$ 1,347,846
	System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured
4,565	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender	11/16 at 100.00	AA–	1,984,908
	Option Bond Trust 3102, 18.481%, 11/15/46 (IF)
1,621	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health	7/18 at 100.00	AA+	1,191,889
	System, Trust 2554, 18.488%, 7/01/47 – AGM Insured (IF)
1,000	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series	12/15 at 100.00	BBB	857,160
	2005A, 5.000%, 12/01/23
3,100	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series	12/17 at 100.00	BBB	3,341,552
	2008A, 8.250%, 12/01/38
	Madera County, California, Certificates of Participation, Children’s Hospital Central
	California, Series 2010:
1,195	5.500%, 3/15/36	3/15 at 100.00	A	1,102,077
3,410	5.375%, 3/15/36	3/20 at 100.00	A	3,090,517
6,000	Madera County, California, Certificates of Participation, Valley Children’s Hospital Project,	3/11 at 100.00	A3	5,831,700
	Series 1995, 5.750%, 3/15/28 – NPFG Insured
1,770	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series 2011A,	12/21 at 100.00	AA	1,800,692
	6.000%, 12/01/40
5,885	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009,	11/19 at 100.00	Baa3	5,839,980
	6.750%, 11/01/39
5,800	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010,	11/20 at 100.00	Baa3	5,157,360
	6.000%, 11/01/41
9,655	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical	7/17 at 100.00	Baa1	7,792,840
	Center, Series 2007A, 5.000%, 7/01/38
1,500	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series	1/21 at 100.00	A	1,488,105
	2011, 6.500%, 1/01/41
90,936	Total Health Care			80,209,071
	Housing/Multifamily – 2.4% (1.5% of Total Investments)
2,100	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/20 at 100.00	BBB–	1,913,562
	Series 2010A, 6.400%, 8/15/45
1,000	Independent Cities Lease Finance Authority, California, Revenue Bonds, Morgan Hill, Hacienda	11/14 at 100.00	N/R	878,460
	Valley Mobile Home Park, Series 2004A, 5.950%, 11/15/39
4,750	Montclair Redevelopment Agency, California, Revenue Bonds, Monterey Manor Mobile Home Estates	6/11 at 102.00	N/R	4,578,288
	Project, Series 2000, 6.400%, 12/15/30
7,850	Total Housing/Multifamily			7,370,310
	Housing/Single Family – 6.1% (3.8% of Total Investments)
415	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%,	2/16 at 100.00	A	421,545
	8/01/30 – FGIC Insured (Alternative Minimum Tax)
20,000	California State Department of Veteran Affairs, Home Purchase Revenue Bonds, Series 2007B,	12/16 at 100.00	AA	17,878,600
	5.200%, 12/01/32 (Alternative Minimum Tax)
20,415	Total Housing/Single Family			18,300,145
	Industrials – 1.4% (0.9% of Total Investments)
4,055	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Republic	No Opt. Call	BBB	4,097,861
	Services Inc., Series 2002C, 5.250%, 6/01/23 (Mandatory put 12/01/17) (Alternative Minimum Tax)
	Long-Term Care – 1.3% (0.8% of Total Investments)
	California Statewide Communities Development Authority, Revenue Bonds, Inland Regional Center
	Project, Series 2007:
460	5.250%, 12/01/27	12/17 at 100.00	Baa1	413,034
4,000	5.375%, 12/01/37	12/17 at 100.00	Baa1	3,436,760
4,460	Total Long-Term Care			3,849,794

52 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 25.3% (16.1% of Total Investments)
$ 5,000	California State, General Obligation Bonds, Series 2003, 5.250%, 2/01/22	8/13 at 100.00	A1	$ 5,145,700
	California State, General Obligation Bonds, Various Purpose Series 2009:
15,000	6.000%, 11/01/39	11/19 at 100.00	A1	15,515,850
3,500	5.500%, 11/01/39	11/19 at 100.00	A1	3,477,215
2,000	California State, General Obligation Bonds, Various Purpose Series 2010, 6.000%, 3/01/33	3/20 at 100.00	A1	2,102,900
250	California, Various Purpose General Obligation Bonds, Series 2000, 5.625%, 5/01/22 –	5/11 at 100.00	Aaa	251,755
	FGIC Insured
3,850	Coachella Valley Unified School District, Riverside County, California, General Obligation	8/15 at 100.00	A1	3,719,870
	Bonds, Series 2005A, 5.000%, 8/01/30 – FGIC Insured
1,030	Folsom Cordova Unified School District, Sacramento County, California, General Obligation	10/14 at 100.00	AA+	1,046,995
	Bonds, School Facilities Improvement District 2, Series 2004B, 5.000%, 10/01/25 – AGM Insured
	Fontana Unified School District, San Bernardino County, California, General Obligation Bonds,
	Series 2004:
1,470	5.250%, 5/01/19 – NPFG Insured	5/14 at 100.00	Aa3	1,591,716
1,040	5.250%, 5/01/20 – NPFG Insured	5/14 at 100.00	Aa3	1,126,112
4,000	Long Beach Community College District, California, General Obligation Bonds, Series 2005B,	5/15 at 100.00	Aa2	3,891,520
	5.000%, 5/01/30 – FGIC Insured
10,060	Los Angeles, California, General Obligation Bonds, Series 2001A, 5.000%, 9/01/20	9/11 at 100.00	Aa2	10,232,026
	Los Rios Community College District, Sacramento, El Dorado and Yolo Counties, California,
	General Obligation Bonds, Series 2006C:
2,710	5.000%, 8/01/25 – AGM Insured (UB)	8/14 at 102.00	AA+	2,858,210
3,875	5.000%, 8/01/26 – AGM Insured (UB)	8/14 at 102.00	AA+	4,022,715
6,000	North Orange County Community College District, California, General Obligation Bonds, Series	No Opt. Call	Aa1	2,169,600
	2003B, 0.000%, 8/01/27 – FGIC Insured
5,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/20 –	No Opt. Call	A3	5,152,400
	NPFG Insured
585	Roseville Joint Union High School District, Placer County, California, General Obligation	8/15 at 100.00	AA–	588,089
	Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured
16,150	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds,	No Opt. Call	AA+	3,323,832
	Election of 2006, Series 2010, 0.000%, 8/01/49 – AGM Insured
3,760	West Contra Costa Unified School District, Contra Costa County, California, General Obligation	8/11 at 101.00	AA+	3,846,179
	Bonds, Series 2003B, 5.000%, 8/01/22 – AGM Insured
2,000	West Contra Costa Unified School District, Contra Costa County, California, General Obligation	8/11 at 101.00	A	2,007,500
	Bonds, Series 2003C, 5.000%, 8/01/22 – FGIC Insured
20,860	Yosemite Community College District, California, General Obligation Bonds, Capital	No Opt. Call	Aa2	4,567,923
	Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42
108,140	Total Tax Obligation/General			76,638,107
	Tax Obligation/Limited – 26.8% (17.1% of Total Investments)
3,370	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area,	10/13 at 100.00	N/R	2,880,642
	Series 2003, 5.500%, 10/01/23 – RAAI Insured
	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health,
	Coalinga State Hospital, Series 2004A:
4,000	5.500%, 6/01/21	6/14 at 100.00	A2	4,064,400
2,000	5.500%, 6/01/23	6/14 at 100.00	A2	2,009,520
2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series	10/19 at 100.00	A2	1,975,580
	2009G-1, 5.750%, 10/01/30
4,860	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series	11/19 at 100.00	A2	4,991,269
	2009I-1, 6.375%, 11/01/34
730	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community	9/15 at 100.00	BBB	670,556
	Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured
1,360	Carlsbad, California, Limited Obligation Improvement Bonds, Assessment District 2002-01,	9/12 at 100.00	N/R	1,149,730
	Series 2005A, 5.150%, 9/02/29

Nuveen Investments 53

Nuveen California Select Quality Municipal Fund, Inc. (continued)
NVC	Portfolio of Investments February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,000	Coachella Valley Unified School District, Riverside County, California, Certificates of	9/16 at 100.00	N/R	$ 780,340
	Participation, Series 2007, 5.000%, 9/01/31 – AMBAC Insured
3,000	Coronado Community Development Agency, California, Tax Allocation Bonds, Community	9/15 at 100.00	AA–	2,691,150
	Development Project, Series 2005, 5.000%, 9/01/30 – AMBAC Insured
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed
	Revenue Bonds, Series 2005A, 2215-1:
1,940	13.500%, 6/01/45 – FGIC Insured (IF)	6/15 at 100.00	A2	641,985
1,355	13.500%, 6/01/45 – FGIC Insured (IF)	6/15 at 100.00	A2	280,106
1,785	Hawthorne Community Redevelopment Agency, California, Project Area 2 Tax Allocation Bonds,	9/16 at 100.00	A–	1,451,098
	Series 2006, 5.250%, 9/01/36 – SYNCORA GTY Insured
1,500	Hesperia Unified School District, San Bernardino County, California, Certificates of	2/17 at 100.00	A–	1,194,090
	Participation, Capital Improvement, Series 2007, 5.000%, 2/01/41 – AMBAC Insured
435	Indian Wells Redevelopment Agency, California, Tax Allocation Bonds, Consolidated Whitewater	9/13 at 100.00	A	429,754
	Project Area, Series 2003A, 5.000%, 9/01/20 – AMBAC Insured
	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds,
	Series 2006A:
330	5.000%, 9/01/26	9/16 at 100.00	N/R	291,205
760	5.125%, 9/01/36	9/16 at 100.00	N/R	625,784
3,000	La Quinta Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project	9/11 at 102.00	A+	2,995,620
	Area 1, Series 2001, 5.000%, 9/01/21 – AMBAC Insured
4,315	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester	9/15 at 100.00	A1	3,485,743
	Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured
8,175	Los Angeles, California, Municipal Improvement Corporation, Lease Revenue Bonds, Police	1/17 at 100.00	A+	7,183,536
	Headquarters, Series 2006A, 4.750%, 1/01/31 – FGIC Insured
1,895	Murrieta, California, Special Tax Bonds, Community Facilities District 2000-2, The Oaks	9/14 at 100.00	N/R	1,753,841
	Improvement Area A, Series 2004A, 5.900%, 9/01/27
2,580	Oakland Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Central	3/13 at 100.00	A–	2,614,082
	District Redevelopment Project, Series 2003, 5.500%, 9/01/18 – FGIC Insured
3,605	Oakland State Building Authority, California, Lease Revenue Bonds, Elihu M. Harris State	4/11 at 100.00	A2	3,534,378
	Office Building, Series 1998A, 5.000%, 4/01/23 – AMBAC Insured
2,280	Ontario Redevelopment Financing Authority, California, Lease Revenue Bonds, Capital Projects,	8/11 at 101.00	A+	2,339,394
	Series 2001, 5.250%, 8/01/18 – AMBAC Insured
1,000	Orange County, California, Special Tax Bonds, Community Facilities District 03-1 of Ladera	8/12 at 101.00	N/R	941,040
	Ranch, Series 2004A, 5.500%, 8/15/24
5,000	Palm Springs Financing Authority, California, Lease Revenue Bonds, Convention Center Project,	11/14 at 102.00	A	4,676,700
	Refunding Series 2004A, 5.500%, 11/01/35 – NPFG Insured
1,120	Panama-Buena Vista Union School District, California, Certificates of Participation, School	9/16 at 100.00	A1	1,130,998
	Construction Project, Series 2006, 5.000%, 9/01/23 – NPFG Insured
8,750	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community	No Opt. Call	A+	3,688,300
	Development Project, Series 1999, 0.000%, 8/01/23 – AMBAC Insured
635	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series	9/15 at 100.00	A–	501,764
	2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured
75	Riverside Public Financing Authority, California, Revenue Bonds, Multiple Project Loans,	8/11 at 100.00	N/R	75,538
	Series 1991A, 8.000%, 2/01/18
820	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%,	8/13 at 100.00	AA–	790,972
	8/01/25 – AMBAC Insured
2,200	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center	9/11 at 100.00	AA+	2,238,764
	Project, Series 2001F, 5.000%, 9/01/20 – NPFG Insured
875	San Jose Redevelopment Agency, California, Housing Set-Aside Tax Allocation Bonds, Merged	8/20 at 100.00	A1	739,883
	Area Redevelopment Project, Series 2010A-1, 5.500%, 8/01/35

54 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,365	San Mateo Union High School District, San Mateo County, California, Certificates of	12/17 at 100.00	AA–	$ 1,229,142
	Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 – AMBAC Insured
2,860	Santa Ana Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Project	3/21 at 100.00	A	2,948,031
	Area, Series 2011A, 6.750%, 9/01/28
4,625	Santa Clara Redevelopment Agency, California, Tax Allocation Bonds, Bayshore North Project,	6/15 at 100.00	A	4,678,280
	Series 2003, 5.000%, 6/01/17 – NPFG Insured
6,870	Vernon Redevelopment Agency, California, Tax Allocation Bonds, Industrial Redevelopment	9/15 at 100.00	Baa1	5,428,537
	Project, Series 2005, 5.000%, 9/01/35 – NPFG Insured
2,175	Washington Unified School District, Yolo County, California, Certificates of Participation,	8/17 at 100.00	A	1,980,381
	Series 2007, 5.125%, 8/01/37 – AMBAC Insured
94,645	Total Tax Obligation/Limited			81,082,133
	Transportation – 10.4% (6.6% of Total Investments)
2,210	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series	4/16 at 100.00	AA	2,216,299
	2006F, 5.000%, 4/01/31 (UB)
2,450	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series	4/18 at 100.00	AA	2,311,134
	2008, Trust 3211, 13.393%, 10/1/32 (IF)
8,300	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series	7/11 at 100.00	Baa1	6,336,635
	1995A, 5.000%, 1/01/35 – NPFG Insured
10,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding	1/14 at 101.00	BBB–	9,270,555
	Bonds, Series 1999, 5.875%, 1/15/29
7,940	Port of Oakland, California, Revenue Bonds, Series 2000K, 5.750%, 11/01/29 – FGIC Insured	5/11 at 100.00	A+	7,568,249
3,665	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco	5/12 at 100.00	A1	3,788,657
	International Airport, Second Series 2002, Issue 28A, 5.250%, 5/01/18 – NPFG Insured
	(Alternative Minimum Tax)
35,065	Total Transportation			31,491,529
	U.S. Guaranteed – 16.6% (10.6% of Total Investments) (4)
9,750	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 5.125%,	5/12 at 101.00	Aaa	10,375,073
	5/01/18 (Pre-refunded 5/01/12)
3,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, North	7/11 at 100.00	Aaa	3,515,970
	County Recycling Center, Series 1991A, 6.750%, 7/01/17 (ETM)
3,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/13 at 100.00	AAA	3,388,890
	Bonds, Series 2003A-1, 6.750%, 6/01/39 (Pre-refunded 6/01/13)
1,985	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series	7/11 at 100.00	Aa3 (4)	2,019,341
	2001A-2, 5.375%, 7/01/20 (Pre-refunded 7/01/11) – NPFG Insured
	Monterey County, California, Certificates of Participation, Master Plan Financing, Series 2001:
2,075	5.000%, 8/01/19 (Pre-refunded 8/01/11) – NPFG Insured	8/11 at 100.00	A3 (4)	2,114,965
3,000	5.000%, 8/01/26 (Pre-refunded 8/01/11) – NPFG Insured	8/11 at 100.00	A3 (4)	3,057,780
2,000	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E,	No Opt. Call	AAA	2,471,460
	6.000%, 8/01/26 – AGC Insured (ETM)
2,000	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco	5/11 at 100.00	A1 (4)	2,016,740
	International Airport, Second Series 2001, Issue 27B, 5.250%, 5/01/18 (Pre-refunded 5/01/11) –
	FGIC Insured
3,000	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco	5/11 at 100.00	A1 (4)	3,025,530
	International Airport, Second Series 2001, Issue 27B, 5.250%, 5/01/18 (Pre-refunded 5/01/11) –
	FGIC Insured
17,670	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds,	11/11 at 100.00	AA+ (4)	18,224,308
	Series 2001A, 5.000%, 11/01/24 (Pre-refunded 11/01/11) – AGM Insured
47,480	Total U.S. Guaranteed			50,210,057

Nuveen Investments 55

Nuveen California Select Quality Municipal Fund, Inc. (continued)
NVC	Portfolio of Investments February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 15.3% (9.8% of Total Investments)
$ 2,000	Anaheim Public Finance Authority, California, Revenue Refunding Bonds, Electric Generating	10/12 at 100.00	AA+	$ 2,111,960
	System, Series 2002B, 5.250%, 10/01/18 – AGM Insured
1,810	Anaheim Public Finance Authority, California, Second Lien Electric Distribution Revenue Bonds,	10/14 at 100.00	A+	1,876,337
	Series 2004, 5.250%, 10/01/21 – NPFG Insured
10,350	California Pollution Control Financing Authority, Revenue Bonds, San Diego Gas and Electric	No Opt. Call	Aa3	11,863,791
	Company, Series 1991A, 6.800%, 6/01/15 (Alternative Minimum Tax)
4,000	Imperial Irrigation District, California, Certificates of Participation, Electric System	11/13 at 100.00	AA+	4,266,400
	Revenue Bonds, Series 2003, 5.250%, 11/01/23 – AGM Insured
1,855	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series	No Opt. Call	A	1,671,670
	2007A, 5.500%, 11/15/37
3,015	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series	7/20 at 100.00	AA–	3,055,401
	2001A-2, 5.375%, 7/01/20 (Mandatory put 7/01/11) – NPFG Insured
5,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/15 at 100.00	AA+	5,012,250
	Series 2005A-1, 5.000%, 7/01/31 – AGM Insured (UB)
1,025	Los Angeles, California, Sanitation Equipment Charge Revenue Bonds, Series 2004A, 5.000%,	2/14 at 100.00	AA	1,076,014
	2/01/22 – AMBAC Insured
	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005:
1,260	5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	1,050,273
2,800	5.250%, 9/01/36 – SYNCORA GTY Insured	9/15 at 100.00	N/R	2,283,456
4,360	Sacramento Municipal Utility District, California, Electric Revenue Refunding Bonds, Series	8/12 at 100.00	AA+	4,572,942
	2002Q, 5.250%, 8/15/19 – AGM Insured
3,805	Southern California Public Power Authority, California, Milford Wind Corridor Phase I Revenue	No Opt. Call	AA–	3,864,548
	Bonds, Series 2010-1, 5.000%, 7/01/28
3,460	Southern California Public Power Authority, Revenue Bonds, Magnolia Power Project, Series	7/13 at 100.00	AA–	3,664,694
	2003-1A, 5.000%, 7/01/20 – AMBAC Insured
44,740	Total Utilities			46,369,736
	Water and Sewer – 12.2% (7.8% of Total Investments)
1,185	Burbank, California, Wastewater System Revenue Bonds, Series 2004A, 5.000%, 6/01/24 –	6/14 at 100.00	AA+	1,204,955
	AMBAC Insured
890	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006,	4/16 at 100.00	AA–	824,087
	5.000%, 4/01/36 – NPFG Insured
1,250	Indio Water Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 4/01/31 –	4/16 at 100.00	A+	1,166,588
	AMBAC Insured
4,705	Madera Irrigation District. California, Water Revenue Refunding Bonds, Series 2008,	1/18 at 100.00	A–	4,510,589
	5.500%, 1/01/38
3,750	Metropolitan Water District of Southern California, Water Revenue Bonds, Series 2004B-3,	10/14 at 100.00	AAA	3,687,450
	5.000%, 10/01/29 – NPFG Insured
1,510	Orange County Sanitation District, California, Certificates of Participation, Series 2007,	2/19 at 100.00	AAA	1,523,469
	Trust 3020, 17.462%, 2/01/35 (IF)
2,000	Pico Rivera Water Authority, California, Revenue Bonds, Series 2001A, 6.250%, 12/01/32	12/11 at 102.00	N/R	1,772,500
2,525	Sacramento County Sanitation District Financing Authority, California, Revenue Refunding	No Opt. Call	AA	2,898,069
	Bonds, Series 2001, 5.500%, 12/01/20 – AMBAC Insured
11,320	San Diego Public Facilities Financing Authority, California, Sewerage Revenue Bonds, Refunding	5/20 at 100.00	Aa3	11,988,899
	Series 2010A, 5.250%, 5/15/25
	San Francisco City and County Public Utilities Commission, California, Clean Water Revenue
	Refunding Bonds, Series 2003A:
2,120	5.250%, 10/01/19 – NPFG Insured (5)	4/13 at 100.00	AA–	2,247,412
2,960	5.250%, 10/01/20 – NPFG Insured	4/13 at 100.00	AA–	3,136,002

56 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 2,000	West Basin Municipal Water District, California, Certificates of Participation, Refunding	8/18 at 100.00	AA+	$ 2,017,194
	Series 2008B, 5.000%, 8/01/28 – AGC Insured
36,215	Total Water and Sewer			36,977,214
$ 546,023	Total Investments (cost $499,320,555) – 157.1%			475,320,542
	Floating Rate Obligations – (5.8)%			(17,560,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (52.5)%			(158,900,000)
	Other Assets Less Liabilities – 1.2%			3,687,358
	Net Assets Applicable to Common Shares – 100%			$ 302,547,900

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”),
Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are
considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.4%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information
and Significant Accounting Policies, Inverse Floating Rate Securities for more information.
See accompanying notes to financial statements.

Nuveen Investments 57

	Nuveen California Quality Income Municipal Fund, Inc.
NUC	Portfolio of Investments
		February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 5.8% (3.6% of Total Investments)
$ 5,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/12 at 100.00	Baa3	$ 4,547,300
	Alameda County Tobacco Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29
880	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma	6/15 at 100.00	BBB	809,248
	County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21
4,230	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/12 at 100.00	Baa3	3,461,747
	Stanislaus County Tobacco Funding Corporation, Series 2002A, 5.500%, 6/01/33
7,355	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled	5/12 at 100.00	Baa3	6,594,346
	Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29
3,370	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/22 at 100.00	Baa3	1,931,179
	Bonds, Series 2007A-2, 0.000%, 6/01/37
20,835	Total Consumer Staples			17,343,820
	Education and Civic Organizations – 9.6% (6.0% of Total Investments)
280	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series	10/15 at 100.00	A3	235,850
	2005A, 5.000%, 10/01/35
1,935	California Educational Facilities Authority, Revenue Bonds, University of Southern California,	10/18 at 100.00	AA+	1,815,030
	Tender Option Bond Trust 09-11B, 17.440%, 10/01/38 (IF)
2,785	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series	5/11 at 100.00	A2	2,785,836
	2000, 5.750%, 11/01/30 – NPFG Insured
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific,
	Series 2006:
195	5.000%, 11/01/21	11/15 at 100.00	A2	202,344
260	5.000%, 11/01/25	11/15 at 100.00	A2	261,542
3,425	California Infrastructure Economic Development Bank, Revenue Bonds, J. David Gladstone	10/11 at 101.00	A–	2,952,316
	Institutes, Series 2001, 5.250%, 10/01/34
2,500	California Municipal Finance Authority, Revenue Bonds, University of La Verne, Series 2010A,	6/20 at 100.00	Baa2	2,421,500
	6.250%, 6/01/40
4,640	California State Public Works Board, Lease Revenue Bonds, University of California Regents,	3/18 at 100.00	Aa2	4,085,706
	Tender Option Bond Trust 1065, 9.166%, 3/01/33 (IF)
4,000	California State Public Works Board, Lease Revenue Refunding Bonds, Community Colleges	3/11 at 100.00	A2	4,010,600
	Projects, Series 1996B, 5.625%, 3/01/19 – AMBAC Insured
6,400	California State University, Systemwide Revenue Bonds, Series 2002A, 5.000%, 11/01/20 –	11/12 at 100.00	Aa2	6,707,584
	AMBAC Insured
1,000	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006,	9/15 at 102.00	Baa3	770,020
	5.000%, 9/01/34
2,500	University of California, General Revenue Bonds, Series 2003A, 5.000%, 5/15/33 –	5/13 at 100.00	AA+	2,442,450
	AMBAC Insured (UB)
29,920	Total Education and Civic Organizations			28,690,778
	Health Care – 29.0% (18.1% of Total Investments)
1,750	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue	4/12 at 100.00	A–	1,760,203
	Bonds, Sansum-Santa Barbara Medical Foundation Clinic, Series 2002A, 5.500%, 4/01/21
640	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System,	4/16 at 100.00	A+	539,821
	Series 2006, 5.000%, 4/01/37
14,550	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A,	11/16 at 100.00	AA–	12,493,649
	5.250%, 11/15/46 (UB)
1,500	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series	7/20 at 100.00	Baa1	1,380,765
	2010A, 5.750%, 7/01/40
	California Municipal Financing Authority, Certificates of Participation, Community Hospitals
	of Central California, Series 2007:
4,200	5.250%, 2/01/27	2/17 at 100.00	Baa2	3,741,066
2,855	5.250%, 2/01/46	2/17 at 100.00	Baa2	2,304,927
1,225	California State Public Works Board, Revenue Bonds, University of California – Davis Medical	11/14 at 100.00	Aa2	1,257,977
	Center, Series 2004II-A, 5.000%, 11/01/23 – NPFG Insured

58 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 5,500	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series	8/20 at 100.00	AA–	$ 5,484,380
	2011A, 6.000%, 8/15/42
370	California Statewide Community Development Authority, Certificates of Participation,	No Opt. Call	A2	382,273
	Cedars-Sinai Medical Center, Series 1992, 6.500%, 8/01/12
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity
	Health System, Series 2005A:
3,425	5.250%, 7/01/24	7/15 at 100.00	BBB	3,155,658
1,500	5.250%, 7/01/30	7/15 at 100.00	BBB	1,299,570
14,325	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanante System,	3/16 at 100.00	A+	11,996,042
	Series 2006, 5.000%, 3/01/41
3,015	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System,	8/16 at 100.00	A+	2,730,897
	Series 2001C, 5.250%, 8/01/31
17,470	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series	8/17 at 100.00	AA–	15,804,934
	2007C, 5.000%, 8/15/38 – AMBAC Insured (UB)
1,571	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health	7/18 at 100.00	AA+	1,155,125
	System, Trust 2554, 18.488%, 7/01/47 – AGM Insured (IF)
	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center,
	Series 2005A:
3,000	5.000%, 12/01/22	12/15 at 100.00	BBB	2,622,510
1,000	5.000%, 12/01/23	12/15 at 100.00	BBB	857,160
3,025	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series	12/17 at 100.00	BBB	3,260,708
	2008A, 8.250%, 12/01/38
2,000	Madera County, California, Certificates of Participation, Children’s Hospital Central	3/20 at 100.00	A	1,812,620
	California, Series 2010, 5.375%, 3/15/36
1,675	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series 2011A,	12/21 at 100.00	AA	1,704,045
	6.000%, 12/01/40
7,835	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010,	11/20 at 100.00	Baa3	6,966,882
	6.000%, 11/01/41
4,275	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series	1/21 at 100.00	A	4,241,099
	2011, 6.500%, 1/01/41
96,706	Total Health Care			86,952,311
	Housing/Multifamily – 2.4% (1.5% of Total Investments)
2,070	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/20 at 100.00	BBB–	1,886,225
	Series 2010A, 6.400%, 8/15/45
1,000	Independent Cities Lease Finance Authority, California, Revenue Bonds, Morgan Hill, Hacienda	11/14 at 100.00	N/R	878,460
	Valley Mobile Home Park, Series 2004A, 5.950%, 11/15/39
1,730	Irvine, California, Mobile Home Park Revenue Bonds, Meadows Mobile Home Park, Series 1998A,	3/11 at 100.00	N/R	1,730,000
	5.700%, 3/01/18
2,050	Oceanside, California, Mobile Home Park Revenue Bonds, Laguna Vista Mobile Estates Acquisition	3/11 at 100.00	N/R	1,883,848
	Project, Series 1998, 5.800%, 3/01/28
745	Yolo County Housing Authority, California, Revenue Refunding Bonds, Russell Park Apartments,	5/11 at 100.00	Aa2	747,771
	Series 1992A, 7.000%, 11/01/14
7,595	Total Housing/Multifamily			7,126,304
	Housing/Single Family – 7.0% (4.4% of Total Investments)
400	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%,	2/16 at 100.00	A	406,308
	8/01/30 – FGIC Insured (Alternative Minimum Tax)
17,700	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006M, 4.625%,	2/16 at 100.00	A	16,041,156
	8/01/26 (Alternative Minimum Tax)
5,000	California State Department of Veteran Affairs, Home Purchase Revenue Bonds, Series 2007B,	12/16 at 100.00	AA	4,697,500
	5.150%, 12/01/27 (Alternative Minimum Tax)
23,100	Total Housing/Single Family			21,144,964

Nuveen Investments 59

Nuveen California Quality Income Municipal Fund, Inc. (continued)
NUC	Portfolio of Investments

			February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 1.0% (0.6% of Total Investments)
$ 3,500	California Statewide Communities Development Authority, Revenue Bonds, Inland Regional Center	12/17 at 100.00	Baa1	$ 3,007,165
	Project, Series 2007, 5.375%, 12/01/37
	Tax Obligation/General – 21.4% (13.4% of Total Investments)
1,900	Azusa Unified School District, Los Angeles County, California, General Obligation Bonds,	7/12 at 100.00	AA+	1,986,621
	Series 2002, 5.375%, 7/01/20 – AGM Insured
16,000	California State, General Obligation Bonds, Various Purpose Series 2009, 6.000%, 11/01/39	11/19 at 100.00	A1	16,550,240
4,000	California State, General Obligation Bonds, Various Purpose Series 2010, 6.000%, 3/01/33	3/20 at 100.00	A1	4,205,800
80	California, General Obligation Bonds, Series 2000, 5.500%, 6/01/25	5/11 at 100.00	A1	80,240
3,610	Hartnell Community College District, California, General Obligation Bonds, Series 2006B,	6/16 at 100.00	AA+	3,556,608
	5.000%, 6/01/29 – AGM Insured (UB)
2,645	Long Beach Community College District, California, General Obligation Bonds, Series 2005B,	5/15 at 100.00	Aa2	2,573,268
	5.000%, 5/01/30 – FGIC Insured
1,170	Los Angeles Unified School District, California, General Obligation Bonds, Series 2003F,	7/13 at 100.00	AA+	1,250,882
	5.000%, 7/01/17 – AGM Insured
565	Roseville Joint Union High School District, Placer County, California, General Obligation	8/15 at 100.00	AA–	567,983
	Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured
1,500	Sacramento City Unified School District, Sacramento County, California, General Obligation	7/15 at 100.00	Aa2	1,503,675
	Bonds, Series 2005, 5.000%, 7/01/27 – NPFG Insured
6,760	San Diego Unified School District, San Diego County, California, General Obligation Bonds,	7/13 at 101.00	AA+	7,453,441
	Series 2003E, 5.250%, 7/01/21 – AGM Insured
515	San Joaquin Delta Community College District, California, General Obligation Bonds, Series	8/15 at 100.00	AA+	507,363
	2005A, 5.000%, 8/01/29 – AGM Insured
6,865	San Ramon Valley Unified School District, Contra Costa County, California, General Obligation	8/13 at 100.00	AA+	7,100,950
	Bonds, Series 2003, 5.000%, 8/01/23 – AGM Insured (UB)
1,390	South Pasadena Unified School District, Los Angeles County, California, General Obligation	8/13 at 100.00	AA	1,449,979
	Bonds, Series 2003A, 5.000%, 8/01/22 – FGIC Insured
15,000	Upland Unified School District, San Bernardino County, California, General Obligation Bonds,	8/19 at 27.66	Aa2	2,104,500
	Election of 2008 , Series 2008B, 0.000%, 8/01/39
3,925	West Contra Costa Unified School District, Contra Costa County, California, General Obligation	8/11 at 101.00	AA+	4,014,961
	Bonds, Series 2003B, 5.000%, 8/01/23 – AGM Insured (5)
41,725	Yosemite Community College District, California, General Obligation Bonds, Capital	No Opt. Call	Aa2	9,136,941
	Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42
107,650	Total Tax Obligation/General			64,043,452
	Tax Obligation/Limited – 31.6% (19.8% of Total Investments)
1,655	Bell Community Housing Authority, California, Lease Revenue Bonds, Series 2005, 5.000%,	10/15 at 100.00	N/R	1,140,494
	10/01/36 – AMBAC Insured
1,200	Burbank Public Financing Authority, California, Revenue Bonds, West Olive Redevelopment	12/12 at 100.00	BBB+	1,161,000
	Project, Series 2002, 5.125%, 12/01/22 – AMBAC Insured
3,070	California State Public Works Board, Lease Revenue Bonds, Department of General Services,	12/12 at 100.00	A2	3,187,827
	Capital East End Project, Series 2002A, 5.250%, 12/01/16 – AMBAC Insured
2,030	California State Public Works Board, Lease Revenue Bonds, Department of General Services,	3/12 at 100.00	A2	2,034,101
	Series 2002C, 5.250%, 3/01/21 – AMBAC Insured
5,115	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health,	6/14 at 100.00	A2	5,226,507
	Coalinga State Hospital, Series 2004A, 5.500%, 6/01/20
3,650	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series	10/19 at 100.00	A2	3,605,434
	2009G-1, 5.750%, 10/01/30
690	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community	9/15 at 100.00	BBB	633,813
	Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured
3,000	Coachella Valley Unified School District, Riverside County, California, Certificates of	9/16 at 100.00	N/R	2,341,020
	Participation, Series 2007, 5.000%, 9/01/31 – AMBAC Insured

60 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Commerce Community Development Commission, California, Tax Allocation Refunding Bonds, Merged
	Area Development Projects 2 and 3, Series 1998A:
$ 1,000	5.650%, 8/01/18	8/11 at 100.00	N/R	$ 986,980
2,765	5.700%, 8/01/28	8/11 at 100.00	N/R	2,295,945
1,250	Coronado Community Development Agency, California, Tax Allocation Bonds, Community	9/15 at 100.00	AA–	1,121,313
	Development Project, Series 2005, 5.000%, 9/01/30 – AMBAC Insured
3,065	Corona-Norco Unified School District, Riverside County, California, Special Tax Bonds,	9/13 at 100.00	Baa1	2,868,104
	Community Facilities District 98-1, Series 2003, 5.500%, 9/01/33 – NPFG Insured
1,000	Fremont, California, Special Tax Bonds, Community Facilities District 1, Pacific Commons,	3/11 at 101.00	N/R	944,070
	Series 2005, 6.300%, 9/01/31
8,435	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/15 at 100.00	AA+	7,363,418
	Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed
	Revenue Bonds, Series 2005A, 2215-1:
1,885	13.500%, 6/01/45 – FGIC Insured (IF)	6/15 at 100.00	A2	623,784
1,320	13.500%, 6/01/45 – FGIC Insured (IF)	6/15 at 100.00	A2	272,870
	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds,
	Series 2006A:
320	5.000%, 9/01/26	9/16 at 100.00	N/R	282,381
735	5.125%, 9/01/36	9/16 at 100.00	N/R	605,199
3,245	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social	9/15 at 100.00	A1	2,621,376
	Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured
1,350	Los Angeles Community Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds,	3/13 at 100.00	BBB–	1,292,639
	Bunker Hill Redevelopment Project, Series 2004L, 5.100%, 3/01/19
4,850	Los Angeles County Metropolitan Transportation Authority, California, Proposition A First Tier	7/13 at 100.00	AAA	5,237,418
	Senior Sales Tax Revenue Bonds, Series 2003A, 5.000%, 7/01/16 – AGM Insured
15,300	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue	No Opt. Call	Baa1	17,163,999
	Refunding Bonds, Redevelopment Project 1, Series 1995, 7.400%, 8/01/25 – NPFG Insured
2,000	Palm Springs Financing Authority, California, Lease Revenue Bonds, Convention Center Project,	11/14 at 102.00	A	1,870,680
	Refunding Series 2004A, 5.500%, 11/01/35 – NPFG Insured
1,170	Panama-Buena Vista Union School District, California, Certificates of Participation, School	9/16 at 100.00	A1	1,169,766
	Construction Project, Series 2006, 5.000%, 9/01/24 – NPFG Insured
	Redding Redevelopment Agency, California, Tax Allocation Bonds, Canby-Hilltop-Cypress Area
	Project, Series 2003A:
1,500	5.000%, 9/01/17 – NPFG Insured	9/13 at 100.00	A	1,517,070
1,500	5.000%, 9/01/20 – NPFG Insured	9/13 at 100.00	A	1,481,910
600	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series	9/15 at 100.00	A–	474,108
	2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured
4,320	Richmond Joint Powers Financing Authority, California, Tax Allocation Bonds, Series 2003A,	9/13 at 100.00	A+	4,285,051
	5.250%, 9/01/22 – NPFG Insured
3,375	Riverside County Redevelopment Agency, California, Interstate 215 Corridor Redevelopment	10/20 at 100.00	A–	3,231,934
	Project Area Tax Allocation Bonds, Series 2010E, 6.500%, 10/01/40
	Rohnert Park Community Development Commission, California, Redevelopment Project Tax
	Allocation Bonds, Series 2007R:
585	5.000%, 8/01/37 – FGIC Insured	8/17 at 100.00	BBB	626,634
1,415	5.000%, 8/01/37 – FGIC Insured	8/17 at 100.00	A–	1,102,214
745	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%,	8/13 at 100.00	AA–	718,627
	8/01/25 – AMBAC Insured
8,625	Sacramento City Financing Authority, California, Capital Improvement Revenue Bonds, 300	12/16 at 100.00	Aa3	7,414,654
	Richards Boulevard, Series 2006C, 5.000%, 12/01/36 – AMBAC Insured
2,500	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center	9/11 at 100.00	AA+	2,544,050
	Project, Series 2001F, 5.000%, 9/01/20 – NPFG Insured
875	San Jose Redevelopment Agency, California, Housing Set-Aside Tax Allocation Bonds, Merged Area	8/20 at 100.00	A1	739,883
	Redevelopment Project, Series 2010A-1, 5.500%, 8/01/35
2,770	Santa Ana Community Redevelopment Agency, Orange County, California, Tax Allocation Refunding	9/13 at 100.00	A	2,723,880
	Bonds, South Main Street Redevelopment, Series 2003B, 5.000%, 9/01/19 – FGIC Insured

Nuveen Investments 61

Nuveen California Quality Income Municipal Fund, Inc. (continued)
NUC	Portfolio of Investments February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 2,090	Washington Unified School District, Yolo County, California, Certificates of Participation,	8/17 at 100.00	A	$ 1,902,987
	Series 2007, 5.125%, 8/01/37 – AMBAC Insured
101,000	Total Tax Obligation/Limited			94,813,140
	Transportation – 7.4% (4.6% of Total Investments)
3,950	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/16 at 100.00	AA	3,961,258
	Series 2006F, 5.000%, 4/01/31 (UB)
970	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/18 at 100.00	AA	915,020
	Series 2008, Trust 3211, 13.393%, 10/01/32 (IF)
11,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding	1/14 at 101.00	BBB–	9,712,010
	Bonds, Series 1999, 5.875%, 1/15/29
2,000	Orange County Transportation Authority, California, Toll Road Revenue Bonds, 91 Express Lanes	8/13 at 100.00	A1	2,086,260
	Project, Series 2003A, 5.000%, 8/15/20 – AMBAC Insured
	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco
	International Airport, Second Series 2002, Issue 28A:
1,480	5.250%, 5/01/17 – NPFG Insured (Alternative Minimum Tax)	5/12 at 100.00	A1	1,532,022
3,865	5.250%, 5/01/19 – NPFG Insured (Alternative Minimum Tax)	5/12 at 100.00	A1	3,979,443
23,265	Total Transportation			22,186,013
	U.S. Guaranteed – 28.8% (18.0% of Total Investments) (4)
6,145	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma	6/12 at 100.00	N/R (4)	6,384,102
	County Tobacco Funding Corporation, Series 2002B, 5.500%, 6/01/30 (Pre-refunded 6/01/12)
9,000	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 5.125%,	5/12 at 101.00	Aaa	9,576,990
	5/01/18 (Pre-refunded 5/01/12)
8,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, North	7/11 at 100.00	Aaa	9,375,920
	County Recycling Center, Series 1991A, 6.750%, 7/01/17 (ETM)
1,965	California State, General Obligation Bonds, Series 2002, 5.250%, 4/01/32 (Pre-refunded 4/01/12)	4/12 at 100.00	AAA	2,069,695
2,500	California State, General Obligation Bonds, Series 2004, 5.125%, 2/01/27 (Pre-refunded 2/01/14)	2/14 at 100.00	AAA	2,799,600
1,515	California Statewide Community Development Authority, Water and Wastewater Revenue Bonds,	10/13 at 101.00	AA+ (4)	1,705,557
	Pooled Financing Program, Series 2004A, 5.250%, 10/01/24 (Pre-refunded 10/01/13) –
	AGM Insured
1,110	California, Economic Recovery Revenue Bonds, Series 2004A, 5.000%, 7/01/15	7/14 at 100.00	AAA	1,256,132
	(Pre-refunded 7/01/14)
4,440	Coast Community College District, Orange County, California, General Obligation Refunding	8/13 at 100.00	Aa2 (4)	4,881,425
	Bonds, Series 2003A, 5.000%, 8/01/22 (Pre-refunded 8/01/13) – NPFG Insured
1,615	Compton Unified School District, Los Angeles County, California, General Obligation Bonds,	9/13 at 100.00	A2 (4)	1,802,324
	Series 2003A, 5.375%, 9/01/19 (Pre-refunded 9/01/13) – NPFG Insured
12,805	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage Revenue	No Opt. Call	AAA	17,016,565
	Bonds, Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax) (ETM)
3,000	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds,	12/13 at 102.00	N/R (4)	3,460,650
	Franciscan Mobile Home Park Project, Series 2002A, 5.850%, 12/15/32 (Pre-refunded 12/15/13)
	Goleta Water District, California, Certificates of Participation Revenue Bonds, Series 2003:
520	5.250%, 12/01/20 (Pre-refunded 12/01/13)	12/13 at 100.00	Baa1 (4)	581,147
745	5.250%, 12/01/21 (Pre-refunded 12/01/13)	12/13 at 100.00	Baa1 (4)	832,605
2,375	Moreno Valley Unified School District, Riverside County, California, General Obligation Bonds,	8/14 at 100.00	AA+ (4)	2,714,103
	Series 2004A, 5.250%, 8/01/24 (Pre-refunded 8/01/14) – AGM Insured

62 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$ 2,685	Sacramento County, California, Airport System Revenue Bonds, Series 2002A, 5.250%, 7/01/21	7/12 at 100.00	AA+ (4)	$ 2,857,001
	(Pre-refunded 7/01/12) – AGM Insured
9,010	San Bernardino County, California, GNMA Mortgage-Backed Securities Program Single Family Home	No Opt. Call	AAA	10,115,707
	Mortgage Revenue Bonds, Series 1989A, 7.750%, 11/01/14 (Alternative Minimum Tax) (ETM)
3,000	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco	5/12 at 100.00	A1 (4)	3,170,550
	International Airport, Second Series 2002, Issue 28B, 5.250%, 5/01/22 (Pre-refunded 5/01/12) –
	NPFG Insured
5,375	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds,	11/12 at 100.00	Aa2 (4)	5,771,783
	Series 2002A, 5.000%, 11/01/19 (Pre-refunded 11/01/12) – NPFG Insured
75,805	Total U.S. Guaranteed			86,371,856
	Utilities – 7.6% (4.7% of Total Investments)
3,695	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series	No Opt. Call	A	3,137,646
	2007A, 5.000%, 11/15/35
500	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series	7/15 at 100.00	AA+	501,225
	2005A-1, 5.000%, 7/01/31 – AGM Insured (UB)
	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005:
1,235	5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	1,029,434
1,500	5.250%, 9/01/36 – SYNCORA GTY Insured	9/15 at 100.00	N/R	1,223,280
5,000	Merced Irrigation District, California, Revenue Certificates of Participation, Electric System	9/13 at 102.00	Baa3	4,203,450
	Project, Series 2003, 5.700%, 9/01/36
2,410	Sacramento Municipal Utility District, California, Electric Revenue Refunding Bonds, Series	8/12 at 100.00	AA+	2,520,932
	2002Q, 5.250%, 8/15/21 – AGM Insured
1,500	Southern California Public Power Authority, California, Milford Wind Corridor Phase I Revenue	No Opt. Call	AA–	1,523,475
	Bonds, Series 2010-1, 5.000%, 7/01/28
4,000	Southern California Public Power Authority, Revenue Bonds, Magnolia Power Project, Series	7/13 at 100.00	AA–	4,236,640
	2003-1A, 5.000%, 7/01/20 – AMBAC Insured
4,250	Southern California Public Power Authority, Revenue Bonds, Multiple Projects, Series 1989,	No Opt. Call	A+	4,340,610
	6.750%, 7/01/11
24,090	Total Utilities			22,716,692
	Water and Sewer – 8.6% (5.3% of Total Investments)
5,525	California Statewide Community Development Authority, Water and Wastewater Revenue Bonds,	10/13 at 101.00	AA+	5,692,905
	Pooled Financing Program, Series 2004A, 5.250%, 10/01/24 – AGM Insured
1,600	Eastern Municipal Water District, California, Water and Sewerage System Revenue Certificates	7/18 at 100.00	AA+	1,629,488
	of Participation, Tender Option Bond Trust 3220, 14.512%, 7/01/28 (IF)
	Goleta Water District, California, Certificates of Participation Revenue Bonds, Series 2003:
480	5.250%, 12/01/20	12/13 at 100.00	A	509,597
695	5.250%, 12/01/21	12/13 at 100.00	A	721,890
1,205	5.250%, 12/01/22 – NPFG Insured	12/13 at 100.00	A	1,242,114
850	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006,	4/16 at 100.00	AA–	787,049
	5.000%, 4/01/36 – NPFG Insured
1,250	Indio Water Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 4/01/31 –	4/16 at 100.00	A+	1,166,588
	AMBAC Insured
670	Metropolitan Water District of Southern California, Waterworks Revenue Bonds, Tender Option	7/19 at 100.00	AAA	692,566
	Bond Trust 09-8B, 17.258%, 7/01/35 (IF)
9,370	San Diego Public Facilities Financing Authority, California, Sewerage Revenue Bonds, Refunding	5/20 at 100.00	Aa3	9,765,320
	Series 2010A, 5.250%, 5/15/27

Nuveen Investments 63

Nuveen California Quality Income Municipal Fund, Inc. (continued)
NUC	Portfolio of Investments February 28, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Turlock Public Finance Authority, California, Sewerage Revenue Bonds, Series 2003A:
$ 1,565	5.000%, 9/15/19 – FGIC Insured	9/13 at 100.00	AA	$ 1,671,670
1,650	5.000%, 9/15/20 – FGIC Insured	9/13 at 100.00	AA	1,746,959
24,860	Total Water and Sewer			25,626,146
$ 538,326	Total Investments (cost $488,707,353) – 160.2%			480,022,641
	Floating Rate Obligations – (10.2)%			(30,440,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (52.8)% (6)			(158,100,000)
	Other Assets Less Liabilities – 2.8%			8,125,860
	Net Assets Applicable to Common Shares – 100%			$ 299,608,501

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”),
Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are
considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.9%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information
and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements

64 Nuveen Investments

Statement of
Assets & Liabilities
		February 28, 2011

	California	California	California	California
	Value	Value 2	Performance Plus	Opportunity
	(NCA)	(NCB)	(NCP)	(NCO)
Assets
Investments, at value (cost $238,702,258, $45,597,564, $272,384,763 and
$166,236,110, respectively)	$230,837,984	$47,393,956	$257,013,656	$155,184,529
Cash	932,481	1,169,012	—	675,221
Receivables:
Interest	2,883,555	669,913	4,446,176	2,285,586
Investments sold	837,371	—	976,046	—
Deferred offering costs	—	—	605,820	899,555
Other assets	19,457	319	83,417	45,326
Total assets	235,510,848	49,233,200	263,125,115	159,090,217
Liabilities
Cash overdraft	—	—	792,474	—
Floating rate obligations	4,490,000	—	10,135,000	4,285,000
Unrealized depreciation on forward swaps	—	70,962	—	8,281
Payables:
Investments purchased	996,793	—	1,196,152	—
Common share dividends	874,116	180,170	849,844	581,518
Offering costs	—	—	326,509	364,586
Variable Rate Demand Preferred (VRDP) shares, at liquidation value	—	—	81,000,000	49,800,000
Accrued expenses:
Management fees	102,775	24,157	125,928	77,972
Other	98,804	21,990	99,104	42,791
Total liabilities	6,562,488	297,279	94,525,011	55,160,148
Net assets applicable to Common shares	$228,948,360	$48,935,921	$168,600,104	$103,930,069
Common shares outstanding	25,253,681	3,287,900	12,937,442	8,143,348
Net asset value per Common share outstanding (net assets applicable
to Common shares, divided by Common shares outstanding)	$9.07	$14.88	$13.03	$12.76
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$252,537	$32,879	$129,374	$81,433
Paid-in surplus	237,696,722	46,967,862	181,046,956	113,618,627
Undistributed (Over-distribution of) net investment income	1,071,215	167,557	3,981,392	1,943,611
Accumulated net realized gain (loss)	(2,207,840)	42,193	(1,186,511)	(653,740)
Net unrealized appreciation (depreciation)	(7,864,274)	1,725,430	(15,371,107)	(11,059,862)
Net assets applicable to Common shares	$228,948,360	$48,935,921	$168,600,104	$103,930,069
Authorized shares:
Common	250,000,000	Unlimited	200,000,000	200,000,000
Auction Rate Preferred (ARPS)	N/A	N/A	1,000,000	1,000,000
Variable Rate Demand Preferred	—	—	Unlimited	Unlimited
N/A – Fund is not authorized to issue ARPS.

See accompanying notes to financial statements.

Nuveen Investments 65

Statement of
Assets & Liabilities (continued)
	February 28, 2011

	California	California	California
	Investment Quality	Select Quality	Quality Income
	(NQC)	(NVC)	(NUC)
Assets
Investments, at value (cost $296,212,286, $499,320,555,
and $488,707,353, respectively)	$283,146,577	$475,320,542	$480,022,641
Cash	361,423	—	—
Receivables:
Interest	4,780,098	7,563,610	7,372,225
Investments sold	1,034,194	6,887,341	3,225,000
Deferred offering costs	645,546	822,405	820,440
Other assets	94,700	161,934	159,808
Total assets	290,062,538	490,755,832	491,600,114
Liabilities
Cash overdraft	—	2,713,253	1,188,553
Floating rate obligations	14,230,000	17,560,000	30,440,000
Unrealized depreciation on forward swaps	—	—	—
Payables:
Investments purchased	1,265,928	6,603,756	—
Common share dividends	931,967	1,690,966	1,617,682
Offering costs	322,378	265,271	263,353
Variable Rate Demand Preferred (VRDP) shares, at liquidation value	95,600,000	158,900,000	158,100,000
Accrued expenses:
Management fees	136,693	228,531	226,345
Other	101,268	246,155	155,680
Total liabilities	112,588,234	188,207,932	191,991,613
Net assets applicable to Common shares	$177,474,304	$302,547,900	$299,608,501
Common shares outstanding	13,580,232	23,120,632	22,002,860
Net asset value per Common share outstanding (net assets applicable
to Common shares, divided by Common shares outstanding)	$13.07	$13.09	$13.62
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$135,802	$231,206	$220,029
Paid-in surplus	189,866,828	322,901,637	306,977,515
Undistributed (Over-distribution of) net investment income	4,007,554	6,084,479	6,110,943
Accumulated net realized gain (loss)	(3,470,171)	(2,669,409)	(5,015,274)
Net unrealized appreciation (depreciation)	(13,065,709)	(24,000,013)	(8,684,712)
Net assets applicable to Common shares	$177,474,304	$302,547,900	$299,608,501
Authorized shares:
Common	200,000,000	200,000,000	200,000,000
Auction Rate Preferred	1,000,000	1,000,000	1,000,000
Variable Rate Demand Preferred	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

66 Nuveen Investments

Statement of
Operations
		Year Ended February 28, 2011

	California	California	California	California
	Value	Value 2	Performance Plus	Opportunity
	(NCA)	(NCB)	(NCP)	(NCO)
Investment Income	$13,380,068	$3,133,455	$15,287,435	$9,735,431
Expenses
Management fees	1,352,508	336,164	1,743,972	1,095,538
Auction fees	—	—	113,994	53,600
Dividend disbursing agent fees	—	—	31,753	3,370
Shareholders’ servicing agent fees and expenses	26,569	220	15,336	9,378
Interest expense and amortization of offering costs	29,423	—	165,992	256,108
Liquidity fees on VRDP	—	—	128,904	478,991
Custodian’s fees and expenses	48,270	13,758	61,595	35,909
Directors’/Trustees’ fees and expenses	5,506	1,183	6,871	4,313
Professional fees	20,742	3,112	25,947	16,905
Shareholders’ reports - printing and mailing expenses	58,619	9,161	43,517	30,431
Stock exchange listing fees	9,061	470	9,068	9,068
Investor relations expense	—	3,031	—	—
Other expenses	6,294	6,503	28,537	22,107
Total expenses before custodian fee credit	1,556,992	373,602	2,375,486	2,015,718
Custodian fee credit	(674)	(156)	(2,000)	(1,093)
Net expenses	1,556,318	373,446	2,373,486	2,014,625
Net investment income	11,823,750	2,760,009	12,913,949	7,720,806
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from Investments	2,601,292	65,866	1,262,011	499,996
Change in net unrealized appreciation (depreciation) of:
Investments	(14,488,520)	(2,758,992)	(15,695,477)	(11,772,963)
Forward swaps	—	(70,962)	—	(8,281)
Net realized and unrealized gain (loss)	(11,887,228)	(2,764,088)	(14,433,466)	(11,281,248)
Distributions to Auction Rate Preferred Shareholders
From net investment income	N/A	N/A	(296,506)	(29,284)
Decrease in net assets applicable to Common shares from distributions
to Auction Rate Preferred shareholders	N/A	N/A	(296,506)	(29,284)
Net increase (decrease) in net assets applicable to Common Shares
from operations	$(63,478)	$(4,079)	$(1,816,023)	$(3,589,726)
N/A – Fund is not authorized to issue ARPS.

See accompanying notes to financial statements.

Nuveen Investments 67

Statement of
Operations (continued)
	Year Ended February 28, 2011

	California	California	California
	Investment Quality	Select Quality	Quality Income
	(NQC)	(NVC)	(NUC)
Investment Income	$16,250,545	$28,493,159	$27,765,917
Expenses
Management fees	1,891,297	3,183,179	3,124,774
Auction fees	134,385	196,415	198,557
Dividend disbursing agent fees	23,370	24,247	35,863
Shareholders’ servicing agent fees and expenses	13,955	18,996	17,583
Interest expense and amortization of offering costs	205,465	599,569	685,746
Liquidity fees on VRDP	152,138	654,102	650,808
Custodian’s fees and expenses	56,852	87,103	86,649
Directors’/Trustees’ fees and expenses	7,500	12,726	12,506
Professional fees	27,341	39,621	38,699
Shareholders’ reports - printing and mailing expenses	47,147	71,416	66,343
Stock exchange listing fees	9,068	9,068	9,068
Investor relations expense	—	—	—
Other expenses	28,567	27,022	28,935
Total expenses before custodian fee credit	2,597,085	4,923,464	4,955,531
Custodian fee credit	(746)	(2,982)	(3,422)
Net expenses	2,596,339	4,920,482	4,952,109
Net investment income	13,654,206	23,572,677	22,813,808
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from Investments	848,132	(839,537)	631,948
Change in net unrealized appreciation (depreciation) of:
Investments	(15,218,308)	(27,451,914)	(23,075,034)
Forward swaps	—	—	—
Net realized and unrealized gain (loss)	(14,370,176)	(28,291,451)	(22,443,086)
Distributions to Auction Rate Preferred Shareholders
From net investment income	(348,436)	(429,405)	(353,064)
Decrease in net assets applicable to Common shares from distributions
to Auction Rate Preferred shareholders	(348,436)	(429,405)	(353,064)
Net increase (decrease) in net assets applicable to Common Shares
from operations	$(1,064,406)	$(5,148,179)	$17,658

See accompanying notes to financial statements.

68 Nuveen Investments

Statement of
Changes in Net Assets

	California Value (NCA)		California Value 2 (NCB)		California Performance Plus (NCP)
				For the period
				4/28/09
	Year	Year	Year	(commencement	Year	Year
	Ended	Ended	Ended	of operations)	Ended	Ended
	2/28/11	2/28/10	2/28/11	through 2/28/10	2/28/11	2/28/10
Operations
Net investment income	$11,823,750	$11,751,965	$2,760,009	$2,121,225	$12,913,949	$13,184,230
Net realized gain (loss) from investments	2,601,292	1,017,603	65,866	67,937	1,262,011	357,009
Change in net unrealized appreciation
(depreciation) of:
Investments	(14,488,520)	15,395,716	(2,758,992)	4,555,384	(15,695,477)	15,923,229
Forward swaps	—	—	(70,962)	—	—	—
Distributions to Auction Rate
Preferred Shareholders:
From net investment income	N/A	N/A	N/A	N/A	(296,506)	(439,030)
From accumulated net realized gains	N/A	N/A	N/A	N/A	—	(67,799)
Net increase (decrease) in net assets
applicable to Common shares
from operations	(63,478)	28,165,284	(4,079)	6,744,546	(1,816,023)	28,957,639
Distributions to Common Shareholders
From net investment income	(11,586,390)	(11,515,679)	(2,697,722)	(2,015,504)	(11,643,699)	(10,377,364)
From accumulated net realized gains	—	—	(23,673)	(68,388)	—	—
Decrease in net assets applicable
to Common shares from
distributions to Common
shareholders	(11,586,390)	(11,515,679)	(2,721,395)	(2,083,892)	(11,643,699)	(10,377,364)
Capital Share Transactions
Common shares:
Proceeds from sale of shares,
net of offering costs	—	—	—	46,900,466	—	—
Net proceeds from shares
issued to shareholders due to
reinvestment of distributions	—	—	—	—	—	—
Repurchased and retired	—	—	—	—	—	(143,637)
Net increase (decrease) in net assets
applicable to Common shares from
capital share transactions	—	—	—	46,900,466	—	(143,637)
Net increase (decrease) in net assets
applicable to Common shares	(11,649,868)	16,649,605	(2,725,474)	51,561,120	(13,459,722)	18,436,638
Net assets applicable to Common
shares at the beginning of year	240,598,228	223,948,623	51,661,395	100,275	182,059,826	163,623,188
Net assets applicable to Common
shares at the end of year	$228,948,360	$240,598,228	$48,935,921	$51,661,395	$168,600,104	$182,059,826
Undistributed (Over-distribution of)
net investment income at the end
of year	$1,071,215	$834,157	$167,557	$105,270	$3,981,392	$3,012,286
N/A – Fund is not authorized to issue ARPS.

See accompanying notes to financial statements.

Nuveen Investments 69

Statement of
Changes in Net Assets (continued)

	California		California		California
	Opportunity (NCO)		Investment Quality (NQC)		Select Quality (NVC)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	2/28/11	2/28/10	2/28/11	2/28/10	2/28/11	2/28/10
Operations
Net investment income	$7,720,806	$8,415,660	$13,654,206	$14,063,646	$23,572,677	$24,828,444
Net realized gain (loss) from investments	499,996	83,280	848,132	(588,474)	(839,537)	458,391
Change in net unrealized appreciation
(depreciation) of:
Investments	(11,772,963)	8,361,257	(15,218,308)	17,487,316	(27,451,914)	31,713,934
Forward swaps	(8,281)	—	—	—	—	—
Distributions to Auction Rate
Preferred Shareholders:
From net investment income	(29,284)	(269,084)	(348,436)	(336,724)	(429,405)	(559,094)
From accumulated net realized gains	—	—	—	(266,062)	—	(450,876)
Net increase (decrease) in net assets
applicable to Common shares
from operations	(3,589,726)	16,591,113	(1,064,406)	30,359,702	(5,148,179)	55,990,799
Distributions to Common Shareholders
From net investment income	(7,548,884)	(6,816,511)	(12,344,432)	(11,312,334)	(22,317,187)	(20,248,590)
From accumulated net realized gains	—	—	—	—	—	—
Decrease in net assets applicable
to Common shares from
distributions to Common
shareholders	(7,548,884)	(6,816,511)	(12,344,432)	(11,312,334)	(22,317,187)	(20,248,590)
Capital Share Transactions
Common shares:
Proceeds from sale of shares,
net of offering costs	—	—	—	—	—	—
Net proceeds from shares
issued to shareholders due to
reinvestment of distributions	—	—	—	—	469,508	—
Repurchased and retired	—	(187,479)	—	—	—	(217,271)
Net increase (decrease) in net assets
applicable to Common shares from
capital share transactions	—	(187,479)	—	—	469,508	(217,271)
Net increase (decrease) in net assets
applicable to Common shares	(11,138,610)	9,587,123	(13,408,838)	19,047,368	(26,995,858)	35,524,938
Net assets applicable to Common
shares at the beginning of year	115,068,679	105,481,556	190,883,142	171,835,774	329,543,758	294,018,820
Net assets applicable to Common
shares at the end of year	$103,930,069	$115,068,679	$177,474,304	$190,883,142	$302,547,900	$329,543,758
Undistributed (Over-distribution of)
net investment income at the end
of year	$1,943,611	$1,781,031	$4,007,554	$3,076,239	$6,084,479	$5,258,667

See accompanying notes to financial statements.

70 Nuveen Investments

	California
	Quality Income (NUC)
	Year	Year
	Ended	Ended
	2/28/11	2/28/10
Operations
Net investment income	$22,813,808	$24,193,828
Net realized gain (loss) from investments	631,948	(2,447,353)
Change in net unrealized appreciation
(depreciation) of:
Investments	(23,075,034)	27,271,874
Forward swaps	—	—
Distributions to Auction Rate
Preferred Shareholders:
From net investment income	(353,064)	(557,978)
From accumulated net realized gains	—	(474,141)
Net increase (decrease) in net assets
applicable to Common shares
from operations	17,658	47,986,230
Distributions to Common Shareholders
From net investment income	(21,311,683)	(19,562,281)
From accumulated net realized gains	—	—
Decrease in net assets applicable
to Common shares from
distributions to Common
shareholders	(21,311,683)	(19,562,281)
Capital Share Transactions
Common shares:
Proceeds from sale of shares,
net of offering costs	—	—
Net proceeds from shares
issued to shareholders due to
reinvestment of distributions	341,069	—
Repurchased and retired	—	(235,763)
Net increase (decrease) in net assets
applicable to Common shares
from capital share transactions	341,069	(235,763)
Net increase (decrease) in net assets
applicable to Common shares	(20,952,956)	28,188,186
Net assets applicable to Common
shares at the beginning of year	320,561,457	292,373,271
Net assets applicable to Common
shares at the end of year	$299,608,501	$320,561,457
Undistributed (Over-distribution of)
net investment income at the end
of year	$6,110,943	$4,947,440

See accompanying notes to financial statements.

Nuveen Investments 71

Statement of
Cash Flows

	Year Ended February 28, 2011

	California	California	California
	Performance Plus	Opportunity	Investment Quality
	(NCP)	(NCO)	(NQC)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(1,816,023)	$(3,589,726)	$(1,064,406)
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(39,205,415)	(30,059,161)	(47,740,610)
Proceeds from sales and maturities of investments	47,842,522	30,543,504	47,280,423
Amortization (Accretion) of premiums and discounts, net	(333,812)	(751,316)	(533,911)
(Increase) Decrease in:
Receivable for interest	182,483	11,319	139,216
Receivable for investments sold	(976,046)	—	(1,034,194)
Other assets	(11,459)	(19,587)	(28,051)
Increase (Decrease) in:
Payable for Auction Rate Preferred share dividends	(5,048)	(2,101)	(5,229)
Payable for investments purchased	(1,280,137)	—	1,265,928
Accrued management fees	(8,847)	(6,541)	(8,878)
Accrued other expenses	(28,668)	(32,400)	(27,549)
Net realized (gain) loss from investments	(1,262,011)	(499,996)	(848,132)
Change in net unrealized (appreciation) depreciation of investments	15,695,477	11,772,963	15,218,308
Change in net unrealized (appreciation) depreciation of forward swaps	—	8,281	—
Taxes paid on undistributed capital gains	(935)	—	(448)
Net cash provided by (used in) operating activities	18,792,081	7,375,239	12,612,467
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	(605,820)	(899,555)	(645,546)
Increase (Decrease) in:
Cash overdraft balance	223,027	—	(302,956)
Floating rate obligations	3,030,000	—	—
Payable for offering costs	326,509	364,586	322,378
VRDP shares, at liquidation value	81,000,000	49,800,000	95,600,000
ARPS, at liquidation value	(91,175,000)	(48,775,000)	(94,925,000)
Cash distributions paid to Common shareholders	(11,590,797)	(7,522,262)	(12,299,920)
Net cash provided by (used in) financing activities	(18,792,081)	(7,032,231)	(12,251,044)
Net Increase (Decrease) in Cash	—	343,008	361,423
Cash at the beginning year	—	332,213	—
Cash at the End Year	$—	$675,221	$361,423
Supplemental Disclosure of Cash Flow Information
	California	California	California
	Performance Plus	Opportunity	Investment Quality
	(NCP)	(NCO)	(NQC)
Cash paid for interest (excluding amortization of offering costs)	$161,811	$227,663	$201,011

See accompanying notes to financial statements.

72 Nuveen Investments

	California	California
	Select Quality	Quality Income
	(NVC)	(NUC)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(5,148,179)	$17,658
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(85,711,899)	(80,594,681)
Proceeds from sales and maturities of investments	86,067,582	80,365,195
Amortization (Accretion) of premiums and discounts, net	(1,317,891)	(136,030)
(Increase) Decrease in:
Receivable for interest	13,286	291,561
Receivable for investments sold	(6,887,341)	(2,895,000)
Other assets	(39,938)	(49,528)
Increase (Decrease) in:
Payable for Auction Rate Preferred share dividends	(5,522)	(8,476)
Payable for investments purchased	6,603,756	—
Accrued management fees	(16,930)	(14,035)
Accrued other expenses	37,495	(35,592)
Net realized (gain) loss from investments	839,537	(631,948)
Change in net unrealized (appreciation) depreciation of investments	27,451,914	23,075,034
Change in net unrealized (appreciation) depreciation of forward swaps	—	—
Taxes paid on undistributed capital gains	—	(387)
Net cash provided by (used in) operating activities	21,885,870	19,383,771
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	(822,405)	(820,440)
Increase (Decrease) in:
Cash overdraft balance	2,608,548	1,188,553
Floating rate obligations	(3,025,000)	—
Payable for offering costs	265,271	263,353
VRDP shares, at liquidation value	158,900,000	158,100,000
ARPS, at liquidation value	(158,025,000)	(157,225,000)
Cash distributions paid to Common shareholders	(21,787,284)	(20,933,033)
Net cash provided by (used in) financing activities	(21,885,870)	(19,426,567)
Net Increase (Decrease) in Cash	—	(42,796)
Cash at the beginning year	—	42,796
Cash at the End Year	$—	$—
Supplemental Disclosure of Cash Flow Information
	California	California
	Select Quality	Quality Income
	(NVC)	(NUC)
Cash paid for interest (excluding amortization of offering costs)	$584,724	$670,936

Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $469,508 and $341,069 for California Select Quality (NVC) and California Quality Income (NUC), respectively.

See accompanying notes to financial statements.

Nuveen Investments 73

Financial

Highlights

Selected data for a Common share outstanding throughout each period:

		Investment Operations			Less Distributions
					Net			Discount
	Beginning				Investment	Capital		from		Ending
	Common		Net		Income to	Gains to		Common		Common
	Share	Net	Realized/		Common	Common		Shares		Share	Ending
	Net Asset	Investment	Unrealized		Share-	Share-		Repurchased	Offering	Net Asset	Market
	Value	Income	Gain (Loss)	Total	holders	holders	Total	and Retired	Costs	Value	Value
California Value (NCA)
Year Ended 2/28:
2011	$9.53	$.47	$(.47)	$—	$(.46)	$—	$(.46)	$—	$—	$9.07	$8.36
2010	8.87	.47	.65	1.12	(.46)	—	(.46)	—	—	9.53	9.00
2009(d)	9.70	.23	(.70)	(.47)	(.23)	(.13)	(.36)	—	—	8.87	8.39
Year Ended 8/31:
2008	9.87	.47	(.18)	.29	(.44)	(.02)	(.46)	—	—	9.70	9.63
2007	10.14	.45	(.23)	.22	(.46)	(.03)	(.49)	—	—	9.87	9.65
2006	10.33	.46	(.13)	.33	(.46)	(.06)	(.52)	—	—	10.14	9.67

California Value 2 (NCB)
Year Ended 2/28:
2011	15.71	.84	(.84)	—	(.82)	(.01)	(.83)	—	—	14.88	13.65
2010(e)	14.33	.65	1.40	2.05	(.62)	(.02)	(.64)	—	(.03)	15.71	14.61

74 Nuveen Investments

					Ratios/Supplemental Data
			Ratios to Average Net Assets
Total Returns			Applicable to Common Shares(b)
	Based	Ending
	on	Net
Based	Common	Assets
on	Share Net	Applicable	Expenses		Expenses		Net		Portfolio
Market	Asset	to Common	Including		Excluding		Investment		Turnover
Value(a)	Value(a)	Shares (000)	Interest(c)		Interest		Income		Rate
(2.32)%	(.13)%	$228,948	.65%		.64%		4.92%		14%
12.83	12.85	240,598	.68		.67		5.03		6
(9.08)	(4.73)	223,949	.72	*	.70	*	5.30	*	12
4.70	2.94	244,985	.69		.65		4.71		22
4.74	2.11	249,022	.65		.62		4.49		8
2.85	3.34	255,868	.64		.64		4.51		20

(1.25)	(.17)	48,936	.72		.72		5.35		5
1.80	14.34	51,661	.77	*	.77	*	5.13	*	10

(a)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(c)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.

(d)	For the six months ended February 28, 2009.
(e)	For the period April 28, 2009 (commencement of operations) through February 28, 2010.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments 75

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
				Distributions	Distributions
				from Net	from
				Investment	Capital		Net			Discount
	Beginning			Income to	Gains to		Investment	Capital		from		Ending
	Common		Net	Auction Rate	Auction Rate		Income to	Gains to		Common		Common
	Share	Net	Realized/	Preferred	Preferred		Common	Common		Shares		Share	Ending
	Net Asset	Investment	Unrealized	Share-	Share-		Share-	Share-		Repurchased		Net Asset	Market
	Value	Income	Gain (Loss)	holders(a)	holders(a)	Total	holders	holders	Total	and Retired		Value	Value
California Performance Plus (NCP)
Year Ended 2/28:
2011	$14.07	$1.00	$(1.12)	$(.02)	$—	$(.14)	$(.90)	$—	$(.90)	$—		$13.03	$12.43
2010	12.63	1.02	1.26	(.03)	(.01)	2.24	(.80)	—	(.80)	—	**	14.07	12.59
2009(f)	14.19	.48	(1.45)	(.12)	(.03)	(1.12)	(.35)	(.09)	(.44)	—	**	12.63	10.87
Year Ended 8/31:
2008	14.77	.98	(.52)	(.25)	(.03)	.18	(.69)	(.07)	(.76)	—		14.19	12.70
2007	15.45	.96	(.60)	(.26)	(.02)	.08	(.71)	(.05)	(.76)	—		14.77	14.07
2006	15.79	.96	(.29)	(.23)	—	.44	(.78)	—	(.78)	—		15.45	14.36

California Opportunity (NCO)
Year Ended 2/28:
2011	14.13	.95	(1.39)	— **	—	(.44)	(.93)	—	(.93)	—		12.76	12.42
2010	12.92	1.03	1.05	(.03)	—	2.05	(.84)	—	(.84)	—	**	14.13	12.94
2009(f)	14.32	.50	(1.36)	(.12)	(.02)	(1.00)	(.35)	(.05)	(.40)	—	**	12.92	10.77
Year Ended 8/31:
2008	14.90	1.01	(.52)	(.26)	(.03)	.20	(.71)	(.07)	(.78)	—		14.32	12.85
2007	15.67	.99	(.68)	(.28)	—	.03	(.80)	—	(.80)	—		14.90	14.36
2006	16.14	1.00	(.41)	(.22)	—	.37	(.84)	—	(.84)	—		15.67	15.36

	Auction Rate Preferred Shares			Variable Rate Demand Preferred Shares
	at End of Period			at End of Period
	Aggregate			Aggregate
	Amount	Liquidation	Asset	Amount	Liquidation	Asset
	Outstanding	Value	Coverage	Outstanding	Value	Coverage
	(000)	Per Share	Per Share	(000)	Per Share	Per Share
California Performance Plus (NCP)
Year Ended 2/28:
2011	$—	$—	$—	$81,000	$100,000	$308,148
2010	91,175	25,000	74,920	—	—	—
2009(f)	91,175	25,000	69,865	—	—	—
Year Ended 8/31:
2008	105,075	25,000	68,765	—	—	—
2007	106,000	25,000	70,157	—	—	—
2006	106,000	25,000	72,255	—	—	—

California Opportunity (NCO)
Year Ended 2/28:
2011	—	—	—	49,800	100,000	308,695
2010	48,775	25,000	83,979	—	—	—
2009(f)	58,900	25,000	69,771	—	—	—
Year Ended 8/31:
2008	68,000	25,000	68,002	—	—	—
2007	68,000	25,000	69,753	—	—	—
2006	68,000	25,000	71,982	—	—	—

76 Nuveen Investments

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Total Returns			Applicable to Common Shares(c)(d)
	Based	Ending
	on	Net
Based	Common	Assets
on	Share Net	Applicable	Expenses		Expenses		Net		Portfolio
Market	Asset	to Common	Including		Excluding		Investment		Turnover
Value(b)	Value(b)	Shares (000)	Interest(e)		Interest		Income		Rate
5.61%	(1.26)%	$168,600	1.31%		1.22%		7.11%		15%
23.76	18.20	182,060	1.25		1.22		7.58		3
(10.58)	(7.75)	163,623	1.40	*	1.34	*	7.72	*	6
(4.41)	1.23	183,943	1.33		1.26		6.73		11
3.21	.49	191,466	1.30		1.22		6.28		18
4.42	2.97	200,359	1.23		1.23		6.28		11

2.82	(3.51)	103,930	1.77		1.57		6.77		18
28.54	16.25	115,069	1.26		1.22		7.59		5
(12.83)	(6.85)	105,482	1.48	*	1.44	*	8.00	*	4
(5.15)	1.35	116,964	1.36		1.28		6.84		8
(1.62)	.07	121,728	1.31		1.26		6.37		10
4.02	2.47	127,792	1.26		1.26		6.43		18

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or Variable Rate Demand Preferred shares, where applicable.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)
The expense ratios reflect, among other things, payments to Variable Rate Demand Preferred shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively.

(f)	For the six months ended February 28, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments 77

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
				Distributions	Distributions
				from Net	from
				Investment	Capital		Net			Discount
	Beginning			Income to	Gains to		Investment	Capital		from		Ending
	Common		Net	Auction Rate	Auction Rate		Income to	Gains to		Common		Common
	Share	Net	Realized/	Preferred	Preferred		Common	Common		Shares		Share	Ending
	Net Asset	Investment	Unrealized	Share-	Share-		Share-	Share-		Repurchased		Net Asset	Market
	Value	Income	Gain (Loss)	holders(a)	holders(a)	Total	holders	holders	Total	and Retired		Value	Value
California Investment Quality (NQC)
Year Ended 2/28:
2011	$14.06	$1.01	$(1.06)	$(.03)	$—	$(.08)	$(.91)	$—	$(.91)	$—		$13.07	$12.41
2010	12.65	1.04	1.24	(.02)	(.02)	2.24	(.83)	—	(.83)	—		14.06	12.84
2009(f)	14.34	.49	(1.50)	(.11)	(.02)	(1.14)	(.36)	(.19)	(.55)	—		12.65	11.09
Year Ended 8/31:
2008	14.81	1.00	(.47)	(.27)	— **	.26	(.72)	(.01)	(.73)	—		14.34	13.08
2007	15.48	.97	(.59)	(.26)	(.02)	.10	(.70)	(.07)	(.77)	—		14.81	13.74
2006	15.86	.96	(.24)	(.23)	(.01)	.48	(.80)	(.06)	(.86)	—		15.48	14.63

California Select Quality (NVC)
Year Ended 2/28:
2011	14.27	1.02	(1.21)	(.02)	—	(.21)	(.97)	—	(.97)	—		13.09	12.65
2010	12.72	1.07	1.40	(.02)	(.02)	2.43	(.88)	—	(.88)	—	**	14.27	13.61
2009(f)	14.31	.50	(1.41)	(.11)	(.03)	(1.05)	(.36)	(.18)	(.54)	—	**	12.72	10.78
Year Ended 8/31:
2008	14.75	1.01	(.42)	(.26)	(.02)	.31	(.70)	(.05)	(.75)	—		14.31	12.88
2007	15.49	.98	(.64)	(.27)	(.01)	.06	(.75)	(.05)	(.80)	—		14.75	13.97
2006	15.98	.99	(.27)	(.22)	(.02)	.48	(.85)	(.12)	(.97)	—		15.49	15.25

	Auction Rate Preferred Shares			Variable Rate Demand Preferred Shares
	at End of Period			at End of Period
	Aggregate			Aggregate
	Amount	Liquidation	Asset	Amount	Liquidation	Asset
	Outstanding	Value	Coverage	Outstanding	Value	Coverage
	(000)	Per Share	Per Share	(000)	Per Share	Per Share
California Investment Quality (NQC)
Year Ended 2/28:
2011	$—	$—	$—	$95,600	$100,000	$285,643
2010	94,925	25,000	75,272	—	—	—
2009(f)	94,925	25,000	70,256	—	—	—
Year Ended 8/31:
2008	108,650	25,000	69,816	—	—	—
2007	112,000	25,000	69,881	—	—	—
2006	112,000	25,000	71,929	—	—	—

California Select Quality (NVC)
Year Ended 2/28:
2011	—	—	—	158,900	100,000	290,401
2010	158,025	25,000	77,135	—	—	—
2009(f)	164,150	25,000	69,779	—	—	—
Year Ended 8/31:
2008	176,375	25,000	71,905	—	—	—
2007	192,000	25,000	69,414	—	—	—
2006	192,000	25,000	71,632	—	—	—

78 Nuveen Investments

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Total Returns			Applicable to Common Shares(c)(d)
	Based	Ending
	on	Net
Based	Common	Assets
on	Share Net	Applicable	Expenses		Expenses		Net		Portfolio
Market	Asset	to Common	Including		Excluding		Investment		Turnover
Value(b)	Value(b)	Shares (000)	Interest(e)		Interest		Income		Rate
3.41%	(.84)%	$177,474	1.36%		1.26%		7.15%		16%
23.89	18.21	190,883	1.29		1.23		7.72		11
(10.59)	(7.70)	171,836	1.47	*	1.30	*	7.87	*	6
.53	1.78	194,772	1.39		1.24		6.77		15
(1.03)	.57	201,067	1.34		1.22		6.32		12
2.73	3.21	210,242	1.22		1.22		6.28		11

(.41)	(1.82)	302,548	1.50		1.32		7.18		17
35.21	19.60	329,544	1.24		1.19		7.91		10
(11.80)	(7.09)	294,019	1.39	*	1.28	*	8.08	*	6
(2.52)	2.07	330,915	1.32		1.22		6.90		13
(3.40)	.29	341,102	1.28		1.19		6.36		16
3.63	3.21	358,131	1.20		1.20		6.38		16

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or Variable Rate Demand Preferred shares, where applicable.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)
The expense ratios reflect, among other things, payments to Variable Rate Demand Preferred Shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively.

(f)	For the six months ended February 28, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments 79

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
				Distributions	Distributions
				from Net	from
				Investment	Capital		Net			Discount
	Beginning			Income to	Gains to		Investment	Capital		from		Ending
	Common		Net	Auction Rate	Auction Rate		Income to	Gains to		Common		Common
	Share	Net	Realized/	Preferred	Preferred		Common	Common		Shares		Share	Ending
	Net Asset	Investment	Unrealized	Share-	Share-		Share-	Share-		Repurchased		Net Asset	Market
	Value	Income	Gain (Loss)	holders(a)	holders(a)	Total	holders	holders	Total	and Retired		Value	Value
California Quality Income (NUC)
Year Ended 2/28:
2011	$14.58	$1.04	$(1.01)	$(.02)	$—	$.01	$(.97)	$—	$(.97)	$—		$13.62	$12.92
2010	13.29	1.10	1.13	(.03)	(.02)	2.18	(.89)	—	(.89)	—	**	14.58	13.64
2009(f)	14.73	.52	(1.28)	(.12)	(.03)	(.91)	(.37)	(.16)	(.53)	—	**	13.29	11.21

Year Ended 8/31:
2008	14.93	1.04	(.23)	(.29)	—	.52	(.72)	—	(.72)	—		14.73	13.08
2007	15.60	1.01	(.59)	(.28)	(.01)	.13	(.77)	(.03)	(.80)	—		14.93	14.08
2006	16.03	1.02	(.35)	(.23)	— **	.44	(.84)	(.03)	(.87)	—		15.60	15.28

	Auction Rate Preferred Shares			Variable Rate Demand Preferred Shares
	at End of Period			at End of Period
	Aggregate			Aggregate
	Amount	Liquidation	Asset	Amount	Liquidation	Asset
	Outstanding	Value	Coverage	Outstanding	Value	Coverage
	(000)	Per Share	Per Share	(000)	Per Share	Per Share
California Quality Income (NUC)
Year Ended 2/28:
2011	$—	$—	$—	$158,100	$100,000	$289,506
2010	157,225	25,000	75,972	—	—	—
2009(f)	165,025	25,000	69,292	—	—	—
Year Ended 8/31:
2008	176,900	25,000	70,839	—	—	—
2007	185,000	25,000	69,427	—	—	—
2006	185,000	25,000	71,364	—	—	—

80 Nuveen Investments

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Total Returns			Applicable to Common Shares(c)(d)
	Based	Ending
	on	Net
Based	Common	Assets
on	Share Net	Applicable	Expenses		Expenses		Net		Portfolio
Market	Asset	to Common	Including		Excluding		Investment		Turnover
Value(b)	Value(b)	Shares (000)	Interest(e)		Interest		Income		Rate
1.41%	(.17)%	$299,609	1.55%		1.34%		7.12%		16%
30.22	16.84	320,561	1.26		1.20		7.85		11
(9.94)	(5.94)	292,373	1.37	*	1.27	*	8.00	*	6
(2.12)	3.51	324,354	1.33		1.23		6.93		10
(2.92)	.74	328,756	1.28		1.20		6.51		16
2.90	2.96	343,096	1.21		1.21		6.54		12

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or Variable Rate Demand Preferred shares, where applicable.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)
The expense ratios reflect, among other things, payments to Variable Rate Demand Preferred Shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively.

(f)	For the six months ended February 28, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments 81

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen California Municipal Value Fund, Inc. (NCA), Nuveen California Municipal Value Fund 2 (NCB), Nuveen California Performance Plus Municipal Fund, Inc. (NCP), Nuveen California Municipal Market Opportunity Fund, Inc. (NCO), Nuveen California Investment Quality Municipal Fund, Inc. (NQC), Nuveen California Select Quality Municipal Fund, Inc. (NVC) and Nuveen California Quality Income Municipal Fund, Inc. (NUC) (collectively, the “Funds”). Common shares of California Value (NCA), California Performance Plus (NCP), California Opportunity (NCO), California Investment Quality (NQC), California Select Quality (NVC) and California Quality Income (NUC) are traded on the New York Stock Exchange (“NYSE”) while Common shares of California Value 2 (NCB) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, registered investment companies.

Effective January 1, 2011, the Funds’ adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the “Sub-Adviser”), to house its portfolio management capabilities and serve as the Funds’ sub-adviser, and the Funds’ portfolio managers became employees of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of the Funds. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the Funds from each Fund’s management fee.

Prior to the commencement of operations on April 28, 2009, California Value 2 (NCB) had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by the Adviser, and the recording of the organization costs ($15,000) and its reimbursement by Nuveen Investments, LLC (the “Distributor”), also a wholly-owned subsidiary of Nuveen.

Each Fund seeks to provide current income exempt from both regular federal and California state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of California or certain U.S. territories.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds and forward swap contracts are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as

82 Nuveen Investments

may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of an issue of securities would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At February 28, 2011, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares

Each Fund except California Value (NCA) and California Value 2 (NCB) are authorized to issue Auction Rate Preferred Shares (“ARPS”). During the fiscal year ended February 28, 2011, the Funds had outstanding ARPS, $25,000 stated value per share, which approximates market value, as a means of effecting financial leverage. Each Fund’s ARPS was issued in more than one Series. The dividend rate paid by the Funds on each Series was determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and was payable at the end of each rate period.

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the ARPS issued by the Funds than there were offers to buy. This meant that these auctions “failed to clear,” and that many ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. ARPS shareholders unable to sell their shares received distributions at the “maximum rate” applicable to failed auctions as

Nuveen Investments 83

Notes to
Financial Statements (continued)

calculated in accordance with the pre-established terms of the ARPS. As of February 28, 2011, the Funds redeemed all of their outstanding ARPS, at liquidation value, as follows:

	California		California	California	California
	Performance	California	Investment	Select	Quality
	Plus	Opportunity	Quality	Quality	Income
	(NCP)	(NCO)	(NQC)	(NVC)	(NUC)
ARPS redeemed, at liquidation value	$106,000,000	$68,000,000	$112,000,000	$192,000,000	$185,000,000

Variable Rate Demand Preferred Shares

The following Funds have issued and outstanding Series 1 Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. California Performance Plus (NCP), California Opportunity (NCO), California Investment Quality (NQC), California Select Quality (NVC) and California Quality Income (NUC) issued their VRDP Shares in a privately negotiated offering during December 2010, March 2010, December 2010, August 2010 and August 2010, respectively. Proceeds of each Fund’s offering were used to redeem all, or a portion of, each Fund’s outstanding ARPS. The VRDP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. As of February 28, 2011, the number of VRDP Shares outstanding and maturity date for each Fund are as follows:

	California		California	California	California
	Performance	California	Investment	Select	Quality
	Plus	Opportunity	Quality	Quality	Income
	(NCP)	(NCO)	(NQC)	(NVC)	(NUC)
Shares outstanding	810	498	956	1,589	1,581
Maturity	December 1, 2040	March 1, 2040	December 1, 2040	August 1, 2040	August 1, 2040

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value outstanding and annualized dividend rate of VRDP Shares for each Fund during the fiscal year ended February 28, 2011, were as follows:

	California		California	California	California
	Performance	California	Investment	Select	Quality
	Plus*	Opportunity**	Quality*	Quality***	Income***
	(NCP)	(NCO)	(NQC)	(NVC)	(NUC)
Average liquidation value outstanding	81,000,000	49,800,000	95,600,000	158,900,000	158,100,000
Annualized dividend rate	0.53%	0.43%	0.53%	0.53%	0.52%

*	For the period December 16, 2010 (issuance date of shares) through February 28, 2011.
**	For the period March 31, 2010 (issuance date of shares) through February 28, 2011.
***	For the period August 19, 2010 (issuance date of shares) through February 28, 2011.

For financial reporting purposes only, the liquidation value of VRDP Shares is recognized as a liability on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, which is recognized as “Liquidity fees on VRDP” on the Statement of Operations.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that

84 Nuveen Investments

represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the fiscal year ended February 28, 2011, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At February 28, 2011, each Fund’s maximum exposure to externally-deposited Recourse Trusts was as follows:

			California		California	California	California
	California	California	Performance	California	Investment	Select	Quality
	Value	Value 2	Plus	Opportunity	Quality	Quality	Income
	(NCA)	(NCB)	(NCP)	(NCO)	(NQC)	(NVC)	(NUC)
Maximum exposure to Recourse Trusts	$ —	$ —	$9,750,000	$ —	$ —	$15,295,000	$7,815,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the following Funds during the fiscal year ended February 28, 2011, were as follows:

		California		California	California	California
	California	Performance	California	Investment	Select	Quality
	Value	Plus	Opportunity	Quality	Quality	Income
	(NCA)	(NCP)	(NCO)	(NQC)	(NVC)	(NUC)
Average floating rate obligations outstanding	$4,490,000	$9,993,877	$4,285,000	$14,230,000	$20,601,575	$30,440,000
Average annual interest rate and fees	0.66%	0.74%	0.68%	0.68%	0.67%	0.76%

Forward Swap Contracts

Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of a Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on forward swaps” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of forward swaps.”

Nuveen Investments 85

Notes to
Financial Statements (continued)

Each Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from forward swaps.” Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

During the fiscal year ended February 28, 2011, California Value 2 (NCB) and California Opportunity (NCO) entered into forward interest rate swap transactions to broadly reduce the sensitivity of the Funds to movements in U.S. interest rates. The average notional amount of forward interest rate swap contracts outstanding during the fiscal year ended February 28, 2011, was as follows:

	California	California
	Value 2	Opportunity
	(NCB)	(NCO)
Average notional amount of forward interest rate swap contracts outstanding*	$400,000	$600,000

* The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 — Derivative Instruments and Hedging Activities for further details on forward interest rate swap contract activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Organization and Offering Costs

The Distributor has agreed to reimburse all organizational costs ($15,000) and pay all Common share offering costs (other than the sales load) that exceed $.03 per share of California Value 2 (NCB). California Municipal Value 2’s (NCB) share of Common share offering costs ($98,427) were recorded as reductions of the proceeds from the sale of Common shares.

Costs incurred by California Performance Plus (NCP), California Opportunity (NCO), California Investment Quality (NQC), California Select Quality (NVC) and California Quality Income (NUC) in connection with their offerings of VRDP Shares ($610,000, $928,000, $650,000, $837,250 and $835,250, respectively), were recorded as deferred charges which will be amortized over the 30-year life of the shares. Each Fund’s amortized deferred charges are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

86 Nuveen Investments

Indemnifications

Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy or inputs is summarized in the three broad Levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of February 28, 2011:

California Value (NCA)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$230,837,984	$—	$230,837,984
California Value 2 (NCB)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$47,393,956	$—	$47,393,956
Derivatives:
Forward Swaps *	—	(70,962)	—	(70,962)
Total	$—	$47,322,994	$—	$47,322,994
California Performance Plus (NCP)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$257,013,656	$—	$257,013,656
California Opportunity (NCO)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$155,184,529	$—	$155,184,529
Derivatives:
Forward Swaps *	—	(8,281)	—	(8,281)
Total	$—	$155,176,248	$—	$155,176,248
California Investment Quality (NQC)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$283,146,577	$—	$283,146,577
California Select Quality (NVC)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$475,320,542	$—	$475,320,542

Nuveen Investments 87

Notes to
Financial Statements (continued)

California Quality Income (NUC)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$480,022,641	$—	$480,022,641
* Represents net unrealized appreciation (depreciation).

During the fiscal year ended February 28, 2011, the Funds recognized no significant transfers to/from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of February 28, 2011, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure. California Value Fund 2 (NCB) and California Opportunity (NCO) invested in derivative instruments during the fiscal year ended February 28, 2011.

California Value 2 (NCB)
Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Forward Swaps	Unrealized appreciation		Unrealized depreciation
		on forward swaps*	$—	on forward swaps*	$70,962
California Opportunity (NCO)
Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Forward Swaps	Unrealized appreciation		Unrealized depreciation
		on forward swaps*	$—	on forward swaps*	$8,281

* Represents cumulative unrealized appreciation (depreciation) of forward swap contracts as reported in the Portfolio of Investments.

The following table presents the amount of change in net unrealized appreciation (depreciation) recognized for the fiscal year ended February 28, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

	California	California
	Value 2	Opportunity
Change in Net Unrealized Appreciation (Depreciation) of Forward Swaps	(NCB)	(NCO)
Risk Exposure
Interest Rate	$(70,962)	$(8,281)

4. Fund Shares
Common Shares
Transactions in Common shares were as follows:
	California Value (NCA)		California Value 2 (NCB)
For the period
4/28/2009
	Year	Year	Year	(commencement
	Ended	Ended	Ended	of operations)
	2/28/11	2/28/10	2/28/11	2/28/10
Common shares:
Sold*	—	—	—	3,280,900
Issued to shareholders due to
reinvestment of distributions	—	—	—	—
Repurchased and retired	—	—	—	—
Weighted average Common share:
Price per share repurchased and retired	—	—	—	—
Discount per share repurchased and retired	—	—	—	—

*	California Value 2 (NCB) was the only Fund to sell shares of its Common stock during the fiscal year ended February 28, 2010.

88 Nuveen Investments

	California		California
	Performance Plus (NCP)		Opportunity (NCO)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/11	2/28/10	2/28/11	2/28/10
Common shares:
Issued to shareholders due to
reinvestment of distributions	—	—	—	—
Repurchased and retired	—	(13,800)	—	(18,300)
Weighted average Common share:
Price per share repurchased and retired	—	$10.39	—	$10.22
Discount per share repurchased and retired	—	18.88%	—	19.64%

	California		California
	Investment Quality (NQC)		Select Quality (NVC)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/11	2/28/10	2/28/11	2/28/10
Common shares:
Issued to shareholders due to
reinvestment of distributions	—	—	32,162	—
Repurchased and retired	—	—	—	(21,200)
Weighted average Common share:
Price per share repurchased and retired	—	—	—	$10.23
Discount per share repurchased and retired	—	—	—	19.12%

	California
	Quality Income (NUC)
	Year	Year
	Ended	Ended
	2/28/11	2/28/10
Common shares:
Issued to shareholders due to
reinvestment of distributions	22,770	—
Repurchased and retired	—	(22,100)
Weighted average Common share:
Price per share repurchased and retired	—	$10.65
Discount per share repurchased and retired	—	19.10%

Preferred Shares

California Value (NCA) and California Value 2 (NCB) are not authorized to issue ARPS. Transactions in ARPS were as follows:

	California Performance Plus (NCP)
	Year Ended		Year Ended
	2/28/11		2/28/10
	Shares	Amount	Shares	Amount
ARPS redeemed:
Series T	1,548	$38,700,000	—	$—
Series W	551	13,775,000	—	—
Series F	1,548	38,700,000	—	—
Total	3,647	$91,175,000	—	$—

Nuveen Investments 89

Notes to
Financial Statements (continued)
	California Opportunity (NCO)
	Year Ended		Year Ended
	2/28/11		2/28/10
	Shares	Amount	Shares	Amount
ARPS redeemed:
Series W	1,500	$37,500,000	405	$10,125,000
Series F	451	11,275,000	—	—
Total	1,951	$48,775,000	405	$10,125,000

	California Investment Quality (NQC)
	Year Ended		Year Ended
	2/28/11		2/28/10
	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	3,051	$76,275,000	—	$—
Series W	746	18,650,000	—	—
Total	3,797	$94,925,000	—	$—

	California Select Quality (NVC)
	Year Ended		Year Ended
	2/28/11		2/28/10
	Shares	Amount	Shares	Amount
ARPS redeemed:
Series T	1,975	$49,375,000	76	$1,900,000
Series W	1,383	34,575,000	54	1,350,000
Series TH	2,963	74,075,000	115	2,875,000
Total	6,321	$158,025,000	245	$6,125,000

	California Quality Income (NUC)
	Year Ended		Year Ended
	2/28/11		2/28/10
	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	1,189	$29,725,000	60	$1,500,000
Series W	2,550	63,750,000	126	3,150,000
Series F	2,550	63,750,000	126	3,150,000
Total	6,289	$157,225,000	312	$7,800,000

Transactions in VRDP Shares were as follows:

	California Performance Plus (NCP)				California Opportunity (NCO)
	Year Ended		Year Ended		Year Ended		Year Ended
	2/28/11		2/28/10		2/28/11		2/28/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
VRDP Shares issued:
Series 1	810	$81,000,000	—	$ —	498	$49,800,000	—	$ —

90 Nuveen Investments

	California Investment Quality (NQC)				California Select Quality (NVC)
	Year Ended		Year Ended		Year Ended		Year Ended
	2/28/11		2/28/10		2/28/11		2/28/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
VRDP Shares issued:
Series 1	956	$95,600,000	—	$ —	1,589	$158,900,000	—	$ —

California Quality Income (NUC)
					Year Ended		Year Ended
					2/28/11		2/28/10
					Shares	Amount	Shares	Amount
VRDP Shares issued:
Series 1					1,581	$158,100,000	—	$ —

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended February 28, 2011, were as follows:

			California		California	California	California
	California	California	Performance	California	Investment	Select	Quality
	Value	Value 2	Plus	Opportunity	Quality	Quality	Income
	(NCA)	(NCB)	(NCP)	(NCO)	(NQC)	(NVC)	(NUC)
Purchases	$35,042,123	$2,427,808	$39,205,415	$30,059,161	$47,740,610	$85,711,899	$80,594,681
Sales and maturities	35,639,264	3,492,643	47,842,522	30,543,504	47,280,423	86,067,582	80,365,195

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At February 28, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

			California
	California	California	Performance	California
	Value	Value 2	Plus	Opportunity
	(NCA)	(NCB)	(NCP)	(NCO)
Cost of investments	$234,225,493	$45,401,861	$261,897,185	$161,888,145
Gross unrealized:
Appreciation	$8,111,413	$2,483,504	$5,774,262	$3,413,331
Depreciation	(15,989,213)	(491,409)	(20,792,446)	(14,400,813)
Net unrealized appreciation (depreciation) of investments	$(7,877,800)	$1,992,095	$(15,018,184)	$(10,987,482)

Nuveen Investments 91

Notes to
Financial Statements (continued)
	California	California	California
	Investment	Select	Quality
	Quality	Quality	Income
	(NQC)	(NVC)	(NUC)
Cost of investments	$281,803,903	$481,621,456	$458,749,207
Gross unrealized:
Appreciation	$5,088,131	$11,659,706	$14,365,889
Depreciation	(17,972,386)	(35,523,086)	(23,528,625)
Net unrealized appreciation (depreciation) of investments	$(12,884,255)	$(23,863,380)	$(9,162,736)

Permanent differences, primarily due to federal taxes paid, taxable market discount, nondeductible offering costs and distribution character reclassifications, resulted in reclassifications among the Funds’ components of Common share net assets at February 28, 2011, the Funds’ tax year end, as follows:

			California		California	California	California
	California	California	Performance	California	Investment	Select	Quality
	Value	Value 2	Plus	Opportunity	Quality	Quality	Income
	(NCA)	(NCB)	(NCP)	(NCO)	(NQC)	(NVC)	(NUC)
Paid-in surplus	$(1)	$—	$1,116	$(28,445)	$(1,916)	$(14,930)	$(17,451)
Undistributed (Over-distribution of) net investment income	(301)	—	(4,639)	19,942	(30,023)	(273)	14,442
Accumulated net realized gain (loss)	302	—	3,523	8,503	31,939	15,203	3,009

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at February 28, 2011, the Funds’ tax year end, were as follows:

			California		California	California	California
	California	California	Performance	California	Investment	Select	Quality
	Value	Value 2	Plus	Opportunity	Quality	Quality	Income
	(NCA)	(NCB)	(NCP)	(NCO)	(NQC)	(NVC)	(NUC)
Undistributed net tax-exempt income *	$1,853,052	$190,499	$4,660,290	$2,521,411	$4,781,953	$7,702,071	$7,630,364
Undistributed net ordinary income **	27,654	—	14,504	3,596	13,532	13,201	6,931
Undistributed net long-term capital gains	—	42,193	—	—	—	—	—

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2011, paid on March 1, 2011.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended February 28, 2011 and February 28, 2010, was designated for purposes of the dividends paid deduction as follows:

				California		California	California	California
	California	California		Performance	California	Investment	Select	Quality
	Value	Value 2		Plus	Opportunity	Quality	Quality	Income
2011	(NCA)	(NCB)		(NCP)	(NCO)	(NQC)	(NVC)	(NUC)
Distributions from net tax-exempt income ***	$11,515,680	$2,705,942		$11,981,804	$7,754,166	$12,761,573	$23,150,035	$22,084,365
Distributions from net ordinary income **	70,710	23,583		—	—	—	6	—
Distributions from net long-term capital gains ****	—	90		—	—	—	—	—
				California		California	California	California
	California	California		Performance	California	Investment	Select	Quality
	Value	Value 2		Plus	Opportunity	Quality	Quality	Income
2010	(NCA)	(NCB)	*****	(NCP)	(NCO)	(NQC)	(NVC)	(NUC)
Distributions from net tax-exempt income	$11,515,679	$1,788,724		$10,993,397	$7,096,531	$11,825,392	$20,987,157	$20,299,738
Distributions from net ordinary income **	—	68,303		—	—	36,863	259,402	190,137
Distributions from net long-term capital gains	—	—		67,799	—	229,199	191,474	284,004

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended February 28, 2011, as Exempt Interest Dividends.
****
The Funds designate as a long term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended February 28, 2011.

*****	For the period April 28, 2009 (commencement of operations) through February 28, 2010.

92 Nuveen Investments

At February 28, 2011, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

		California		California	California	California
	California	Performance	California	Investment	Select	Quality
	Value	Plus	Opportunity	Quality	Quality	Income
	(NCA)	(NCP)	(NCO)	(NQC)	(NVC)	(NUC)
Expiration:
February 28, 2017	$1,792,758	$—	$—	$—	$65,078	$956,742
February 28, 2018	251,409	1,117,962	664,054	3,407,464	—	3,225,294
Total	$2,044,167	$1,117,962	$664,054	$3,407,464	$65,078	$4,182,036

During the tax year ended February 28, 2011, the following Funds utilized capital loss carryforwards as follows:

		California		California	California	California
	California	Performance	California	Investment	Select	Quality
	Value	Plus	Opportunity	Quality	Quality	Income
	(NCA)	(NCP)	(NCO)	(NQC)	(NVC)	(NUC)
Utilized capital loss carryforwards	$2,601,594	$1,269,840	$508,499	$787,983	$1,674,658	$376,309

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2010 through February 28, 2011, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

	California	California	California
	Performance	Select	Quality
	Plus	Quality	Income
	(NCP)	(NVC)	(NUC)
Post-October capital losses	$144,565	$2,498,992	$99,336

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser, and for California Value (NCA) a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

California Value (NCA) pays an annual fund-level fee, payable monthly, of .15% of the average daily net assets* of the Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of the Fund.

The annual fund-level fee for each Fund (excluding California Value (NCA)), payable monthly, is calculated according to the following schedule:

California Performance Plus (NCP)
California Opportunity (NCO)
California Investment Quality (NQC)
California Select Quality (NVC)
California Quality Income (NUC)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

Nuveen Investments 93

Notes to
Financial Statements (continued)

California Value 2 (NCB)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4000%
For the next $125 million	.3875
For the next $250 million	.3750
For the next $500 million	.3625
For the next $1 billion	.3500
For managed assets over $2 billion	.3375

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of February 28, 2011, the complex-level fee rate for the Funds was .1799%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

94 Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at ten. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

■ROBERT P. BREMNER(2)			Private Investor and Management Consultant; Treasurer and Director,
8/22/40	Chairman of		Humanities Council of Washington, D.C.; Board Member,
333 W. Wacker Drive	the Board	1996	Independent Directors Council affiliated with the Investment	246
Chicago, IL 60606	and Board Member		Company Institute.

■JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic
10/22/48			corporation (since 1996); Director and Chairman, United Fire
333 W. Wacker Drive	Board Member	1999	Group, a publicly held company; President Pro Tem of the Board of	246
Chicago, IL 60606			Regents for the State of Iowa University System; Director, Source Media
Group; Life Trustee of Coe College and the Iowa College Foundation;
formerly, Director, Alliant Energy; formerly, Director, Federal
Reserve Bank of Chicago; formerly, President and Chief Operating
Officer, SCI Financial Group, Inc., a regional financial services firm.

■WILLIAM C. HUNTER			Dean, Tippie College of Business, University of Iowa (since
3/6/48			2006); Director (since 2004) of Xerox Corporation; Director
333 W. Wacker Drive	Board Member	2004	(since 2005), Beta Gamma Sigma International Honor Society;	246
Chicago, IL 60606			Director of Wellmark, Inc. (since 2009); formerly, Dean and
Distinguished Professor of Finance, School of Business at the
University of Connecticut (2003-2006); previously, Senior Vice
President and Director of Research at the Federal Reserve Bank
of Chicago (1995-2003); formerly, Director (1997-2007), Credit
Research Center at Georgetown University.

■DAVID J. KUNDERT(2)			Director, Northwestern Mutual Wealth Management
10/28/42			Company; retired (since 2004) as Chairman, JPMorgan
333 W. Wacker Drive	Board Member	2005	Fleming Asset Management, President and CEO, Banc One	246
Chicago, IL 60606			Investment Advisors Corporation, and President, One Group
Mutual Funds; prior thereto, Executive Vice President, Banc One
Corporation and Chairman and CEO, Banc One Investment
Management Group; Member, Board of Regents, Luther College;
member of the Wisconsin Bar Association; member of Board of
Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater
Milwaukee Foundation.

■WILLIAM J. SCHNEIDER(2)			Chairman of Miller-Valentine Partners Ltd., a real estate investment
9/24/44			company; formerly, Senior Partner and Chief Operating Officer
333 W. Wacker Drive	Board Member	1997	(retired 2004) of Miller-Valentine Group; member, University of	246
Chicago, IL 60606			Dayton Business School Advisory Council;member, Mid-America
Health System Board; formerly, member and chair, Dayton Philharmonic
Orchestra Association; formerly, member, Business Advisory Council,
Cleveland Federal Reserve Bank.

Nuveen Investments 95

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Birthdate	withthe Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

■JUDITH M. STOCKDALE			Executive Director, Gaylord and Dorothy Donnelley
12/29/47			Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive	Board Member	1997	Great Lakes Protection Fund (1990-1994).	246
Chicago, IL 60606

■CAROLE E. STONE(2)			Director, Chicago Board Options Exchange (since 2006); Director,
6/28/47			C2 Options Exchange, Incorporated (since 2009); formerly,
333 W. Wacker Drive	Board Member	2007	Commissioner, New York State Commission on Public Authority	246
Chicago, IL 60606			Reform (2005-2010); formerly, Chair, New York Racing Association
Oversight Board (2005-2007).

■ VIRGINIA L. STRINGER			Board Member, Mutual Fund Directors Forum; Member, Governing
8/16/44			Board, Investment Company Institute’s Independent Directors
333 W. Wacker Drive	Board Member	2011	Council; governance consultant and non-profit board member;	246
Chicago, IL 60606			former Owner and President, Strategic Management Resources, Inc.
a management consulting firm; previously, held several executive positions in general management, marketing and human resources at
IBM and The Pillsbury Company; Independent Director, First American
Fund Complex (1987-2010) and Chair (1997-2010).

■TERENCE J. TOTH(2)
9/29/59			Director, Legal & General Investment Management America, Inc.
333 W. Wacker Drive	Board Member	2008	(since 2008); Managing Partner, Promus Capital (since 2008);	246
Chicago, IL 60606			formerly, CEO and President, Northern Trust Global Investments
			(2004-2007); Executive Vice President, Quantitative Management
			& Securities Lending (2000-2004); prior thereto, various positions
			with Northern Trust Company (since 1994); member: Goodman
			Theatre Board (since 2004), Chicago Fellowship Board (since
			2005), and Catalyst Schools of Chicago Board (since 2008); formerly,
			member: Northern Trust Mutual Funds Board (2005-2007),
			Northern Trust Global Investments Board (2004-2007), Northern
			Trust Japan Board (2004-2007), Northern Trust Securities Inc.
			Board (2003-2007) and Northern Trust Hong Kong Board
			(1997-2004).

Interested Board Member:

■JOHN P. AMBOIAN(3)			Chief Executive Officer and Chairman (since 2007), and Director (since
6/14/61			1999) of Nuveen Investments, Inc., formerly, President (1999-2007);
333 W. Wacker Drive	Board Member	2008	Chief Executive Officer (since 2007) of Nuveen Investments Advisors,	246
Chicago, IL 60606			Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010)
of Nuveen Fund Advisors, Inc.

96 Nuveen Investments

Name,	Position(s) Held	Year First	Principal	Number
Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
and Address		Appointed(4)	During Past 5 Years	in Fund Complex
Overseen
by Officer

Officers of the Funds:

■GIFFORD R. ZIMMERMAN			Managing Director (since 2002), Assistant Secretary and Associate
9/9/56	Chief Adminisrative		General Counsel of Nuveen Investments LLC; Managing Director
333 W. Wacker Drive	Officer	1988	(since 2004) and Assistant Secretary (since 1994) of Nuveen	246
Chicago, IL 60606			Investments, Inc.; Managing Director (since 2002), Assistant
Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen
Fund Advisors, Inc.; Managing Director, Assistant Secretary and
Associate General Counsel of Nuveen Asset Management, LLC (since
2011); Managing Director, Associate General Counsel and Assistant
Secretary of Symphony Asset Management LLC (since 2003); Vice
President and Assistant Secretary of NWQ Investment Management
Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since
2002), Tradewinds Global Investors LLC, and Santa Barbara Asset
Management, LLC (since 2006), Nuveen HydePark Group LLC and
Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital
Management Inc. (since 2010); Chief Administrative Officer and Chief
Compliance Officer (since 2010) of Nuveen Commodities Asset
Management, LLC; Chartered Financial Analyst.

■ WILLIAM ADAMS IV			Senior Executive Vice President, Global Structured Products (since
6/9/55			2010), formerly, Executive Vice President (1999-2010) of Nuveen
333 W. Wacker Drive	Vice President	2007	Investments, LLC; Co-President of Nuveen Fund Advisors, Inc. (since	132
Chicago, IL 60606			2011); Managing Director (since 2010) of Nuveen Commodities Asset
Management, LLC.

■CEDRIC H. ANTOSIEWICZ			Managing Director of Nuveen Investments, LLC.
1/11/62
333 W. Wacker Drive	Vice President	2007		132
Chicago, IL 60606

■MARGO L. COOK			Executive Vice President (since 2008) of Nuveen Investments, Inc.
4/11/64			and of Nuveen Fund Advisors, Inc. (since 2011); previously, Head of
333 W. Wacker Drive	Vice President	2009	Institutional Asset Management (2007-2008) of Bear Stearns Asset	246
Chicago, IL 60606			Management; Head of Institutional Asset Management (1986-2007) of
Bank of NY Mellon; Chartered Financial Analyst.

■LORNA C. FERGUSON			Managing Director (since 2004) of Nuveen Investments, LLC and
10/24/45			Managing Director (since 2005) of Nuveen Fund Advisors, Inc.
333 W. Wacker Drive	Vice President	1998		246
Chicago, IL 60606

■STEPHEN D. FOY			Senior Vice President (since 2010), formerly, Vice President (1993-
5/31/54	Vice President		2010) and Funds Controller (since 1998) of Nuveen Investments,
333 W. Wacker Drive	andController	1998	LLC; Senior Vice President (since 2010), formerly, Vice President	246
Chicago, IL 60606			(2005-2010) of Nuveen Fund Advisors, Inc.; Certified Fund Advisors, Inc.;
Certified Public Accountant.

Nuveen Investments 97

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
and Address		Appointed(4)	During Past 5 Years	in Fund Complex
Overseen
by Officer

Officers of the Funds:

■ SCOTT S. GRACE			Managing Director, Corporate Finance & Development, Treasurer
8/20/70	Vice President		(since 2009) of Nuveen Investments, LLC; Managing Director and
333 W. Wacker Drive	and Treasurer	2009	Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment	246
Chicago, IL 60606			Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments
Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice
President and Treasurer of NWQ Investment Management Company,
LLC, Tradewinds Global Investors, LLC, Symphony Asset Management
LLC and Winslow Capital Management, Inc.; Vice President of Santa
Barbara Asset Management, LLC; formerly, Treasurer (2006-2009),
Senior Vice President (2008-2009), previously, Vice President (2006-
2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan
Stanley’s Global Financial Services Group (2000-2003); Chartered
Accountant Designation.

■WALTER M. KELLY			Senior Vice President (since 2008), Vice President (2006-2008)
2/24/70	Chief Compliance		of Nuveen Investments, LLC; Senior Vice President (since 2008)
333 W. Wacker Drive	Officer and	2003	and Assistant Secretary (since 2008) of Nuveen Fund Advisors, Inc.	246
Chicago, IL 60606	Vice President

■TINA M. LAZAR			Senior Vice President (since 2009), formerly, Vice President of Nuveen
8/27/61			Investments, LLC (1999-2009); Senior Vice President (since 2010),
333 W. Wacker Drive	Vice President	2002	formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	246
Chicago, IL 60606

■LARRY W. MARTIN			Senior Vice President (since 2010), formerly, Vice President
7/27/51	Vice President and		(1993-2010), Assistant Secretary and Assistant General Counsel
333 W. Wacker Drive	Assistant Secretary	1997	of Nuveen Investments, LLC; Senior Vice President (since 2011) of	246
Chicago, IL 60606			Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of
Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly
Vice President (2005-2010), and Assistant Secretary (since 1997) of
Nuveen Fund Advisors, Vice President and Assistant Secretary of Nuveen
Investments Advisers Inc. (since 2002), NWQ Investment Management
Company, LLC, Symphony Asset Management, LLC (since 2003),
Tradewinds Global Investors, LLC, Santa Barbara Asset Management,
LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment
Solutions, Inc. (since 2007); Vice President and Assistant Secretary of
Nuveen Commodities Asset Management LLC (since 2010).

■KEVIN J. MCCARTHY			Managing Director (since 2008), formerly, Vice President (2007-2008),
3/26/66	Vice President		Nuveen Investments, LLC; Managing Director (since 2008), Assistant
333 W. Wacker Drive	and Secretary	2007	Secretary (since 2007) and Co-General Counsel (since 2011)	246
Chicago, IL 60606			of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary
and Associate General Counsel (since 2011) of Nuveen Asset
Management, LLC; Managing Director (since 2008), and Assistant
Secretary, Nuveen Investment Holdings, Inc.; Vice President
(since 2007) and Assistant Secretary, Nuveen Investment Advisers
Inc., NWQ Investment Management Company, LLC, Tradewinds
Global Investors LLC, NWQ Holdings, LLC, Symphony Asset
Management LLC, Santa Barbara Asset Management, LLC, Nuveen
HydePark Group, LLC and Nuveen Investment Solutions, Inc.
(since 2007) and of Winslow Capital Management, Inc. (since 2010);
Vice President and Secretary (since 2010) of Nuveen Commodities
Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP
(1997-2007).

98 Nuveen Investments

Name,	Position(s) Held	Year First	Principal	Number
Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
and Address		Appointed(4)	During Past 5 Years	in Fund Complex
Overseen
by Officer

Officers of the Funds:

■KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since
3/30/53	Vice President and		2011) of Nuveen Fund Advisors; Managing Director, Assistant Secretary
800 Nicollet Mall	Assistant Secretary	2011	and Associate General Counsel (since 2011) of Nuveen Asset	246
Minneapolis, MN 55402			Management, LLC; Managing Director and Assistant Secretary (since
2011) of Nuveen Investments, LLC; formerly, Secretary of FASF
(2004-2010); Deputy General Counsel, FAF Advisors, Inc. (2004-2010).

(1)
For Michigan Dividend Advantage (NZW), Ohio Dividend Advantage (NXI), Ohio Dividend Advantage 2 (NBJ) and Ohio Dividend Advantage 3 (NVJ) Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees for NZW, NXI, NBJ and NVJ is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For Michigan Quality Income (NUM), Michigan Premium Income (NMP) and Ohio Quality Income (NUO), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments 99

Annual Investment Management Agreement Approval Process(Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Trustees or Directors (as the case may be) (each a “Board” and each Trustee or Director, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an “Advisory Agreement”) between each Fund and Nuveen Asset Management (the “Adviser”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and the Adviser, including absolute and comparative performance, fee and expense information for the Funds (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the

100 Nuveen Investments

Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Adviser’s organization and business; the types of services that the Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including continued activities to refinance auction rate preferred securities, manage leverage during periods of market turbulence and implement an enhanced leverage management process, modify investment mandates in light of market conditions and seek shareholder approval as necessary, maintain the fund share repurchase program and maintain shareholder communications to keep shareholders apprised of Nuveen’s efforts in refinancing preferred shares. In addition to the foregoing, the Independent Board Members also noted the additional services that the Adviser or its affiliates provide to closed-end funds, including, in particular, Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing marketing for the closed-end funds; maintaining and enhancing a closed-end fund website; participating in conferences and having direct communications with analysts and financial advisors.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by the Adviser and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal

Nuveen Investments 101

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

support. Given the importance of compliance, the Independent Board Members also considered the Adviser’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. The Investment Performance of the Funds and the Adviser
The Board considered the performance results of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2009 and for the same periods ending March 31, 2010 (or for the periods available for Funds that did not exist during part of the foregoing time frame). In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2009 and for the same periods ending March 31, 2010 (or for the periods available for Funds that did not exist during part of the foregoing time frame). Moreover, the Board reviewed the peer ranking of the Nuveen municipal funds advised by the Adviser in the aggregate. The Independent Board Members also reviewed historic premium and discount levels. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group. In this regard, the Independent Board Members considered that the Performance Peer Groups of certain funds (including the Nuveen California Municipal Value Fund, Inc. and Nuveen California Municipal Value Fund 2) were classified as having significant differences from such funds based on considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers).

Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory. The Independent Board Members noted that the Nuveen California Select Quality Municipal Fund, Inc. generally demonstrated favorable performance in comparison to peers, performing in the top two quartiles in the one-, three- and five-year periods ending March 31, 2010. The performance of the Nuveen California Investment Quality Municipal Fund, Inc. and the Nuveen

102 Nuveen Investments

California Performance Plus Municipal Fund, Inc. was over time satisfactory compared to peers, falling within the second or third quartile over various periods. While the Nuveen California Quality Income Municipal Fund, Inc. lagged its peers somewhat in the short-term one-year period, it demonstrated more favorable performance in the longer three-and five-year periods. The Nuveen California Municipal Value Fund, Inc. underper-formed its benchmark in the three-year period but outperformed the performance of its benchmark in the one-year period. The Board Members further recognized that the Nuveen California Municipal Value Fund 2 is a relatively new fund with a performance history that is generally too short for meaningful assessment of performance. With respect to the Nuveen California Municipal Market Opportunity Fund, Inc., although the Fund lagged its peers over various periods, the Fund outperformed its benchmark in the one-year period.

C. Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; the differences in the type and use of leverage; and differences in the states reflected in the Peer Universe or Peer Group may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers, including, in particular, the Nuveen California Municipal Value Fund, Inc. and the Nuveen California Municipal Value Fund 2.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In their review, the Independent Board Members noted that although the Nuveen California Municipal Value Fund, Inc. and Nuveen California Municipal Value Fund 2 had net management fees above the peer average and the available peer set was limited, their net expense ratios were below or near the peer average. The Nuveen California Quality Income Municipal Fund, Inc. and Nuveen California Select Quality Municipal

Nuveen Investments 103

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Fund, Inc. had net advisory fees above the peer average, but the expense ratios were below, at or near the peer expense ratio average. The Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc. and Nuveen California Performance Plus Municipal Fund, Inc. had net management fees and net expense ratios above the peer averages; however, the Board Members recognized that limited peers were available for comparison.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Adviser to other clients, including municipal separately managed accounts and passively managed municipal bond exchange traded funds (ETFs) that are sub-advised by the Adviser. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also

104 Nuveen Investments

considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to the Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

Nuveen Investments 105

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as agent at Nuveen’s trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Adviser in managing the assets of the Funds and other clients. The Independent Board Members noted that the Adviser does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” the Adviser intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by the Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that the Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

106 Nuveen Investments

Board Approval of Sub-Advisory Arrangements (Unaudited)

Since the May Meeting, Nuveen has engaged in an internal restructuring (the “Restructuring”) pursuant to which the portfolio management services provided by NAM to the Funds were transferred to Nuveen Asset Management, LLC (“NAM LLC”), a newly-organized wholly-owned subsidiary of the Adviser and the Adviser changed its name to Nuveen Fund Advisors, Inc. (“NFA”). The Adviser, under its new name NFA, continues to serve as investment adviser to the Funds and, in that capacity, will continue to provide various oversight, administrative, compliance and other services. To effectuate the foregoing, NFA entered into sub-advisory agreements with NAM LLC on behalf of the Funds (each a “Sub-Advisory Agreement”). Under each Sub-Advisory Agreement, NAM LLC, subject to the oversight of NFA and the Board, will furnish an investment program, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of the respective Fund’s investment portfolio allocated to it by NFA. There have been no changes to the advisory fees paid by the Funds; rather, NFA will pay a portion of the investment advisory fee it receives to NAM LLC for its sub-advisory services. The Independent Board Members reviewed the allocation of fees between NFA and NAM LLC. NFA and NAM LLC do not anticipate any reduction in the nature or level of services provided to the Funds following the Restructuring. The personnel of NFA who engaged in portfolio management activities prior to the spinoff of NAM LLC are not expected to materially change as a result of the spinoff. In light of the foregoing, at a meeting held on November 16-18, 2010, the Board Members, including a majority of the Independent Board Members, approved the Sub-Advisory Agreements on behalf of the Funds. Given that the Restructuring was not expected to reduce the level or nature of services provided and the advisory fees paid by the Funds were the same, the factors considered and determinations made at the May Meeting in approving the Advisory Agreements were equally applicable to the approval of the Sub-Advisory Agreements.

Nuveen Investments 107

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

108 Nuveen Investments

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments 109

Glossary of Terms
Used in this Report

•
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

•
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the invest- ment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•
Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

•
Inverse Floaters: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typi- cally also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

•	Leverage: Using borrowed money to invest in securities or other assets.

110 Nuveen Investments

•
Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the dura- tion of the Fund’s portfolio of bonds.

•	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

•
Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

•
Pre-refunding: Pre-refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

•
Structural Leverage: Structural Leverage consists of preferred shares or debt issued by the fund. Both of these are part of a fund’s capital structure. Structural leverage is sometimes referred to as “’40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

•	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

•
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments 111

Notes

112 Nuveen Investments

Notes

Nuveen Investments 113

Notes

114 Nuveen Investments

Other Useful Information

Board of
Directors/Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank
& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common and Preferred Share Information

Each Fund intends to repurchase and/or redeem shares of its own common and/or auction rate preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or auction rate preferred stock as shown in the accompanying table.

		Auction Rate
	Common Shares	Preferred Shares
Fund	Repurchased	Redeemed
NCA	—	N/A
NCB	—	N/A
NCP	—	3,647
NCO	—	1,951
NQC	—	3,797
NVC	—	6,321
NUC	—	6,289

N/A - Fund is not authorized to issue auction rate preferred shares.

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments 115

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $197 billion of assets as of December 31, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready - no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

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OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

EAN-A-0211D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees ("Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is "independent" for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen California Investment Quality Municipal Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
February 28, 2011	$18,200	$0	$0	$3,400

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

February 28, 2010	$16,765	$0	$0	$3,400

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

4 "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the "Adviser"), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

Fiscal Year Ended	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
February 28, 2011	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

February 28, 2010	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Fiscal Year Ended		Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
	Billed to Fund	reporting of the Fund)	engagements)	Total
February 28, 2011	$3,400	$0	$0	$3,400
February 28, 2010	$3,400	$0	$0	$3,400

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. (“NFA”) is the registrant’s investment adviser (NFA is also referred to as the “Adviser”). NFA is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“NAM, LLC” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. is the registrant's Adviser.  The Adviser is responsible for the selection and on-going monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Scott R. Romans	Nuveen California Investment Quality Municipal Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Scott R. Romans	Registered Investment Company	32	$7.64 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$.6 million
*	Assets are as of February 28, 2011. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager’s compensation consists of three basic elements—base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager’s total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager’s investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM, LLC). Although investment performance is a factor in determining the portfolio manager’s compensation, it is not necessarily a decisive factor. The portfolio manager’s performance is evaluated in part by comparing manager’s performance against a specified investment benchmark.  This fund-specific benchmark is a customized subset (limited to bonds in each Fund’s specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million.  As of December 31, 2010, the S&P/Investortools Municipal Bond index was comprised of 57,308 securities with an aggregate current market value of $1,226 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM, LLC in accordance with its overall compensation strategy discussed above. NAM, LLC is not under any current contractual obligation to increase a portfolio manager’s base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager’s supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM, LLC’s investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM, LLC’s investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation.    In connection with the acquisition of Nuveen Investments, Inc., by a group of investors lead by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen’s parent.  These profit interests entitle the holders to participate in the appreciation  in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.  In addition, in July 2009, Nuveen Investments created and funded a trust, as part of a newly-established incentive program, which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain employees, including portfolio managers.

Material Conflicts of Interest. Each portfolio manager’s simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, LLC, however, believes that such potential conflicts are mitigated by the fact that the NAM, LLC has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM, LLC has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of February 28, 2011, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM’s municipal investment team.

Dollar range
of equity
securities
beneficially
owned in the
remainder of
		Dollar range	Nuveen funds
		of equity	managed by
		securities	NAM’s
		beneficially	municipal
		owned in	investment
Name of Portfolio Manager	Fund	Fund	team
Scott R. Romans	Nuveen California Investment Quality Municipal Fund, Inc.	$0	$1-$10,000

PORTFOLIO MANAGER BIO:

Scott R. Romans, PhD,  Senior Vice President of NAM, LLC, joined Nuveen Investments in 2000 as a senior analyst in the education sector. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds most of which are state funds covering California and other western states.   Currently, he manages investments for 33 Nuveen-sponsored investment companies.  He holds an undergraduate degree from the University of Pennsylvania and an MA and PhD from the University of Chicago.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen California Investment Quality Municipal Fund, Inc.

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: May 6, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: May 6, 2011

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: May 6, 2011